================================================================================
                               SHAREHOLDER LETTER
================================================================================

Dear Shareholders:

The year 2000 will be remembered for many reasons: the dawn of the new millennium, the Y2K non-event, and the roller coaster ride in the financial markets. It is my pleasure to report to you the performance, commentary and holdings for Endeavor Series Trust ("EST") for the year ended December 31, 2000.

The year 2000 was a year of complete contrast to 1999. It was the year that all of the investment lingo cliches of caution finally came home to roost: "What goes around, comes around." "Reversion to the mean." "Diversification is key to mitigating risk." "Markets do not go up forever." "Valuation will matter again, someday." "Value investing will have its day again."

                          THE CONTRAST OF 1999 VS. 2000

                       1999                                                               2000
                       ----                                                               ----
[BULLET] Record 5th consecutive year that S&P 500          [BULLET] S&P 500 Index lost over 10%, the worst return
         Index returned 20% or more.                                since 1977.
[BULLET] Record high year for NASDAQ Composite             [BULLET] Record low year for NASDAQ Composite
         Index of +85.6%.                                           Index of -39.3%.
[BULLET] International stock indices returned over         [BULLET] International stock indices lost close to
         30% for the best year in the last six years.               20% for the year.
[BULLET] 2nd worst year for bonds ever since 1973.         [BULLET] Treasury bonds outperformed all other
                                                                    stock and bond fund categories.

[BULLET] Growth Stocks  [ARROW POINTING UP] *              [BULLET] Growth Stocks  [ARROW POINTING DOWN] *
[BULLET] Technology Stocks  [ARROW POINTING UP]            [BULLET] Technology Stocks  [ARROW POINTING DOWN]
[BULLET] Value Stocks  [ARROW POINTING DOWN]               [BULLET] Value Stocks   [ARROW POINTING UP]
[BULLET] Small Cap Stocks   [ARROW POINTING UP]            [BULLET] Small Cap Stocks   [ARROW POINTING UP]
[BULLET] International Stocks  [ARROW POINTING UP]         [BULLET] International Stocks  [ARROW POINTING DOWN]
[BULLET] US Treasury Bonds  [ARROW POINTING DOWN]          [BULLET] US Treasury Bonds  [ARROW POINTING UP]
[BULLET] High Yield Bonds  [ARROW POINTING UP]             [BULLET] High Yield Bonds   [ARROW POINTING DOWN]

                *Key =   [ARROW POINTING UP]    Relatively Good Year
                         [ARROW POINTING DOWN]  Relatively Poor Year

================================================================================
                         SHAREHOLDER LETTER (CONTINUED)
================================================================================
                 ENDEAVOR SERIES TRUST CALENDAR 2000 PERFORMANCE

Endeavor Series Trust and related indices returns for 2000 were as follows:

     T. Rowe Price Equity Income Portfolio                                    12.31%
     Dreyfus Small Cap Value Portfolio                                        11.02%
     Dreyfus U.S. Government Securities Portfolio                             10.16%
     Endeavor Money Market Portfolio                                           5.95%
     Endeavor Value Equity Portfolio/Capital Guardian Value Portfolio*         5.57%
     Capital Guardian U.S. Equity Portfolio*                                   1.00%
     T. Rowe Price Growth Stock Portfolio                                     -0.51%
     Russell 2000 Index                                                       -4.20%
     Endeavor High Yield Portfolio                                            -5.18%
     Endeavor Asset Allocation Portfolio                                      -5.93%
     Dow Jones Industrial Average                                             -6.18%
     S&P 500 Index                                                           -10.14%
     Endeavor Enhanced Index Portfolio                                       -10.92%
     Endeavor Opportunity Value Portfolio/Jennison Growth Portfolio*         -11.58%
     Endeavor Select Portfolio/Capital Guardian Global Portfolio*            -15.42%
     Dow Jones World Index                                                   -17.36%
     T. Rowe Price International Stock Portfolio                             -18.26%
     Endeavor Janus Growth Portfolio                                         -29.39%
     NASDAQ Composite Index                                                  -39.29%

*  Effective  10/09/2000 four portfolio changes were made within Endeavor Series
   Trust: Capital Guardian Trust Company was named the new adviser of Endeavor Select and Endeavor Value Equity Portfolios, which were renamed Capital Guardian Global and Capital Guardian Value Portfolios, respectively. Capital Guardian Trust Company was also named the new adviser to former PFL Insurance Company separate accounts (Dow Target 5 and Dow Target 10 accounts) that were terminated and combined to create a new, additional portfolio in Endeavor Series Trust named Capital Guardian U.S. Equity Portfolio. Jennison Associates became the new adviser of Endeavor Opportunity Value Portfolio, which was renamed Jennison Growth Portfolio.

Yes, 2000 was extraordinary, to say the least. The carnage in technology, particularly the internet sector, put the brakes on some of the greatest mania the market has ever seen. The NASDAQ Composite Index loss of 39.29% for 2000 marks its worst annual return since the index was created in 1971, effectively reducing the record +86% return of 1999. The only other time that the market has experienced any greater loss was in the 1973-1974 bear market when the DJIA lost 45%, the S&P 500 48% and the NASDAQ 60%. The unabated speculation with price-to-earnings ratios into the hundreds and the dot.com IPOs' expected rocket rides to riches received serious lessons in stock market dynamics. It appears that valuation always matters, eventually. It seems as well that once "the greater fool" gets an inkling that he is the latest fool, the exit can create a cascade of selling. Paper losses from the NASDAQ high to low in 2000 amounted to a loss of $3.3 trillion, or equivalent to the value of one-third of the homes in America.

We are very excited about some major changes we made to Endeavor Series Trust this year. On October 9, 2000, we implemented the following portfolio name and adviser changes in addition to adding a new portfolio:

PREVIOUS PORTFOLIO NAME/             NEW PORTFOLIO NAME/
INVESTMENT ADVISER                   INVESTMENT ADVISER
------------------                   ------------------
Endeavor Value Equity/               Capital Guardian Value/
Oppenheimer Capital Inc.             Capital Guardian Trust Co.

Endeavor Select/                     Capital Guardian Global/
Montgomery Asset Management          Capital Guardian Trust Co.

Endeavor Opportunity Value/          Jennison Growth/
Oppenheimer Capital Inc.             Jennison Associates

================================================================================
                         SHAREHOLDER LETTER (CONTINUED)
================================================================================
Dow Targets 5 & 10/                             Capital Guardian U.S. Equity/
First Trust Advisors                            Capital Guardian Trust Co.

(Four EMC managed but non-EST funds -
January Dow Target 5,                           (New, additional portfolio to
January Dow Target 10, July Dow Target 5 &      Endeavor Series Trust)
July Dow Target 10 - were liquidated as PFL
Life Insurance Company separate
accounts and the collective proceeds
went into the new EST portfolio)

The investment program for Endeavor Series Trust is managed by Endeavor Management Co. ("EMC"), which has overall responsibility for the general management and administration of all the Portfolios. EMC monitors and evaluates the performance of the various advisers it hires to manage the investment portfolios that are offered by Endeavor Series Trust.

EMC's evaluation process for advisers includes critiquing evaluation of performance (compared to market benchmarks, Lipper and Morningstar indices), process (the investment management company, the portfolio manager, investment process and style loyalty), and various marketing and business partnering criteria that are important to protect or increase shareholder value. It was through the implementation of this process that changes were made during the year. We are confident that the changes made this year offer you better portfolios, a better investment process and the prospect for better long-standing wealth building.

Jennison Associates is a major institutional investment adviser. It is based in New York City, is a wholly owned subsidy of Prudential Insurance Co. and was founded in 1969. Jennison Associates manages over $86 billion, of which more than $44 billion is in the large cap growth style that they bring to Jennison Growth Portfolio.

Capital Guardian Trust Company is also a major institutional investment adviser. It is primarily based in California, is part of The Capital Group Companies (which includes Capital Research & Management Co. which advises The American Funds mutual fund family) and manages over $130 billion in assets.

In conclusion, 2000 was a wild ride for many investors while just another year for others. When considering equity funds, risk and diversification sit on the opposite ends of the proverbial "teeter totter" -- as one side moves higher, the other moves lower. The array of investment returns for 1999 and 2000 for the portfolios in Endeavor Series Trust gives me confidence that we are capturing the a broad market spectrum in our investment offerings. Of course, your account's return depends on how you have allocated your investment dollars across those offerings. The combined years of 1999 and 2000 gave you an excellent opportunity to revisit your "asset allocation" with your financial adviser and measure it against your risk tolerance. Those of you that loved 1999 and hated 2000 may be taking too much risk and may need to adjust your asset allocation. If you have a long time horizon, are a "buy and hold" investor, are non-emotional when it comes to market downturns as experienced in 2000 and truly believe that over the long term you will be rewarded, then you are a good candidate for owning more volatile equity funds.

Until next time, thank you for your confidence and your business. We at Endeavor Series Trust look forward to continuing to serve you as your partner in wealth accumulation and preservation.

Sincerely,

/S/SIGNATURE
Vincent J. (VJ) McGuinness, Jr.
President
Endeavor Series Trust

February 7, 2001

================================================================================
                        CAPITAL GUARDIAN GLOBAL PORTFOLIO
================================================================================
MARKET REVIEW

The fourth quarter of 2000 was the mirror image of the fourth quarter of 1999. There was a continuation of the sector rotation in global markets away from technology-related stocks and into more defensive names. In the U.S., Nasdaq lost one-third of its value over the quarter, capping off its worst year ever, and making the 10% loss for the S&P 500 look small in comparison. Beyond U.S. borders, Europe was mixed while the Pacific markets (particularly Japan) bore the brunt of the downturn.

Around the world, companies in traditionally defensive businesses provided healthy returns, as investors gravitated to names with more visible earnings and less sensitivity to a possible economic hard landing. Large market indexes were driven in the fourth quarter by healthcare and pharmaceutical companies along with consumer staples, food, tobacco, materials, and utilities groups all experiencing strong gains. Interest-rate-sensitive businesses such as banks and insurance companies in the U.S. and Europe generally saw positive results, aided by the widely held view near the close of the quarter that central banks will lower short-term interest rates early in 2001.

Significant currency shifts were also in the news. One of the major developments of the quarter was the bottoming of the value of the euro vis-a-vis the U.S. dollar in late October and the common currency's subsequent appreciation. This added to the currency returns of dollar-based investors and was regarded as a clear sign the U.S. economic growth engine was finally slowing.

PORTFOLIO REVIEW

For the two month period ended December 31, 2000 the Fund returned (4.90)% versus the benchmark MSCI World Index return of (4.53)%.

While we were underweight certain technology industries, our overweight in semiconductor-related companies like ASM Lithography and PMC-Sierra, hurt returns. As stock prices fell, we added selectively to semiconductor and semiconductor equipment names as these stocks neared cyclical lows. In telecommunications, we have favored the wireless industry (companies like Vodafone Group and NTT DoCoMo) while de-emphasizing incumbent wireline operators and competitive local exchange carriers. Although stock selection in U.S. software stocks such as Peoplesoft and Novellus proved additive to results, our investments in the communications services and equipment areas hurt returns (WorldCom and Sprint), prompting us to sell a number of these holdings as the quarter progressed. Not all the news was bad, as stock selection in the European telecommunications and telecommunications equipment areas proved beneficial (Swisscom).

Over the quarter we increased our holdings in the food, beverage, and drug areas as these stocks helped Portfolio returns. We also maintained our focus on Japanese companies, primarily in the auto industry, focusing on real restructuring and change.

OUTLOOK AND STRATEGY

Going forward, we expect continued volatility in markets around the world. Certainly, there will be extremely difficult earnings comparisons in the first quarter for many industries. While earnings estimates may be lowered further for technology-related companies in the short term, we believe in the long-term prospects of many of these companies and we plan to take advantage of the lower valuations of those names where we have the most conviction. Despite some slowdown in economic growth around the world, we still expect strong corporate spending on servers and data storage as large companies expand their Internet strategies and IT budgets resume normal growth after the Y2K boom/bust cycle of spending.

Beyond technology, many companies are recovering from several years of underperformance and are likely to benefit from central bank easing in the first quarter. We also believe credible restructuring stories in the Japanese auto, consumer financial, and retailing industries are just beginning and we are encouraged by nascent signs of change even in once moribund areas such as banking.

Capital Guardian Trust Company

================================================================================
                        CAPITAL GUARDIAN GLOBAL PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                        CAPITAL GUARDIAN GLOBAL PORTFOLIO

                                       VS.

                   LIPPER VAGLOBAL INDEX, S&P 500STOCK INDEX,
                       BLENDED INDEX AND MSCI WORLD INDEX+

                   FEBRUARY 3, 1998 THROUGH DECEMBER 31, 2000

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Capital Guardian       Lipper VA
          Global Portfolio*    Global Index*       S&P 500 Stock Index*    Blended Index*     MSCI World Index*
2/3/98        $10,000            $10,000               $10,000               $10,000             $10,000
2/28/98        10,500             10,711.4              10,720.8              10,773.3            10,651.2
3/98           11,140             11,241.5              11,269.4              11,242.7            11,001
4/98           11,500             11,406.9              11,384.8              11,293.5            11,086.4
5/98           11,240             11,303.8              11,189.4              10,771.1            11,028.7
6/98           11,050             11,385.9              11,643.5              10,767.5            11,087.3
7/98           10,750             11,334.8              11,520.5              10,624              11,159.8
8/98            8,760              9,602.15              9,856.04              8,775.01            9,734.52
9/98            9,070              9,610.51             10,488                 9,173.12            9,456.48
10/98           9,650             10,224.4              11,339.8               9,926.15           10,441
11/98          10,260             10,768.5              12,026.8              10,527.6            10,970
12/98          10,660             11,341.9              12,719.3              10,983.3            11,390.9
1/99           10,790             11,598.6              13,251                11,189.4            11,393.1
2/99           10,440             11,187.1              12,839.3              10,823.1            11,106.4
3/99           10,707             11,587.5              13,352.8              11,362.7            11,569.8
4/99           11,590             12,105.4              13,869.9              12,057.1            12,065.9
5/99           11,510             11,751.5              13,542.7              11,819.4            11,456.4
6/99           12,390             12,399.5              14,292.3              12,533.4            11,904.2
7/99           12,370             12,408                13,847.9              12,305.6            12,246.9
8/99           12,120             12,420                13,779.4              12,229.3            12,281.7
9/99           12,030             12,375.7              13,402.1              12,028.4            12,414.3
10/99          12,350             12,919.9              14,249.8              12,514.8            12,894
11/99          13,540             13,958                14,539.5              13,038.8            13,344.8
12/99          15,760             15,606                15,394.6              14,169.2            14,571.9
1/00           15,180             15,009.2              14,621.3              13,652.2            13,686.5
2/00           16,080             16,185                14,344.8              14,041.1            14,074.5
3/00           16,630             16,400.6              15,747.2              14,542.6            14,652.2
4/00           15,730             15,399.7              15,273.6              13,783.5            13,892.1
5/00           14,380.4           14,680.9              14,960.5              13,346.7            13,555.5
6/00           15,065.7           15,377.5              15,328.9              13,882.1            14,141.4
7/00           14,911             15,024.2              15,089.5              13,461.9            13,600.8
8/00           15,474.7           15,696.5              16,026.2              14,054.1            13,778.5
9/00           14,369.3           14,727.6              15,180.4              13,302              13,064.7
10/00          14,015.6           14,267.9              15,115.9              12,947.3            12,708.5
11/00          12,998.7           13,157.1              13,925.1              11,956.6            12,196.5
12/00          13,330.3           13,482.5              13,993.4              12,298              12,623.5

+ THE LIPPER VA GLOBAL INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GLOBAL FUNDS UNDERLYING 10 VARIABLE ANNUITIES.

THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE BLENDED INDEX IS A HYPOTHETICAL INDEX COMPRISED: 40% S&P 500 STOCK INDEX, 20% RUSSELL 2000, 20% MSCI EAFE AND 20% MSCI EM FREE INDEX.

THE MSCI WORLD INDEX IS A CAPITALIZATION WEIGHTED INDEX THAT MONITORS PERFORMANCE OF STOCK FROM AROUND THE WORLD.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.




THE PORTFOLIO HAS CHANGED ITS BENCHMARK INDEX FROM S&P 500 STOCK INDEX AND BLENDED INDEX TO THE MSCI WORLD INDEX TO PROVIDE A MORE APPROPRIATE COMPARISON TO INVESTMENT OBJECTIVES OF THE PORTFOLIO.

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        CAPITAL GUARDIAN GLOBAL PORTFOLIO
        ---------------------------------
        Year Ended 12/31/00                                      (15.42)%
        Inception (02/03/98) through 12/31/00                     10.37%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
================================================================================
MARKET REVIEW

The fourth quarter of 2000 was the mirror image of the fourth quarter of 1999. Stock prices tumbled as the abrupt economic slowdown, triggered by higher energy prices and higher short-term interest rates, placed earnings forecasts under suspicion. Spending by consumers and corporations leveled off, and investors were reminded of the cyclical nature of technology stocks. Technology, media, and telecommunications related shares led the way down as many companies fell short of earnings expectations or provided downward guidance for future quarters. As a result, Nasdaq lost one-third of its value over the quarter, capping off its worst year ever, and making the 10% loss for the S&P 500 look small in comparison. Nasdaq has been halved from its peak in March. Young technology companies with little revenue and no earnings experienced the most dramatic declines and were left to sink or swim, no longer able to count on low-cost capital from investment banks.

While the aggregate numbers looked bleak, not all stocks were down. The Dow Jones Industrial Average and the Russell 1000 Value Index both reported positive results for the fourth quarter. Companies in traditionally defensive businesses provided healthy returns, with the healthcare providers along with the food and tobacco industries all experiencing gains of over 20%. Companies that typically perform well in the early stages of an economic cycle also had an exceptional quarter. The materials group, along with industries such as construction and engineering, posted returns in excess of 25%, albeit from a depressed level. Interest-rate-sensitive businesses such as banks and insurance companies generally saw positive results, aided by the widely held view that the Federal Reserve will lower interest rates early in 2001. Retailers, which stole headlines with sales increases that were below expectations, were only slightly negative as a group.

PORTFOLIO REVIEW

For the two month period ended December 31, 2000 the Fund returned (1.75)% versus the benchmark S&P 500 Index return of (7.43)%.

Owning significantly less in technology-related stocks than the index was very beneficial to returns. Holding several software stocks like Peoplesoft and Novellus that bucked the downward trend also helped. Our investments in the communications services and equipment areas hurt returns, particularly Sprint and WorldCom, and we sold a number of these holdings as the quarter progressed. Over the quarter we increased our holdings in the food (Kellogg), beverage (PepsiCo), and drug (Pfizer) areas. We also added to our positions in semiconductor-related companies (Applied Materials) on weakness.

OUTLOOK AND STRATEGY

We continue to be concerned about the technology, media, and telecommunications areas, and another downturn would not surprise us. Earnings estimates may be lowered further given the cooler economic environment. We do believe, however, the long-term prospects for many of these companies are good and we are likely to buy selected names on weakness.

Another negative in the first quarter of 2001 will be extremely difficult earnings comparisons. Earnings in the first quarter of 2000 were outstanding, and probably the best we will see for a long time. We are particularly wary in the auto industry. We are also cautious regarding energy and oil services stocks. While the price of oil might remain volatile (and largely dependent on the weather) through the winter, we think oil prices will continue to decline in 2001.

On the positive side, many companies outside the technology, media, and telecommunications areas are recovering from several years of underperformance and are likely to benefit from Fed easing in the first quarter. Many of these companies will be helped by a relatively benign environment and by the redistribution of assets away from technology.

Capital Guardian Trust Company

================================================================================
                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

                                       VS.

             LIPPER VA GROWTH & INCOME INDEX AND S&P 500 STOCK INDEX+

                    OCTOBER 9, 2000 THROUGH DECEMBER 31, 2000

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
            Capital Guardian U.S.     Lipper VA Growth
              Equity Portfolio*        & Income Index*     S&P 500 Stock Index*
10/9/00            $10,000                $10,000                 $10,000
10/31/2000          10,280                 10,058.2                 9,957.52
11/30/2000           9,580                  9,372.35                9,173.11
12/00               10,100                  9,704                   9,218

+ THE LIPPER VA GROWTH & INCOME INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH AND INCOME FUNDS UNDERLYING 10 VARIABLE ANNUITIES.

THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.





NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
        --------------------------------------
        Inception (10/9/00) through 12/31/00                     1.00%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                        CAPITAL GUARDIAN VALUE PORTFOLIO
================================================================================
MARKET REVIEW

The fourth quarter of 2000 was the mirror image of the fourth quarter of 1999. Stock prices tumbled as the abrupt economic slowdown, triggered by higher energy prices and higher short-term interest rates, placed earnings forecasts under suspicion. Spending by consumers and corporations leveled off, and investors were reminded of the cyclical nature of technology stocks. Technology, media, and telecommunications related shares led the way down as many companies fell short of earnings expectations or provided downward guidance for future quarters. As a result, Nasdaq lost one-third of its value over the quarter, capping off its worst year ever, and making the 10% loss for the S&P 500 look small in comparison. Nasdaq has been halved from its peak in March. Young technology companies with little revenue and no earnings experienced the most dramatic declines and were left to sink or swim, no longer able to count on low-cost capital from investment banks.

While the aggregate numbers looked bleak, not all stocks were down. The Dow Jones Industrial Average and the Russell 1000 Value Index both reported positive results for the fourth quarter. Companies in traditionally defensive businesses provided healthy returns, with the healthcare providers along with the food and tobacco industries all experiencing gains of over 20%. Companies that typically perform well in the early stages of an economic cycle also had an exceptional quarter. The materials group, along with industries such as construction and engineering, posted returns in excess of 25%, albeit from a depressed level. Interest-rate-sensitive businesses such as banks and insurance companies generally saw positive results, aided by the widely held view that the Federal Reserve will lower interest rates early in 2001. Retailers, which stole headlines with sales increases that were below expectations, were only slightly negative as a group.

PORTFOLIO REVIEW

For the two month period ended December 31, 2000 the Fund returned 5.90% versus the benchmark Russell 1000 Value Index return of 1.11%.

Although the Portfolio was underweighted in the financial sector, stock selection was exceptional allowing the sector to be the biggest contributor to performance for the period. Names like Indymac and USA Education performed well. Holdings in the consumer discretionary sector like Carnival Corp and Nike Inc. also produced solid returns for the period and while the Portfolio was overweight this poor performing sector, it was stock selection that created the outperformance. Significantly underweighting the consumer staples and utilities sectors also proved beneficial to performance.

Although stock selection was solid, underweighting the health care sector hurt performance. The poor performance of Fluor Corp in the fourth quarter dampened returns in the materials & processing sector as did Compaq Computer in the technology sector.

OUTLOOK AND STRATEGY

We continue to be concerned about the technology, media, and telecommunications areas, and another downturn would not surprise us. Earnings estimates may be lowered further given the cooler economic environment. We do believe, however, the long-term prospects for many of these companies are good and we are likely to buy selected names on weakness.

Another negative in the first quarter of 2001 will be extremely difficult earnings comparisons. Earnings in the first quarter of 2000 were outstanding, and probably the best we will see for a long time. We are particularly wary in the auto industry. We are also cautious regarding energy and oil services stocks. While the price of oil might remain volatile (and largely dependent on the weather) through the winter, we think oil prices will continue to decline in 2001.

On the positive side, many companies outside the technology, media, and telecommunications areas are recovering from several years of underperformance and are likely to benefit from Fed easing in the first quarter. Many of these companies will be helped by a relatively benign environment and by the redistribution of assets away from technology.

Capital Guardian Trust Company

================================================================================
                        CAPITAL GUARDIAN VALUE PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                        CAPITAL GUARDIAN VALUE PORTFOLIO

                                       VS.

            LIPPER VA CAPITAL APPRECIATION INDEX, RUSSELL 1000 INDEX,
              S&P 500 STOCK INDEX AND LIPPER VAEQUITY INCOME INDEX+

                     MAY 27, 1993 THROUGH DECEMBER 31, 2000

+ THE LIPPER VA CAPITAL APPRECIATION INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF CAPITAL APPRECIATION FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

THE RUSSELL 1000 INDEX CONSISTS OF THE LARGEST 1,000 COMPANIES IN THE RUSSELL 3000 INDEX. THIS INDEX REPRESENTS THE UNIVERSE OF LARGE CAPITALIZATION STOCKS FROM WHICH MOST ACTIVE MONEY MANAGERS TYPICALLY SELECT.

THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA EQUITY INCOME INDEX MEASURES THE TOTAL RETURNS EARNED BY 10 VARIABLE ANNUITIES INVESTING IN EQUITY INCOME FUNDS.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Capital Guardian   Lipper VA Capital       Russell           S&P 500      Lipper VA Equity
          Value Portfolio*  Appreciation Index*     1000 Index*      Stock Index*    Income Index*
05/27/93         $10,000         $10,000            $10,000           $10,000           $10,000
06/30/1993        10,070          10,068.8           10,065.6          10,029.2          10,000
07/31/1993        10,010          10,041.4           10,033.9           9,988.81         10,000
08/31/1993        10,260          10,533.6           10,420            10,367            10,000
09/30/1993        10,150          10,757.8           10,390.6          10,287.5          10,000
10/31/1993        10,190          10,915.6           10,527.3          10,500.1          10,000
11/30/1993        10,170          10,547.7           10,382.9          10,400.1          10,000
12/31/1993        10,280          10,879.3           10,571.5          10,525.8          10,000
01/31/1994        10,570          11,277.3           10,893.9          10,883.3          10,000
02/28/1994        10,470          11,089.3           10,607.4          10,588.1          10,000
03/31/1994        10,110          10,490.8           10,153.8          10,127.3          10,000
04/30/1994        10,460          10,525.1           10,275.8          10,257.1          10,000
05/31/1994        10,620.2        10,436.6           10,412.4          10,424.8          10,000
06/30/1994        10,279.8         9,957.14          10,134.3          10,169.7          10,000
07/31/1994        10,500          10,221.3           10,465.2          10,503.3          10,000
08/31/1994        10,960.5        10,816.7           10,907.1          10,933            10,000
09/30/1994        10,640.2        10,591.5           10,652.9          10,665.8          10,000
10/31/1994        10,870.4        10,792.6           10,854            10,905.1          10,000
11/30/1994        10,530.1        10,316.5           10,462.6          10,508.5          10,000
12/31/1994        10,700.2        10,480.9           10,611.5          10,664.1          10,000
01/31/1995        11,000.5        10,452.1           10,885.9          10,940.4          10,000
02/28/1995        11,440.9        10,884.5           11,329.8          11,366.4          10,000
03/31/1995        11,721.2        11,225.5           11,621.2          11,701.2          10,000
04/30/1995        11,982.5        11,479.3           11,929.7          12,045.5          10,000
05/31/1995        12,559.3        11,826.9           12,387.4          12,526.2          10,000
06/30/1995        12,994.5        12,539             12,715.3          12,816.7          10,000
07/31/1995        13,530.9        13,476.2           13,201.2          13,241.5          10,000
08/31/1995        13,530.9        13,603.4           13,300.6          13,274.6          10,000
09/30/1995        13,854.7        13,964.1           13,848.1          13,834.5          10,000
10/31/1995        13,561.2        13,669.8           13,785.1          13,785            10,000
11/30/1995        14,188.7        14,049.8           14,399.9          14,389.5          10,000
12/31/1995        14,401.2        14,014.5           14,619.4          14,666.7          10,000
01/31/1996        15,119.8        14,145.2           15,092            15,165.3          10,256.6
02/29/1996        15,433.5        14,525.4           15,288.4          15,306.4          10,330.8
03/31/1996        15,716.8        14,685             15,425.3          15,453.7          10,469
04/30/1996        15,757.3        15,324             15,660.3          15,681.4          10,583.7
05/31/1996        16,176.2        15,774.2           16,036.8          16,085.1          10,712.9
06/30/1996        16,114          15,229.5           16,054.4          16,146.4          10,713.8
07/31/1996        15,502.6        14,000.4           15,279.8          15,433.5          10,293.6
08/31/1996        16,145.1        14,701.6           15,695.5          15,759.5          10,521.8
09/30/1996        16,787.6        15,627.7           16,578            16,645.7          10,922.1
10/31/1996        17,098.5        15,380.9           16,945            17,104.6          11,161.3
11/30/1996        17,989.7        16,073.6           18,195.5          18,396.4          11,852.4
12/31/1996        17,834.2        15,734.9           17,901.1          18,031.9          11,748
01/31/1997        18,487.1        16,527.9           18,962.6          19,157.9          12,228.9
02/28/1997        18,518.2        15,982.5           19,035.3          19,308.3          12,362.8
03/31/1997        17,927.5        15,040.9           18,177.9          18,516.4          11,964.9
04/30/1997        18,300.6        15,448.9           19,161.3          19,620.8          12,362.7
05/31/1997        19,222.8        16,689.1           20,388.5          20,820.4          13,118.7
06/30/1997        20,259.3        17,326.7           21,233.4          21,746            13,676.5
07/31/1997        21,517.4        18,782.3           22,971            23,475.9          14,641.8
08/31/1997        20,979.8        18,341.5           21,887.4          22,161.7          14,086.4
09/30/1997        21,786.2        19,419             23,087.8          23,374.7          14,869
10/31/1997        21,377.6        18,601.6           22,339.7          22,595            14,362.9
11/30/1997        21,797          18,738.4           23,308.3          23,640.1          14,813
12/31/1997        22,259.4        18,847.7           23,781.6          24,045.8          15,064
01/31/1998        21,990.6        18,947.7           23,958.8          24,311.5          15,080.5
02/28/1998        23,496          20,526.3           25,666.7          26,063.9          15,916.5
03/31/1998        24,646.6        21,494.8           26,961.2          27,397.5          16,693
04/30/1998        24,840.2        21,783.6           27,238.4          27,678.1          16,697.8
05/31/1998        24,417.6        20,943.3           26,649            27,203            16,429.8
06/30/1998        24,726.8        21,825             27,635.5          28,307.2          16,570.2
07/31/1998        23,832.3        21,065.5           27,303.2          28,008            16,091.4
08/31/1998        20,232          17,217.6           23,222.1          23,961.5          13,913.5
09/30/1998        20,839.4        18,446.7           24,786.1          25,497.8          14,719.5
10/31/1998        22,970.9        19,618.8           26,743.7          27,568.6          15,687.3
11/30/1998        23,843.3        20,844.6           28,399.1          29,238.8          16,325.9
12/31/1998        23,942.7        22,872.5           30,208.1          30,922.6          16,728.8
01/31/1999        22,860.4        23,862.4           31,286            32,215.2          16,706
02/28/1999        22,871.5        22,623             30,293.1          31,214.1          16,457.5
03/31/1999        23,632.4        23,770.8           31,453.8          32,462.6          16,950.9
04/30/1999        25,720.8        24,717.5           32,769.3          33,719.7          18,297.2
05/31/1999        25,312.9        24,425.6           32,060.8          32,924.4          17,812.8
06/30/1999        25,788.9        25,983.1           33,694.6          34,746.6          18,420.3
07/31/1999        24,442          25,300.7           32,665.8          33,666.4          17,833.4
08/31/1999        23,582.8        24,878.9           32,359.8          33,499.7          17,374.7
09/30/1999        22,967.4        24,816.7           31,470            32,582.5          16,774.1
10/31/1999        24,151.7        26,447.3           33,585.4          34,643.4          17,352.6
11/30/1999        23,547.9        28,092.4           34,449.4          35,347.6          17,281.7
12/31/1999        23,211.2        31,695.1           36,525.1          37,426.6          17,634.5
01/31/2000        22,328.7        30,804.1           35,029.7          35,546.4          16,801.6
02/29/2000        20,633.5        33,581             34,936            34,874.3          15,805.5
03/31/2000        22,572.6        34,318.5           38,119.4          38,283.8          17,357.7
04/30/2000        22,479.7        31,872.3           36,848.6          37,132.4          17,223.4
05/31/2000        22,763.6        29,868.6           35,895.6          36,371.2          17,485.9
06/30/2000        21,844.1        32,074.4           36,810.7          37,266.9          17,087
07/31/2000        22,011.3        31,375.4           36,199.1          36,684.8          17,253.8
08/31/2000        23,167.6        34,355             38,878.5          38,962.2          18,259.5
09/30/2000        22,763.6        32,316.7           37,073.9          36,905.8          18,313.4
10/31/2000        23,139.7        30,797.2           36,627.4          36,749            18,832.2
11/30/2000        22,833.2        26,545.5           33,277.8          33,854            18,134.5
12/31/2000        24,504.9        27,123.7           33,680.1          34,020.1          19,109

THE PORTFOLIO HAS CHANGED ITS BENCHMARK INDEX FROM THE S&P 500 STOCK INDEX AND THE LIPPER VA CAPITAL APPRECIATION INDEX TO THE RUSSELL 1000 INDEX AND THE LIPPER VA EQUITY INCOME INDEX TO PROVIDE A MORE APPROPRIATE COMPARISON TO INVESTMENT OBJECTIVES OF THE PORTFOLIO.

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        CAPITAL GUARDIAN VALUE PORTFOLIO
        ----------------------------------
        Year Ended 12/31/00                                5.57%
        Five Years Ended 12/31/00                         11.20%
        Inception (05/27/93) through 12/31/00             12.52%
--------------------------------------------------------------------------------

* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                        DREYFUS SMALL CAP VALUE PORTFOLIO
================================================================================
2000 proved to be an adjustment for many investors as the value style of investing came back in vogue and the high flying growth stocks of the last few years fell out of favor. Clearly the economy started to slow rather sharply in the second half of the year as the series of interest rate increases engineered by the Federal Reserve started to have the desired effect. Consequently, the profit outlook at many companies began to deteriorate rapidly forcing many companies to pre-announce that revenue and earnings growth would not met consensus estimates over the next several quarters. This hit the growth stocks particularly hard given the high valuations most of these were already commanding. As a result investors turned their sights towards value stocks, especially towards the smaller capitalization stocks which were already trading at very inexpensive levels. After suffering through several years as the weak step-sister, value stocks were viewed as having better risk/return characteristics, better able to deal with the a volatile market environment. In other words valuation and profits do matter in the long run, lending credence to the long held thinking that the market moves in cycles and the need to be well diversified between growth and value is as important as ever.

For the year, the Portfolio returned 11.02% while the Russell 2000 Small Stock Index (the "Russell 2000 Index") was down 4.20%. In this environment, Dreyfus Small Cap Value Portfolio will seek capital appreciation through investment in a diversified portfolio of equity securities of companies, which average about $1 billion in market capitalization. We compare company specific valuations to their historical ranges and their peer groups. While cheap stocks tend to be less risky than the market as a whole, our primary focus is on those stocks where business is getting better and there is good potential for positive earnings surprises. We spend a great deal of time talking to the management of out-of-favor companies in order to identify positive turns in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value, we sell them even if business conditions remain very favorable. Our dedication to the "value" style of investing is of paramount importance. Additionally, our analysis is done on a stock-by-stock basis. We manage highly diversified portfolios. This focus on diversification is not only due to the market being fairly expensive, but also because smaller capitalization stocks tend to have greater than average business risk and in some cases financial risk. Our portfolios typically carry over 100 stocks. We believe that this strategy is particularly well suited to today's market environment where earnings are more suspect as the economy slows.

Despite the volatility of the overall market, we continue to find numerous ideas that meet our value criteria. As a result, we are fully invested in equities. The Portfolio exhibits attractive valuation characteristics as evidenced by its price/book ratio of 1.5 times, which compares favorably to the 2.1 times level for the Russell 2000 Index. The Portfolio's price/earnings ratio of 11.2 times 2001 estimates also demonstrates attractive value when contrasted to 15.7 times for the Russell 2000 Index.

Our sector focus has not changed significantly for the past several quarters. We continue to emphasize technology, consumer services and energy stocks in the Portfolio. We are underweight financial services and utilities.

While we are disappointed in the quarterly results, we are encouraged by the large number of attractively priced stocks we are finding currently. Our focus on undervalued stocks with improving business momentum should continue to produce strong results.

The Dreyfus Corporation

================================================================================
                        DREYFUS SMALL CAP VALUE PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                        DREYFUS SMALL CAP VALUE PORTFOLIO

                                       VS.

                RUSSELL 2000 INDEX AND LIPPER VA SMALL CAP INDEX+

                      MAY 4, 1993 THROUGH DECEMBER 31, 2000

+ THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF THE SMALLEST CAPITALIZED U.S. DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA SMALL CAP INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF SMALL CAP FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                 Dreyfus Small                Russell              Lipper VA
             Cap Value Portfolio*           2000 Index*         Small Cap Index*
05/04/1993          $10,000                  $10,000               $10,000
05/31/1993           10,000                   10,442.5              10,477.6
06/30/1993           10,030                   10,507.6              10,599.3
07/31/1993           10,380                   10,652.7              10,591.1
08/31/1993           10,700                   11,112.9              11,136.2
09/30/1993           11,000                   11,426.5              11,359.2
10/31/1993           10,990                   11,720.6              11,463.5
11/30/1993           10,730                   11,334.9              11,144.4
12/31/1993           11,180                   11,722.4              11,554.5
01/31/1994           11,460                   12,090                11,797.9
02/28/1994           11,430                   12,046.2              11,653.7
03/31/1994           10,770                   11,410.2              10,983.8
04/30/1994           10,770                   11,478                11,057.5
05/31/1994           10,630                   11,349.1              10,923.5
06/30/1994           10,380                   10,963.8              10,474.5
07/31/1994           10,590                   11,143.9              10,692.4
08/31/1994           11,040                   11,764.9              11,285.5
09/30/1994           11,130                   11,725.5              11,206.8
10/31/1994           10,830                   11,679.2              11,399.1
11/30/1994           10,690                   11,207.5              10,942.9
12/31/1994           10,980                   11,508.6              11,094.3
01/31/1995           10,620                   11,363.4              10,945
02/28/1995           10,760                   11,836.1              11,391.9
03/31/1995           10,790                   12,040                11,642.5
04/30/1995           11,129                   12,307.7              11,833.7
05/31/1995           11,354.5                 12,519.3              12,084.3
06/30/1995           11,651.6                 13,168.8              12,860.5
07/31/1995           12,041                   13,927.3              13,741
08/31/1995           12,317.7                 14,215.4              13,900.6
09/30/1995           12,379.2                 14,469.3              14,212.5
10/31/1995           12,000                   13,822.2              13,776.9
11/30/1995           12,153.8                 14,402.9              14,235
12/31/1995           12,522.7                 14,782.9              14,335.2
01/31/1996           12,348.5                 14,767                14,353.6
02/29/1996           12,625.2                 15,227.3              14,893.6
03/31/1996           13,014.6                 15,537.3              15,082.8
04/30/1996           13,516.7                 16,368                15,863.2
05/31/1996           14,082.8                 17,013.1              16,352
06/30/1996           13,622.3                 16,314.5              15,824.3
07/31/1996           13,129.7                 14,889.6              14,475.4
08/31/1996           13,708                   15,754.1              15,304.8
09/30/1996           14,018.5                 16,369.8              16,122.9
10/31/1996           14,157.8                 16,117.5              15,637.1
11/30/1996           15,464.3                 16,781.6              16,000
12/31/1996           15,732                   17,221.5              16,019.6
01/31/1997           16,503.1                 17,565.5              16,383.5
02/28/1997           16,513.8                 17,139.6              15,749.2
03/31/1997           16,042.6                 16,330.9              14,875.2
04/30/1997           16,064                   16,376.6              14,815.3
05/31/1997           17,574                   18,198.5              16,500.9
06/30/1997           18,621.1                 18,978.4              17,292
07/31/1997           19,632.2                 19,861.5              18,391.6
08/31/1997           20,113.7                 20,316                18,578
09/30/1997           20,932.2                 21,803                19,918.3
10/31/1997           19,945.2                 20,845.2              18,995.3
11/30/1997           19,885                   20,710.4              18,735.2
12/31/1997           19,752.6                 21,072.9              18,950.4
01/31/1998           19,463.7                 20,739.9              18,596.7
02/28/1998           20,980.3                 22,273.5              20,126.3
03/31/1998           22,015.5                 23,192.1              21,134.5
04/30/1998           22,147.9                 23,320.4              21,228.4
05/31/1998           21,304.1                 22,064.5              20,052.4
06/30/1998           20,894.2                 22,110.9              20,343.9
07/31/1998           19,104                   20,320.9              18,920.4
08/31/1998           14,772.1                 16,375                15,203.1
09/30/1998           15,100.1                 17,656.5              16,132.7
10/31/1998           16,726.3                 18,376.5              16,900.5
11/30/1998           18,325.1                 19,339.3              17,935.7
12/31/1998           19,322.7                 20,536                19,435.6
01/31/1999           19,678                   20,809                19,687.5
02/28/1999           17,778.5                 19,123.5              18,146.5
03/31/1999           18,306                   19,422.1              18,771.5
04/30/1999           20,648.2                 21,162.4              19,814.5
05/31/1999           21,836.2                 21,471.6              20,010.6
06/30/1999           23,986.5                 22,442.6              21,419.6
07/31/1999           23,835.1                 21,826.8              21,113
08/31/1999           22,714.5                 21,019                20,644.3
09/30/1999           22,502.5                 21,023.6              20,887.3
10/31/1999           21,775.7                 21,108.7              21,761.6
11/30/1999           23,214.2                 22,368.9              23,826.7
12/31/1999           25,001.1                 24,901.1              27,799.5
01/31/2000           23,547.4                 24,501.2              27,354.3
02/29/2000           24,516.5                 28,547.2              33,074.9
03/31/2000           28,332.6                 26,665                31,094.6
04/30/2000           28,287.2                 25,060.5              27,721.2
05/31/2000           27,276.7                 23,599.9              25,842.4
06/30/2000           27,507.7                 25,657.1              29,054.8
07/31/2000           26,583.7                 24,831.7              27,530.8
08/31/2000           29,355.8                 26,726.4              30,553.5
09/30/2000           28,591.7                 25,940.8              29,352.2
10/31/2000           28,947.1                 24,782.8              27,660.1
11/30/2000           25,819.6                 22,238.8              23,489
12/31/2000           27,756.5                 24,148.8              25,390.6

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        DREYFUS SMALL CAP VALUE PORTFOLIO
        ---------------------------------
        Year Ended 12/31/00                                         11.02%
        Five Years Ended 12/31/00                                   17.24%
        Inception (05/04/93) through 12/31/00                       14.24%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
================================================================================
The U.S. Government Fund returned 2.68% for the fourth quarter. The Fund was ranked 247 out of 253 funds according to Lipper Analytical Services. For the one-year period ending 12/31/00, the Fund ranked 152 out of 237, in the 3rd quartile among General U.S. Government Bond Funds and returned 10.16%.

The performance for the quarter can be attributed to yield curve positioning. We continued to maintain our bias towards a flatter yield or a bias for longer
maturity   government  bonds  to  out  perform.   We  reduced  our  exposure  to
Intermediate U.S. Treasury's and increased our exposure to mortgages in November. As the Treasury market rallied our mortgage position lagged. We believe this will help the Fund outperform in the beginning of 2001 but clearly hurt us in the last quarter of 2000. We continue to maintain an effective duration within the 5-year range, which is the estimated approximate average for the Lipper Peer Group.

During the past year the Federal Reserve Board raised short-term rates four times during the first half of 2000. By June, signs emerged that the Federal Reserve's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Federal Reserve restrictive monetary policies could be near an end.

As weaker economic data continues to be reported the Fed has now shifted to an aggressive easing stance. This should cause the Treasury curve to steepen and the credit curve to flatten. This should bode well for short-term government securities and longer maturity spread products (corporate bonds) to outperform in the 1st quarter of 2001.

The Dreyfus Corporation

================================================================================
                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

                                       VS.

    LEHMAN AGGREGATE BOND INDEX AND LIPPER VA GENERAL U.S. GOVERNMENT INDEX+

                     MAY 13, 1994 THROUGH DECEMBER 31, 2000

+ THE LEHMAN AGGREGATE BOND INDEX IS AN INDEX COMPOSED OF TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

THE LIPPER VAGENERAL U.S. GOVERNMENT INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF U.S. GOVERNMENT FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
              Dreyfus U.S. Government  Lehman Aggregate     Lipper VA General
               Securities Portfolio*      Bond Index*     U.S. Government Index*
05/13/1994           $10,000               $10,000              $10,000
05/31/1994            10,000                 9,998.6              9,985.73
06/30/1994             9,950                 9,976.5              9,931.66
07/31/1994            10,050                10,174.7             10,088.6
08/31/1994            10,050                10,187.3             10,092.4
09/30/1994             9,970                10,037.4              9,939.92
10/31/1994             9,960                10,028.4              9,905.37
11/30/1994             9,930                10,006.1              9,878.33
12/31/1994             9,960                10,075.2              9,947.43
01/31/1995            10,110                10,274.6             10,121.7
02/28/1995            10,290                10,518.9             10,336.5
03/31/1995            10,340                10,583.5             10,391.3
04/30/1995            10,456                10,731.3             10,519.7
05/31/1995            10,850.4              11,146.6             10,935.8
06/30/1995            10,911                11,228.3             11,006.4
07/31/1995            10,870.6              11,203.2             10,938
08/31/1995            10,981.8              11,338.4             11,060.5
09/30/1995            11,072.8              11,448.7             11,159.6
10/31/1995            11,204.3              11,597.6             11,320.3
11/30/1995            11,366.1              11,771.4             11,484.8
12/31/1995            11,517.8              11,936.6             11,634.2
01/31/1996            11,578.5              12,015.9             11,692.1
02/29/1996            11,325.6              11,807               11,448
03/31/1996            11,214.4              11,724.9             11,353.4
04/30/1996            11,133.5              11,659               11,265.5
05/31/1996            11,110.7              11,635.3             11,225.7
06/30/1996            11,225.5              11,791.6             11,360.9
07/31/1996            11,246.4              11,823.8             11,375.1
08/31/1996            11,225.5              11,804               11,336.1
09/30/1996            11,413.5              12,009.7             11,517.1
10/31/1996            11,653.7              12,275.8             11,746.1
11/30/1996            11,852.1              12,486               11,924.4
12/31/1996            11,726.8              12,369.9             11,805.5
01/31/1997            11,747.6              12,407.8             11,819.8
02/28/1997            11,789.4              12,438.7             11,811
03/31/1997            11,653.7              12,300.8             11,682.5
04/30/1997            11,810.3              12,485               11,830.9
05/31/1997            11,914.7              12,603               11,914.7
06/30/1997            12,055.6              12,752.6             12,025.1
07/31/1997            12,368.3              13,096.5             12,296.1
08/31/1997            12,238.9              12,984.8             12,192.6
09/30/1997            12,433                13,176.3             12,339.6
10/31/1997            12,616.3              13,367.4             12,498.6
11/30/1997            12,670.2              13,429               12,530.5
12/31/1997            12,799.6              13,564.2             12,631.7
01/31/1998            12,972.2              13,738.3             12,772.1
02/28/1998            12,929                13,728               12,737
03/31/1998            12,961.4              13,775.1             12,762.9
04/30/1998            12,993.8              13,847               12,803.4
05/31/1998            13,153.3              13,978.4             12,911.7
06/30/1998            13,287.2              14,097               13,017
07/31/1998            13,298.4              14,126.9             13,026.1
08/31/1998            13,465.7              14,356.8             13,278.4
09/30/1998            13,744.6              14,693               13,571.5
10/31/1998            13,688.8              14,615.3             13,489.5
11/30/1998            13,700                14,698.3             13,495.5
12/31/1998            13,744.6              14,742.5             13,513.2
01/31/1999            13,867.3              14,847.7             13,577.3
02/28/1999            13,599.6              14,588.5             13,301
03/31/1999            13,674.3              14,669.4             13,357.5
04/30/1999            13,711.2              14,715.8             13,383
05/31/1999            13,625.5              14,586.9             13,243.6
06/30/1999            13,519.1              14,540.5             13,168
07/31/1999            13,495.5              14,478.5             13,107.3
08/31/1999            13,448.2              14,471.2             13,080.3
09/30/1999            13,637.3              14,639.2             13,214
10/31/1999            13,696.4              14,693.2             13,230
11/30/1999            13,720                14,692.1             13,218.7
12/31/1999            13,625.5              14,621.3             13,134.6
01/31/2000            13,601.9              14,573.4             13,086.8
02/29/2000            13,720                14,749.7             13,225.3
03/31/2000            13,968.2              14,944               13,403.6
04/30/2000            13,920.9              14,901.2             13,361.6
05/31/2000            13,885.5              14,894.4             13,343.5
06/30/2000            14,251.9              15,204.2             13,579.4
07/31/2000            14,353                15,342.2             13,667.4
08/31/2000            14,529.8              15,564.6             13,850.9
09/30/2000            14,618.3              15,662.5             13,913.7
10/31/2000            14,630.9              15,766.1             14,010.8
11/30/2000            14,820.4              16,023.9             14,248.6
12/31/2000            15,010                16,321.1             14,485.9


NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
        --------------------------------------------
        Year Ended 12/31/00                                             10.16%
        Five Years ended 12/31/00                                        5.43%
        Inception (05/13/94) through 12/31/00                            6.31%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
================================================================================
The Endeavor Asset Allocation Portfolio finished the year ended December 31, 2000 with a total return of -5.93% and fell short of the -2.64% return reported for our weighted benchmark during the same period. The Portfolio's full year total return was also disappointing relative to the returns posted for the Lipper VA Flexible Index.

Given an environment that became increasingly difficult as the year progressed, particularly for large cap growth stocks, our bias towards equities within the asset allocation mix and the impact of negative fourth quarter performance in the market and within the equity segment offset a solid performance in fixed income and constrained overall results. Our continuing commitment to equities during the difficult environment for large cap growth equities in the fourth quarter hurt overall performance and produced a total return which underperformed our benchmarks.

A review of asset class contributions to the Portfolio indicates that the full year return for the equity portion of the Portfolio was -5.9% versus a -10.1% return from the S&P 500 while the Portfolio's fixed income segment matched the Lehman Aggregate Index with a return of 11.6%. Since its inception in 1991, the total Portfolio has provided an annualized return of 13.2%.

A look at historic annualized returns indicates that the Portfolio's three and five year returns of 12.1% and 14.8%, respectively, compare favorably with the weighted benchmark as well as the relevant Lipper Indices. Further, data prepared by PFPC indicates that despite a disappointing performance in 2000, the Portfolio continues to rank in the top ten percent of its peer group for the three and five year periods ended December 31, 2000. Since inception the Portfolio ranks in the top 12 percent of its universe of peer group funds.

Strategically, the equity portion of this Portfolio continues to seek long term capital appreciation by investing primarily in the equities of growth oriented, large cap U.S. companies. The Equity Portfolio remains broadly diversified by issue and incorporates a mix of classic growth issues and less familiar stocks using what we call "opportunistic concentration" to develop meaningful commitments based on solid fundamentals and strong investment conviction.

Our belief is that concentration may occasionally lead to greater volatility in the short term, but not necessarily greater risk. Thus, while the timing and magnitude of an individual stock's price movement may impact a particular quarter, we believe that, over the long term, the ability to concentrate in issues where we have high conviction should prove advantageous. Further, we believe this ability to concentrate has been a primary contributor to our strong performance over the past several years.

The Portfolio continues to benefit from its strategic philosophy of opportunistic concentration driven by "bottom up" fundamental company analysis. We continue to believe that the combination of concentration and added insight provide an important long-term advantage in an increasingly selective and volatile market. Thus, while the fourth quarter proved difficult for growth investors as market preferences shifted with the changing macro economic landscape, we still believe that our time-tested, research based approach of disciplined stock selection and company oriented portfolio structure will continue to prove effective over time.

As of December 31, 2000, our ten largest holdings accounted for just under 40% of the equity portion of the Portfolio. A total of 89 equity positions were held at year end and our largest individual equity position at year-end remained Tyco International, which represented 7.8% of total equities in the Portfolio.

In retrospect, the fourth quarter, and indeed the full year, proved a challenging environment for most investors and an especially humbling one for growth managers. After a robust first quarter, a number of disturbing economic and market developments became issues as the year progressed, creating concerns regarding an increasingly negative environment and implications for earnings and future growth prospects. By year end, the S&P 500 Index had declined 10.1%, its worst year since 1977; the Lipper Large Cap Growth Index fell 19.7%; and, NASDAQ had its worst year ever, losing 39.3%.

Starting with rising interest rates and rapidly rising oil prices, a number of alarming global and macro-economic events combined to create a more cautious environment as growth moderated. Early warnings regarding earnings disappointments picked up momentum through the year. By the fourth quarter, the environment was marked by troublesome uncertainties on a number of fronts. Accordingly, the market became increasingly concerned about the

================================================================================
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
================================================================================
growth sectors and, in particular, the technology sector and the broader "TMT" (tech, media, telecom) sector to the benefit of value oriented sectors such as finance, utilities and energy.

The equity portion of the Portfolio was impacted by many of the same forces that negatively impacted the market and other growth oriented investors. Specifically, the underperformance of technology and the impact of investors shifting to a more defensive posture resulted in the outperformance of several market sectors where we are traditionally underweight consistent with our growth oriented philosophy.

Technology was the biggest detractor to Portfolio performance in 2000. Over the year, the same companies which led the market on the way up were among the biggest detractors to absolute and relative performance in 2000. While our stock selection put us slightly ahead of the index's sector for the year, it is a bittersweet victory when the sector is a significant element of the Portfolio and the weakest in the market.

As the year progressed we became tactical and strategic buyers of technology on weakness and at year end the Portfolio was modestly overweight in technology as measured by the S&P 500. We continue to believe that over the long term the technology sector will generate higher growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the Portfolio to be positioned to participate in that growth.

Performance  was  also  hurt  by  our  exposure  to  media  stocks  as  concerns intensified regarding declining advertising revenues and growth comparisons in the wake of dot-com failures and a slowing economy. An exposure to retailers further detracted from performance as these stocks reflected increased uneasiness regarding a slowdown in consumer spending and a modest holiday selling season given a moderating economy. Unfortunately, successful investments in more traditional consumer staples stocks contributed to performance but did not offset the weakness in media and retail.

Among the bright spots for the year were the capital goods sector and healthcare where the Portfolio benefited from both a strong performance and an overweight position through the year. In fact, by year end, on the strength of solid performance and effective tactical purchases, five companies from these sectors were among the top ten holdings in the Equity Portfolio.

After failing to lower interest rates at the December meeting and given further deterioration in the macro economic environment and the resulting negative market impact late in the fourth quarter, the Federal Reserve did lower interest rates in early January, 2001. The move towards lower interest rates should eventually be positive for many of the more economically sensitive stock groups. The challenge facing investors is whether to buy stocks now or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begin to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the Portfolio and will take advantage of the opportunities that volatility, market rotation and improved economic stability create. It appears the economy will be weaker in the early part of 2001, setting the stage for a stronger climate later in the year and into 2002. A number of catalysts within the economy and the market appear poised to provide a constructive backdrop for future growth. These factors have the potential to create a favorable environment for equities, and large cap growth stocks in particular.

In our view, the domestic economy continues to provide attractive opportunities for growth oriented investing. We also remain optimistic about the long term prospects for industry leading large cap growth stocks. The prospect of lower rates and an improving economic environment over the course of this year and into 2002 adds to our enthusiasm. Accordingly, we remain upbeat about the prospects for large cap growth stocks. We believe the Portfolio is well positioned for the opportunities that lie ahead and that our Portfolio disciplines and bottom-up, research intensive approach will continue to allow us to identify some of those opportunities as they unfold.

A broader review of the equity market in 2000 reflects a continuing dichotomy in performance and valuation across the S&P 500 and the reversal of some well established trends that had been operative for the past few years. The S&P 500 index finished 2000 down 10.1% for the year. Instead of a much hoped for year end rally, the index registered the largest fourth quarter decline since 1987, culminating in the worst annual performance in twenty-three years.

================================================================================
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
================================================================================
An equal weighted version of the S&P would have been up 10.4% for the year, marking a reversal in the trend of market-cap weighted outperformance that had persisted each year since 1993. Relatedly, over the past five years, the 100 largest stocks had grown eight percentage points to account for 75% of the index and became increasingly influential in the determination of index performance. The 100 largest stocks were down 16.5% for the year. All other size categories, by quintile, posted positive returns of 14% or higher.

Technology was the worst performing sector, declining 41%. The sector peaked at an index weight of 35% on March 8, 2000. By the end of the year the sector had fallen to just 21% of the index. The only other sector to ever grow to over 30% of the S&P 500 was energy at the end of 1980. Energy subsequently shed one-third of its weight in the eight months after it peaked, taking the index down with it and establishing the last time the S&P saw a greater than 10% loss in annual price return.

Without technology, the S&P would have been up 6.5%. Performance was further constrained by telecom and consumer discretionary, which includes autos and media. Without all of TMT (tech, media and telecom) the index would have enjoyed a gain of 14.5%. Utilities were the best performing sector in the index, up 57%, but at 4% of the index their contribution was limited. Healthcare made the greatest positive contribution with a starting index weight of 9% and a return of 38%.

The market also showed a significant shift in breadth during the year. In the first quarter the market was so narrow that Intel and Cisco accounted for the entire gain in the index. By year end, however, 62% of the S&P 500 stocks outperformed the index and 55% achieved a positive return. Finally, while a majority of stocks beat the index, some prominent former market leaders fell to the bottom of the performance contribution list. Intel and Cisco both declined over 35%. Microsoft was the biggest detractor from index performance, accounting for one-third of the index's negative performance in 2000.

On the fixed income side, full year returns for the fixed income portion of the Portfolio matched the Lehman Aggregate Index with a total return of 11.6%. The theme for the year was the effect of higher interest rates on the economy and financial markets. The second half of the year brought ambiguous evidence of an economic slowdown that triggered a sharp decline in U.S. Treasury yields. Sluggish auto sales, rising jobless claims, a relatively disappointing holiday retail season and declines in the equity markets and in consumer confidence dominated the headlines during the fourth quarter. Inventories expanded and weakness in retail sales during November and December raised the possibility of a contraction in manufacturing output in early 2001.

In response, the Federal Reserve altered its policy stance at its late December meeting. While the Fed did not lower the Federal Funds target rate at that time, its official statement noted "that the risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future". This marked the first time since 1998 that the Fed viewed economic weakness as a greater threat to the economy than inflation. Shortly thereafter, given further evidence of economic weakness, the Fed acted in early January to lower the Federal Funds target rate from 6.5% down to 6.0%.

Treasury yields declined sharply, essentially reflecting expectations of a more accommodative monetary policy and a slowing economy. As yields declined, we shifted slightly from a neutral interest rate sensitivity strategy, underweighting the two year sector and market weighting longer maturities.

Looking forward, continued slowing in early 2001, the Fed's recent rate reduction, the prospect of further rate cuts as necessary, an expected improvement over the course of the year and an expanding surplus suggest a favorable backdrop for investors willing to look beyond the current quarter. The Fed remains sensitive to the risks posed by a moderating economic environment and further financial market turmoil. While further Fed action seems likely, it also seems clear that world financial markets will continue to experience increased volatility and shifts in market leadership as investors deal with both the uncertainties and the opportunities. We believe the backdrop remains constructive, particularly for long term investors. We view this environment as an opportunity and continue to feel that the Portfolio is well positioned both strategically and tactically to participate in a market that affords investors a number of attractive options.

Morgan Stanley Asset Management

================================================================================
                       ENDEAVOR ASSET ALLOCATION PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                       ENDEAVOR ASSET ALLOCATION PORTFOLIO

                                       VS.

    S&P 500 STOCK INDEX, LIPPER VA FLEXIBLE PORTFOLIO INDEX AND BLENDED INDEX

                     APRIL 8, 1991 THROUGH DECEMBER 31, 2000

+ THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA FLEXIBLE PORTFOLIO INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF FLEXIBLE PORTFOLIO FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

THE BLENDED INDEX IS A HYPOTHETICAL INDEX COMPRISED OF 65% S&P 500 STOCK INDEX, 30% LEHMAN AGGREGATE BOND INDEX AND 5% 90-DAY TREASURY BILLS.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Endeavor Asset      S & P 500     Lipper VA Flexible
            Allocation Portfolio*  Stock Index*    Portfolio Index*     Blended Index*
04/08/1991         $10,000          $10,000           $10,000            $10,000
04/30/1991          10,030           10,023.8          10,028.6           10,050.7
05/31/1991          10,080           10,454.7          10,280.3           10,350.8
06/30/1991          10,090            9,976.11          9,975.45          10,040.5
07/31/1991          10,140           10,440.7          10,309.6           10,387.1
08/31/1991          10,240           10,687.3          10,578.3           10,616.5
09/30/1991          10,330           10,508.4          10,624.7           10,566.4
10/31/1991          10,630           10,649.4          10,796.5           10,696.1
11/30/1991          10,400           10,221.5          10,622.6           10,449.8
12/31/1991          11,370           11,388.5          11,450.5           11,307.8
01/31/1992          11,610           11,176.5          11,243.9           11,125.6
02/29/1992          11,740           11,321.2          11,331.1           11,243
03/31/1992          11,410           11,101.3          11,150.4           11,082.9
04/30/1992          11,440           11,426.9          11,194.8           11,320.3
05/31/1992          11,520           11,482.7          11,309.3           11,421.7
06/30/1992          11,250           11,312            11,201.6           11,359.5
07/31/1992          11,570           11,773.7          11,511.9           11,732
08/31/1992          11,409           11,533.2          11,410.9           11,613
09/30/1992          11,590.1         11,668.8          11,530.3           11,744.9
10/31/1992          11,781.3         11,708.8          11,521.4           11,724.1
11/30/1992          12,224           12,106.4          11,778.5           11,985.3
12/31/1992          12,395           12,254.9          11,957.2           12,139.7
01/31/1993          12,797.4         12,357.3          12,074.5           12,277.3
02/28/1993          12,857.8         12,525.6          12,162.4           12,452.9
03/31/1993          13,290.4         12,789.8          12,377.9           12,641.6
04/30/1993          13,149.6         12,480.6          12,239.5           12,468.3
05/31/1993          13,402.6         12,813.7          12,428.4           12,691
06/30/1993          13,544.4         12,851.1          12,552.5           12,785.9
07/31/1993          13,564.6         12,799.3          12,579.8           12,775.6
08/31/1993          14,040.4         13,283.9          12,997.1           13,160.5
09/30/1993          14,192.2         13,182            13,068.7           13,106.6
10/31/1993          14,293.4         13,454.5          13,214.7           13,300
11/30/1993          14,222.6         13,326.3          12,987.6           13,184
12/31/1993          14,475.6         13,487.4          13,207.2           13,311.6
01/31/1994          15,052.6         13,945.5          13,530.4           13,664.7
02/28/1994          14,698.4         13,567.2          13,197.6           13,350
03/31/1994          14,040.4         12,976.8          12,686.9           12,869.9
04/30/1994          13,832.9         13,143.1          12,742.8           12,948.7
05/31/1994          14,138           13,357.9          12,813             13,089.8
06/30/1994          13,507.4         13,031            12,588.6           12,870.7
07/31/1994          13,843           13,458.6          12,851.2           13,226.9
08/31/1994          14,270.2         14,009.2          13,134.9           13,591.6
09/30/1994          13,873.5         13,666.9          12,868.2           13,313.7
10/31/1994          14,077           13,973.5          12,969.2           13,511.9
11/30/1994          13,761.6         13,465.2          12,609.1           13,175.4
12/31/1994          13,710.8         13,664.6          12,682.1           13,334.3
01/31/1995          13,670.1         14,018.7          12,804.8           13,643.9
02/28/1995          14,077           14,564.5          13,216.7           14,095.4
03/31/1995          14,300.7         14,993.6          13,502.5           14,401.9
04/30/1995          14,781.8         15,434.7          13,752             14,748.3
05/31/1995          15,164.8         16,050.7          14,234.9           15,311.1
06/30/1995          15,775.6         16,422.9          14,492.6           15,587.2
07/31/1995          16,313.8         16,967.2          14,843.8           15,934.1
08/31/1995          16,427.7         17,009.6          14,956.4           16,016.3
09/30/1995          16,769.3         17,727            15,263.2           16,527.7
10/31/1995          16,572.6         17,663.7          15,188.2           16,546.4
11/30/1995          16,924.6         18,438.2          15,681.3           17,119.4
12/31/1995          16,852.1         18,793.4          15,884.5           17,416.4
01/31/1996          17,090.2         19,432.3          16,226.8           17,864.7
02/29/1996          17,328.3         19,613.1          16,241.8           17,904.4
03/31/1996          17,597.4         19,801.9          16,315.5           17,998.1
04/30/1996          18,063.2         20,093.6          16,461.4           18,164.8
05/31/1996          18,611.1         20,610.9          16,655.1           18,494.6
06/30/1996          18,316           20,689.5          16,667.3           18,608.4
07/31/1996          17,652.1         19,775.9          16,194.1           18,029.7
08/31/1996          18,052.6         20,193.7          16,475.7           18,296.2
09/30/1996          18,927.3         21,329.2          17,095.6           19,116.1
10/31/1996          19,043.2         21,917.3          17,403.2           19,603.2
11/30/1996          20,223.5         23,572.5          18,184.2           20,762.7
12/31/1996          19,854.7         23,105.5          17,954.9           20,417.1
01/31/1997          20,739.9         24,548.3          18,510.3           21,372.2
02/28/1997          20,550.2         24,741            18,489.1           21,512
03/31/1997          19,517.4         23,726.3          17,945.8           20,802.2
04/30/1997          20,613.5         25,141.5          18,476.3           21,795.7
05/31/1997          21,804.3         26,678.6          19,247.7           22,842.9
06/30/1997          22,123.8         27,864.6          19,775.4           23,674.1
07/31/1997          24,045.7         30,081.2          20,912.2           25,249.9
08/31/1997          22,860.5         28,397.3          20,279.6           24,115.2
09/30/1997          23,543.9         29,951.6          21,003.5           25,201.9
10/31/1997          22,999.3         28,952.4          20,597             24,628.6
11/30/1997          23,736.1         30,291.6          20,967.7           25,525.7
12/31/1997          23,853.5         30,811.5          21,182.5           25,918.5
01/31/1998          24,430.1         31,151.9          21,339.9           26,209.6
02/28/1998          25,743.5         33,397.4          22,289.2           27,668
03/31/1998          26,394.8         35,106.3          22,997.1           28,799.8
04/30/1998          26,789.8         35,465.8          23,125.4           29,063.9
05/31/1998          26,360.6         34,857            22,843.7           28,721.6
06/30/1998          27,129           36,271.8          23,314             29,689.7
07/31/1998          26,668           35,888.5          22,997.8           29,454.9
08/31/1998          23,665.4         30,703.5          20,637.8           26,175.9
09/30/1998          24,528.4         32,672            21,465.7           27,587.4
10/31/1998          25,734.1         35,325.5          22,401.1           29,284.6
11/30/1998          26,821.6         37,465.7          23,270             30,710.2
12/31/1998          28,240.1         39,623.2          24,233.9           32,132.2
01/31/1999          29,481.3         41,279.5          24,714.4           33,251.8
02/28/1999          28,523.8         39,996.7          23,999.8           32,321
03/31/1999          29,670.5         41,596.5          24,622.5           33,394.6
04/30/1999          29,989.6         43,207.3          25,269.4           34,462
05/31/1999          29,486.9         42,188.2          24,804.9           33,752.7
06/30/1999          31,030.6         44,523.1          25,641.5           35,255.3
07/31/1999          30,422.5         43,139            25,160.7           34,334.5
08/31/1999          30,578.4         42,925.4          24,945.8           34,195.7
09/30/1999          30,859.1         41,750.1          24,663             33,499.2
10/31/1999          32,184.5         44,390.9          25,507.8           35,239.5
11/30/1999          33,307.2         45,293.3          25,928.8           35,828.7
12/31/1999          35,693           47,957.2          27,107.9           37,536.3
01/31/2000          34,975.7         45,548            26,257.3           35,955.2
02/29/2000          35,864.5         44,686.7          26,573.8           35,466.5
03/31/2000          38,375           49,055.5          27,962.5           38,384.5
04/30/2000          36,971.6         47,580.2          27,275.6           37,412.6
05/31/2000          35,749.2         46,604.8          26,743.9           36,779.6
06/30/2000          37,611.6         47,752.6          27,422.1           37,648.5
07/31/2000          37,215           47,006.7          27,213             37,220.6
08/31/2000          39,370.6         49,924.8          28,512.9           39,206.8
09/30/2000          37,335.7         47,289.8          27,555.5           37,535.5
10/31/2000          36,818.4         47,088.9          27,301.3           37,448.7
11/30/2000          33,714.2         43,379.4          25,818.9           35,140.7
12/31/2000          33,576.3         43,592.2          26,392.8           35,397.1




NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        ENDEAVOR ASSET ALLOCATION PORTFOLIO
        -----------------------------------
        Year Ended 12/31/00                                             (5.93)%
        Five Years Ended 12/31/00                                       14.77%
        Inception (04/08/91) through 12/31/00                           13.24%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                        ENDEAVOR ENHANCED INDEX PORTFOLIO
================================================================================
THE ENDEAVOR ENHANCED INDEX PORTFOLIO RETURNED -10.9% (NET OF FEES) FOR THE YEAR ENDED DECEMBER 31, 2000. THE S&P 500 RETURNED -10.1% DURING THIS TIME PERIOD, WHILE THE LIPPER VA GROWTH AND INCOME AVERAGE RETURNED 1.2%.

MARKET ANALYSIS

2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. Equity markets, coinciding with the Fed monetary policy tightening, as the S&P 500 ended the year loosing over 10% of it's value and the Nasdaq loosing over 39%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 index would have produced over 3% lower returns. This demonstrates how the small names in the index performed worse than the larger more liquid stocks.

PERFORMANCE ANALYSIS

The year 2000 was difficult for the Endeavor Enhanced Index Portfolio. Like the market, the sector performance within the Portfolio showed a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. An underweight in Johnson & Johnson, which underperformed the sector by over 37%, and an overweight in American Home Products, which returned over 64% contributed positively to results. Philip Morris (+105%) also performed well as investors moved into value stocks during the year, news that litigation problems have subsided a little and it's purchase of Nabisco with subsequent Kraft food division IPO. On the down side, stock selection in technology, specifically hardware, semiconductors and software & services, detracted from performance. An underweight in Oracle hindered the Portfolio's performance as the stock gained 5.6% and outperformed it's sector by over 49%. Overweighting Motorola, whose 60% loss underperformed its sector by over 32%, also hurt results.

OUTLOOK

We remain confident in our investment process and robust risk controls, and expect that the historically wide spread between the most and least attractive companies in our research universe suggests opportunities ahead. The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the Fed early in the new year leads to signs that a soft landing might still be achievable and therefore signals a brighter outlook for equities.

J.P. Morgan Investment Management, Inc.

================================================================================
                        ENDEAVOR ENHANCED INDEX PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                        ENDEAVOR ENHANCED INDEX PORTFOLIO

                                       VS.

            S&P 500 STOCK INDEX AND LIPPER VA GROWTH & INCOME INDEX+

                      MAY 2, 1997 THROUGH DECEMBER 31, 2000

+ THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA GROWTH & INCOME INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH AND INCOME FUNDS UNDERLYING 10 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
               Endeavor Enhanced          S&P 500              Lipper VA
               Index Portfolio*         Stock Index*     Growth & Income Index*
05/01/1997          $10,000              $10,000               $10,000
05/31/1997           10,700               10,611.4              10,587.5
06/30/1997           11,190               11,083.1              11,017.5
07/31/1997           12,120               11,964.8              11,761.1
08/31/1997           11,500               11,295                11,246.7
09/30/1997           12,010               11,913.2              11,815.3
10/31/1997           11,630               11,515.8              11,396.6
11/30/1997           12,130               12,048.5              11,809.2
12/31/1997           12,290               12,255.2              11,965.8
01/31/1998           12,470               12,390.6              12,026.1
02/28/1998           13,370               13,283.8              12,800.4
03/31/1998           14,060               13,963.5              13,404.8
04/30/1998           14,270               14,106.5              13,457.4
05/31/1998           14,109               13,864.3              13,173.2
06/30/1998           14,601.1             14,427.1              13,387.9
07/31/1998           14,490.6             14,274.6              13,049.5
08/31/1998           12,391.8             12,212.3              11,176.3
09/30/1998           13,195.2             12,995.3              11,841.1
10/31/1998           14,269.7             14,050.7              12,774.5
11/30/1998           15,243.8             14,901.9              13,398.5
12/31/1998           16,147.5             15,760.1              13,976.1
01/31/1999           16,699.8             16,418.9              14,210.3
02/28/1999           16,087.3             15,908.6              13,794.1
03/31/1999           16,723.9             16,545                14,232.3
04/30/1999           17,724.1             17,185.7              15,081.4
05/31/1999           17,377.6             16,780.3              14,868.9
06/30/1999           18,281.1             17,709                15,526
07/31/1999           17,661.2             17,158.5              15,058.9
08/31/1999           17,577.2             17,073.5              14,793.8
09/30/1999           17,062.4             16,606                14,257
10/31/1999           17,955.4             17,656.4              14,841.2
11/30/1999           18,239.1             18,015.3              14,950.6
12/31/1999           19,079.6             19,074.9              15,599.1
01/31/2000           18,018.5             18,116.7              14,884.6
02/29/2000           17,566.7             17,774.1              14,523.1
03/31/2000           19,373.8             19,511.8              15,780.5
04/30/2000           18,711.9             18,925                15,500.4
05/31/2000           18,230.9             18,537                15,422.2
06/30/2000           18,702.7             18,993.5              15,338.7
07/31/2000           18,410.7             18,696.8              15,216.2
08/31/2000           19,556.4             19,857.5              16,175.1
09/30/2000           18,343.3             18,809.5              15,669
10/31/2000           18,377               18,729.5              15,760.2
11/30/2000           16,849.3             17,254.1              14,685.6
12/31/2000           16,995.3             17,338.8              15,204.8

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        ENDEAVOR ENHANCED INDEX PORTFOLIO
        ---------------------------------
        Year Ended 12/31/00                                     (10.92)%
        Inception (05/02/97) through 12/31/00                    15.54%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                          ENDEAVOR HIGH YIELD PORTFOLIO
================================================================================
For the 12 months ended December 31, 2000, the Portfolio provided a return of -5.18%. This return compares to returns of -5.86% and -9.71%, for the Portfolio's benchmarks, the Lehman High Yield Index (the Lehman Index) and the Lipper VA High Current Yield Index, respectively. The Lehman Index is an index of current high yield bonds. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

In a market where most high-yield bonds traded lower, successful avoidance of most of the credit problems that hurt a variety of industries helped the Portfolio's performance versus the Lipper benchmarks. We also weren't afraid to lock in profits on securities that performed well for us. Some high-yield bond portfolio managers are often tempted to hold on to positions that have performed well because they still like the fundamental outlook for certain companies. In contrast, we are very price disciplined. Therefore, if a security reaches our valuation projections, we're often no longer comfortable with the potential downside risk and may reduce our exposure. A good example would be the telecommunications securities that performed extremely well in the early part of 2000 but have come down quite a bit amid the sell off in the equity market. We sold many of these holdings despite our favorable long-term outlook for these companies.

We believe the key to avoiding the credit defaults is MFS Original Research(REGISTRATION MARK). The Portfolio is backed by a large group of experienced investment management professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. As a result, before any security is purchased for the Portfolio, we carefully measure the underlying financial stability of each company. It's a research intensive, company-by-company, and bottom-up approach to security selection. First, we look at a company's business risks and opportunities, then we consider the financial risks and opportunities. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return for the Portfolio.

While we reduced our exposure to telecommunications and media bonds early in the period, we still view these holdings as defensive positions that offer attractive yields and growth opportunities. We believe most people are not going to turn off their cable or mobile phones even if the economy goes into recession. Given the current economic environment and the sharp sell off we've seen in the telecommunications and media sectors, we found some attractive value in these segments of the market again. We were overweight media issues, which helped performance during a weak market. Despite reducing our exposure to telecommunications companies early in the year, we remained overweight in this sector, which hurt our relative performance during the period. However, following a sharp sell off in the sector we now view many telecommunications issues as attractively valued.

Earlier in the year, we also took some money off the table in the more cyclical industries, such as steel and paper packaging, as well as in general manufacturing. However, we believe some of these companies, along with the financial sector, are looking poised for a rebound, especially if the Federal Reserve Board decides to cut interest rates further. So, we are again looking closely at these companies.

We increased our exposure to the energy and gaming sectors earlier in the year to take advantage of the strong business fundamentals in these industries. Both of these moves worked well for the Portfolio, however, we are beginning to take some profits in the energy sector in order to take advantage of attractive valuations, yields, and growth potential in some of the other sectors we've mentioned, such as telecommunications and media.

As we enter a new year, it's difficult to rule out further volatility in the short-term given the uncertain economic environment; but the high yield market rally that began in mid-December has continued through the end of the year. Despite the recent rally, the yield difference between noninvestment-grade debt and Treasuries widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income

================================================================================
                          ENDEAVOR HIGH YIELD PORTFOLIO
================================================================================
securities. In addition, while cautious in the short run, we believe the economy will remain healthy and corporate earnings will produce low double-digit returns. Historically, high-yield bonds track corporate earnings, so we believe the environment will improve for the high-yield market.

Massachusetts Financial Services Company

The opinions expressed in this report are those of the Portfolio Manager and are current only through the end of the period of the report as stated on the cover. The Manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

================================================================================
                          ENDEAVOR HIGH YIELD PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                          ENDEAVOR HIGH YIELD PORTFOLIO

                                       VS.

         LEHMAN HIGH YIELD INDEX AND LIPPER VA HIGH CURRENT YIELD INDEX+

                     JUNE 1, 1998 THROUGH DECEMBER 31, 2000

+ THE LEHMAN HIGH YIELD INDEX IS AN INDEX COMPOSED OF CURRENT HIGH YIELD BONDS.

THE LIPPER VA HIGH CURRENT YIELD INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF HIGH CURRENT YIELD FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                   Endeavor High         Lehman High          Lipper VA High
                  Yield Portfolio*       Yield Index*       Current Yield Index*
06/01/1998            $10,000              $10,000                 $10,000
06/30/1998              9,987               10,035.9                10,000.6
07/31/1998             10,085               10,093                  10,071
08/31/1998              9,396.7              9,536.08                9,313.55
09/30/1998              9,337                9,579.3                 9,238.81
10/31/1998              9,140                9,382.9                 9,026.98
11/30/1998              9,750                9,772.23                9,533.97
12/31/1998              9,690                9,782.99                9,490.5
01/31/1999              9,930                9,928.33                9,626.19
02/28/1999              9,930                9,869.8                 9,573.75
03/31/1999             10,105                9,963.89                9,685.62
04/30/1999             10,260               10,157                   9,912.48
05/31/1999             10,111.5             10,019.5                 9,728
06/30/1999             10,060.7              9,998.18                9,716.34
07/31/1999             10,081               10,038.3                 9,714.82
08/31/1999              9,989.57             9,927.42                9,599.21
09/30/1999              9,959.08             9,855.94                9,516.3
10/31/1999              9,979.4              9,790.47                9,461.85
11/30/1999             10,162.3              9,904.81                9,608.17
12/31/1999             10,253.8             10,017                   9,723.21
01/31/2000             10,232                9,973.74                9,684.73
02/29/2000             10,353.9              9,993.07                9,756.61
03/31/2000             10,213.1              9,782.99                9,556.44
04/30/2000             10,264                9,798.68                9,508.46
05/31/2000             10,130.7              9,698.2                 9,334.41
06/30/2000             10,334.6              9,895.69                9,550.71
07/31/2000             10,382.3              9,971.19                9,549.94
08/31/2000             10,409.7             10,039.4                 9,593.2
09/30/2000             10,281                9,951.67                9,434.76
10/31/2000              9,948.28             9,632.91                9,101.1
11/30/2000              9,497.55             9,251.42                8,602.91
12/31/2000              9,722.91             9,430.13                8,771.86




NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        ENDEAVOR HIGH YIELD PORTFOLIO
        -----------------------------
        Year Ended 12/31/00                                         (5.18)%
        Inception (06/01/98) through 12/31/00                       (1.08)%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                         ENDEAVOR JANUS GROWTH PORTFOLIO
================================================================================
Investors got a painful reminder that what goes up must come down as equity markets plunged in 2000. The year started off dramatically, with a booming economy creating a strong tailwind for stocks across the board. But by March, worries that the record-breaking economic expansion would spark faster inflation took their toll as share prices fell sharply.

Later, three interest rate hikes by the Federal Reserve appeared to be putting the brakes on growth. But then uncertainty over interest rates gave way to fears about a slowdown in corporate earnings and higher energy costs, adding fuel to the months-long volatility and pressuring stocks ever lower. Although Fed officials in December left rates unchanged for the fifth straight time, they also declared economic weakness to be a bigger threat than inflation. In the end, the S&P 500 Index suffered its greatest decline since 1977, and the Dow Jones Industrial Average posted its poorest return since 1981. The technology-dominated Nasdaq Composite Index, however, turned in the worst performance, falling 39%, the biggest drop in its 29-year history.

The Portfolio retreated in this harsh environment, lagging its benchmark, the S&P 500 Index. Top holding Nokia was among our disappointments. The world's No. 1 cellular phone maker suffered its biggest loss in over four years after warning in July that a holdup in the delivery of new models would crimp third-quarter profits. However, the company not only managed to beat those estimates, but also forecast record fourth-quarter earnings. Still, the damage had already been done.

Leading computer-networking equipment manufacturer Cisco Systems also fell short of our expectations. While Cisco recently reported that quarterly earnings rose an astounding 92% on robust sales of its switches, routers and fiber-optic network gear, its share price slid when one computer-related company after another -- including Gateway, Intel, Compaq and Microsoft -- trimmed its earnings forecast, causing the entire sector to unravel.

Exodus Communications, whose nationwide data centers offer secure vaults to house and maintain the infrastructure for corporate Internet sites, edged lower as well. Although the Web-site host counts several dot-com companies among its customers, its exposure to struggling e-commerce businesses is modest. In fact, the majority of Exodus' clients are successful, established firms like
Microsoft, eBay, General Electric and Janus. Still, its stock faltered on misperceptions about the stability of its customer base.

On the plus side, EMC Corp. gained as the Internet continued to create enormous amounts of data that must be securely stored. Indeed, the top maker of corporate data-storage systems dominated the competition, introducing a host of innovative products to attack the midsize market and support network-attached storage.

E-commerce transaction company BEA Systems was another winner. BEA's leading-edge software allows businesses with older mainframe computer systems to build reliable e-commerce infrastructures utilizing their existing equipment. To be sure, some of the world's most innovative companies rely on BEA's software to help them process millions of transactions daily.

To wrap up, amid clear signs of a slowing economy, our ongoing strategy is to employ our rigorous, company-by-company stock-picking approach to uncover outstanding businesses able to weather the market's ups and downs.

Janus Capital Corporation

================================================================================
                         ENDEAVOR JANUS GROWTH PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                         ENDEAVOR JANUS GROWTH PORTFOLIO

                                       VS.

                 S&P 500 STOCK INDEX AND LIPPER VA GROWTH INDEX+

                      MAY 1, 1999 THROUGH DECEMBER 31, 2000

+ THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA GROWTH INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                  Endeavor Janus                S&P 500              Lipper VA
                 Growth Portfolio*           Stock Index*          Growth Index*
05/01/1999           $10,000                  $10,000               $10,000
05/31/1999             9,580.71                 9,764.12              9,842.15
06/30/1999            10,266.2                 10,304.5              10,450.3
07/31/1999             9,941.33                 9,984.17             10,138.4
08/31/1999            10,010                    9,934.75              9,965.79
09/30/1999            10,289.1                  9,662.73              9,770.03
10/31/1999            11,187.8                 10,273.9              10,331.1
11/30/1999            12,145.1                 10,482.8              10,724.9
12/31/1999            13,647.7                 11,099.3              11,749.3
01/31/2000            13,171.1                 10,541.7              11,275.2
02/29/2000            14,414.7                 10,342.4              11,844.9
03/31/2000            15,077.3                 11,353.5              12,562.7
04/30/2000            13,888.1                 11,012.1              11,883.1
05/31/2000            12,670.3                 10,786.3              11,291.6
06/30/2000            13,394.4                 11,052                11,911.8
07/31/2000            12,927.9                 10,879.3              11,669
08/31/2000            14,187.2                 11,554.7              12,614.2
09/30/2000            13,279.9                 10,944.9              11,807.8
10/31/2000            12,388.4                 10,898.4              11,396.2
11/30/2000            10,040.1                 10,039.8              10,026.8
12/31/2000             9,636.52                10,089.1              10,194




NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        ENDEAVOR JANUS GROWTH PORTFOLIO
        -------------------------------
        Year Ended 12/31/00                                         (29.39)%
        Inception (05/01/99) through 12/31/00                        (2.19)%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                         ENDEAVOR MONEY MARKET PORTFOLIO
================================================================================
The Endeavor Money Market Portfolio seeks current income with a primary focus on preservation of capital. Accordingly, the management philosophy for this investment vehicle is the application of a conservative, short maturity, high quality money market strategy. The Portfolio invests in U.S. Treasury and Government Agency issues, top-tier commercial paper (CP), as well as bank instruments such as certificates of deposit (CDs) and bank notes (BNs). Though the Portfolio may hold securities that are backed by the full faith and credit of the U.S. Government, the U.S. Government does not guarantee the shares of the Portfolio. The Portfolio seeks to maintain a constant net asset value of $1.00 per share although no assurances can be given that such constant net asset value will be maintained.

Though the Federal Reserve Bank held the Fed Funds rate steady at 6.5% during the fourth quarter, there was a fundamental change in their perception of sustainable economic growth. In response to a string of weakening economic conditions the Fed changed their bias to acknowledge the potential recessionary risks to the economy. The market swiftly shifted sentiment in anticipation of the Fed easing monetary policy. Yields on the Eurodollar March 2001 futures contract trended steadily lower during the quarter. Contract yields opened the quarter at a high of 6.74% and moved steadily to a low of 5.85% in late December. The contract closed the quarter at 5.89%, a level 61 bps below the Fed Funds rate.

At the end of the fourth quarter the Portfolio's average days to maturity was 40 days. Though slightly shorter than the previous quarter end, the final figure was the result of roll down from focused effort to capture the best returns during opportune market conditions. The Portfolio had good success finding value in 3-5 month paper as we sought to take advantage of the year-end corporate financing, and supported an average days to maturity in the mid to upper 50s during a majority of the quarter.

The cornerstone of the strategy was based on corporation's financing needs and is commonly referred to as the "turn trade". Its success is founded in its execution. As the shape of the curve changes during the quarter, to reflect the year-end financing pressure, a spike in yields takes shape in January. The magnitude and follow through (meaning how many weeks or months are characterized by higher yields) of the spike is often volatile. Our strategy of implementing the "turn trade" began in the third quarter and intensified early in the fourth quarter. Investors who delay the execution of the strategy into December in anticipation of building financing pressure, are often disappointed to find very little paper available and face short investment horizons that heighten reinvestment risk early in the new year. Year-end funding rates usually peak in late October/early November as firms look to get financing done sooner rather than later.

From an asset allocation standpoint, our investment in selective corporate commercial paper issues achieves an improved yield posture. In addition, the investments in Treasury and Agency securities enhance the credit profile as well as satisfy the Portfolio's liquidity needs. Credit quality remains high with the average portfolio quality equivalent to an A1+/P1 issuer.

Morgan Stanley Asset Management

================================================================================
                            JENNISON GROWTH PORTFOLIO
================================================================================
December offered little relief in a tough year. The market persisted in ignoring individual company merit and penalized whole groups of stocks. Technology continued to suffer, with only consumer cyclicals and financials offering meaningful respite for the Fund from declining returns. Energy and health care contributed modestly. Stock selection continued to help Portfolio performance. Schlumberger provided the greatest offset to the Portfolio's pressured areas. Retail holdings such as Home Depot and Kohl's Corp., as well as certain financial stalwarts -- J.P. Morgan, Morgan Stanley Dean Witter and Goldman Sachs offered further refuge. As could be expected, technology holdings floundered at the bottom, led by Cisco, Microsoft and Compaq.

Since the inception of this Portfolio, excessive volatility, investor overreaction to earnings disappointments, high energy costs, the weak Euro and fears of recession have plagued results. 2000 was a dramatic reversal of 1999 in many respects. Both years had volatility, but 1999 enjoyed a jubilant ending and 2000 suffered declines across the board. While the first half of 2000 was in a rally mode, with companies constantly adjusting their earnings upward, the last half of 2000 was a series of earnings shortfalls and a market in serious decline. Technology, which led the parade of positive returns in 1999, fell to last position in 2000. Other areas under pressure included communication services, consumer staples and capital goods. Health care was the only sector offering significant relief. The Portfolio benefited from holdings in Nokia, American Home Products and Eli Lilly. Cisco, Nortel Networks and Time Warner were all poor performers.

Although much uncertainty remains in the market looking forward into the first half of 2001, what is certain is that strong stock selection is the best way to navigate uncertainty. Most important is the Fed's recognition of the slowing U.S. economy and subsequent moving in early January to an easing strategy for interest rates. The question facing investors is whether the slowdown underway will result in a soft landing or a recession. Growth in early 2001 could be well below trend if a necessary inventory correction occurs. By Fall of 2001, imbalances could be corrected and the market could then return to more normal growth patterns. As rates decline, energy costs stabilize and the Euro begins to strengthen, the growth companies in the Portfolio are well positioned to benefit.

Jennison Associates, LLC

================================================================================
                            JENNISON GROWTH PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                            JENNISON GROWTH PORTFOLIO

                                       VS.

      S&P 500 STOCK INDEX, LIPPER VA FLEXIBLE PORTFOLIO INDEX AND LIPPER VA
                                 GROWTH INDEX+

                  NOVEMBER 18, 1996 THROUGH DECEMBER 31, 2000

+ THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA FLEXIBLE PORTFOLIO INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF FLEXIBLE PORTFOLIO FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

THE LIPPER VAGROWTH INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Jennison           S&P 500      Lipper VA Flexible       Lipper VA
               Growth Portfolio*    Stock Index*     Portfolio Index*     Growth Index*
11/18/1996         $10,000           $10,000            $10,000             $10,000
12/31/1996          10,060             9,801.91           9,826.97            9,873.92
01/31/1997          10,290            10,414             10,343.3            10,179.3
02/28/1997          10,170            10,495.7           10,211.7            10,167.7
03/31/1997          10,020            10,065.3            9,712.42            9,868.87
04/30/1997          10,290            10,665.6           10,117.8            10,160.6
05/31/1997          10,630            11,317.7           10,822              10,584.8
06/30/1997          11,021            11,820.8           11,237.6            10,875
07/31/1997          11,651.1          12,761.1           12,200.1            11,500.2
08/31/1997          11,271.1          12,046.8           11,728.4            11,152.3
09/30/1997          11,651.1          12,706.2           12,379.1            11,550.4
10/31/1997          11,451.1          12,282.3           11,913.6            11,326.9
11/30/1997          11,711.1          12,850.4           12,131.7            11,530.7
12/31/1997          11,751.1          13,070.9           12,329.1            11,648.9
01/31/1998          11,851.1          13,215.4           12,383.2            11,735.4
02/28/1998          12,391.2          14,168             13,302.8            12,257.5
03/31/1998          12,741.2          14,892.9           13,945.2            12,646.7
04/30/1998          12,841.2          15,045.4           14,125.3            12,717.3
05/31/1998          12,683.2          14,787.2           13,740.1            12,562.4
06/30/1998          12,855.1          15,387.4           14,316              12,821
07/31/1998          12,379.8          15,224.7           14,105.2            12,647.1
08/31/1998          10,539            13,025.1           11,751.2            11,349.3
09/30/1998          11,075            13,860.2           12,405.9            11,804.6
10/31/1998          11,874.1          14,985.9           13,319.9            12,319
11/30/1998          12,339.3          15,893.8           14,141.4            12,796.8
12/31/1998          12,359.5          16,809.1           15,273.5            13,326.9
01/31/1999          12,066.2          17,511.7           15,878.7            13,591.1
02/28/1999          12,015.7          16,967.5           15,206.7            13,198.1
03/31/1999          12,297.8          17,646.2           15,797.6            13,540.6
04/30/1999          13,371            18,329.6           16,351              13,896.3
05/31/1999          12,889.9          17,897.2           16,092.9            13,640.9
06/30/1999          13,240.5          18,887.8           17,087.3            14,101
07/31/1999          12,817.7          18,300.6           16,577.3            13,836.6
08/31/1999          12,436.1          18,210             16,295.1            13,718.4
09/30/1999          12,436.1          17,711.4           15,975              13,562.9
10/31/1999          13,178.6          18,831.7           16,892.4            14,027.5
11/30/1999          13,044.5          19,214.5           17,536.3            14,259
12/31/1999          12,951.7          20,344.6           19,211.3            14,907.4
01/31/2000          12,714.6          19,322.5           18,436.2            14,439.6
02/29/2000          11,776.2          18,957.2           19,367.7            14,613.6
03/31/2000          12,735.2          20,810.5           20,541.3            15,377.4
04/30/2000          12,797            20,184.6           19,430.2            14,999.6
05/31/2000          12,986.4          19,770.8           18,462.9            14,707.2
06/30/2000          12,586.1          20,257.8           19,477.1            15,080.2
07/31/2000          12,430.5          19,941.3           19,080              14,965.2
08/31/2000          12,941.9          21,179.3           20,625.5            15,680
09/30/2000          13,119.8          20,061.4           19,307              15,153.5
10/31/2000          13,175.4          19,976.2           18,634              15,013.8
11/30/2000          11,318.6          18,402.6           16,394.9            14,198.5
12/31/2000          11,452            18,492.8           16,668.3            14,514.1

THE PORTFOLIO HAS CHANGED ITS LIPPER BENCHMARK INDEX FROM THE LIPPER VA FLEXIBLE PORTFOLIO INDEX TO THE LIPPER VA GROWTH INDEX TO PROVIDE A MORE APPROPRIATE COMPARISON TO INVESTMENT OBJECTIVES OF THE PORTFOLIO.

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        JENNISON GROWTH PORTFOLIO
        -------------------------
        Year Ended 12/31/00                                 (11.58)%
        Inception (11/18/96) through 12/31/00                 3.35%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                      T. ROWE PRICE EQUITY INCOME PORTFOLIO
================================================================================
In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Fed maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In this challenging environment, your Fund enjoyed an outstanding year as value stocks returned to favor.

The Portfolio posted a strong gain for the 12-month period ended December 31, 2000, comfortably ahead of both the unmanaged Standard & Poor's 500 Stock Index and the Lipper category of similarly managed funds.

                                                                          TOTAL RETURNS FOR
                                                                        PERIODS ENDED 12/31/00
                                                                     -------------------------
                                                                     3 MONTHS           1 YEAR
                                                                     --------           ------
Endeavor Series Trust - T. Rowe Price Equity Income Portfolio* .....   8.93%            12.31%
S&P 500 Stock Index ................................................  -7.82%           -10.14%
Lipper VA Underlying Equity Income Funds Average ...................   3.18%             6.74%

* Total return includes change in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

MARKET ENVIRONMENT

The most notable story of 2000 was the return to earth of the most aggressive market sectors and the consequent reevaluation of risk tolerance by investors. In a nutshell, a lot of people lost a ton of money betting on companies that, as hindsight clearly shows, should never have attracted the capital that had been heaped upon them to begin with. The rapid rise and fall of companies such as Priceline.com, Amazon.com, and a bevy of other dot-coms has been extensively chronicled. This crescendo of speculation reached a high point last summer when one of the small telecommunications equipment start-ups in our region, admittedly one with good prospects, went public and within days had a market capitalization greater than that of General Motors. The unholy alliance between entrepreneurs, venture capitalists, and the unwitting public has, in many cases, come to a sad ending. This unwinding process resulted in the worst performance for the Nasdaq Composite (down nearly 40%) since the benchmark was created in 1971. The good news in all of this is that such carnage has undoubtedly created some interesting investment opportunities for us to consider. Many of the beneficiaries of this difficult environment were companies with defensive characteristics and those that appeared, according to our assessment, to be undervalued. Companies with predictable revenue and earnings streams fared especially well in the turmoil of 2000. After all, at the beginning of the year, who would have guessed that the best performing S&P sector would be the electric and gas utility industry?

PORTFOLIO REVIEW

Over the past 12 months, holdings in the utility, consumer products, financial, and energy sectors helped the Portfolio's performance. These sectors provided positive returns at a time when many stocks struggled. The Portfolio also benefited from continued merger and acquisition activity, such as the acquisitions of Fort James, J.P. Morgan, and Honeywell International. Despite the Fund's strong return, we also had some losers in the Portfolio, including Xerox and AT&T. Fortunately, some of the Fund's better performing positions more than offset the drag of declining share prices.

We made several transactions that are representative of how we manage the Portfolio. Many of the positions we reduced or eliminated had generated good returns over the time we held the stocks. Our general strategy is to reduce position size when price appreciation results in less attractive valuations for the shares. For example, as Duke Energy's price rose last year, its relative valuation appeal (the relationship between upside potential and downside risk) became less attractive and we trimmed our stake. On the other hand, the stock of Sprint had declined fairly sharply, increasing the appeal of its relative valuation, which induced us to initiate a position in the shares. Honeywell International's price declined so sharply in the first half of the year that General Electric decided its relative valuation and strategic appeal was so compelling that it opted to buy Honeywell in its entirety. In making these Portfolio adjustments, we slightly increased the Fund's volatility relative to the S&P 500. As the market's value

================================================================================
                      T. ROWE PRICE EQUITY INCOME PORTFOLIO
================================================================================
structure has changed, it makes sense for us to take on slightly more risk. For example, at certain levels, some technology companies may offer better opportunities as value plays than utility stocks that have appreciated strongly.

The Portfolio's holdings sell at a substantial discount to the overall market. As always, we remain attracted to stocks whose levels of relative valuation (in terms of price/earnings, price/cash flow, and dividend yields) appear to offer a good combination of upside potential combined with tolerable downside risk. We have been attracted to relatively inexpensive stocks since the Portfolio's inception, and our commitment to value investing continues to be a cornerstone of the Portfolio's investment approach.

OUTLOOK

Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. The 10% decline in the S&P 500 and the 39% pullback in the Nasdaq Composite have drained much of the speculative excess that was evident a year ago. These price contractions have created a number of interesting investment opportunities for us. As we write this letter, all eyes are on the economy and on Washington to see how severe the economic slowdown will be, and what steps the Federal Reserve and the new administration will take to stimulate a renewal of economic growth. Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread -- a bullish sign. While further market turbulence is likely, we believe there are many good investment opportunities that offer above-average dividend yields and reasonable prospects for capital appreciation over the intermediate term.

T. Rowe Price Associates, Inc.

The views expressed are those of T. Rowe Price as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's investments, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Past performance is no guarantee of future results. 1/00

================================================================================
                      T. ROWE PRICE EQUITY INCOME PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                      T. ROWE PRICE EQUITY INCOME PORTFOLIO

                                       VS.

             S&P 500 STOCK INDEX AND LIPPER VA EQUITY INCOME INDEX+

                    JANUARY 3, 1995 THROUGH DECEMBER 31, 2000

+ THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA EQUITY INCOME INDEX MEASURES THE TOTAL RETURNS EARNED BY 10 VARIABLE ANNUITIES INVESTING IN EQUITY INCOME FUNDS.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                 T. Rowe Price             S&P 500               Lipper VA
            Equity Income Portfolio*     Stock Index*      Equity Income Index*
01/03/1995           $10,000               $10,000                $10,000
01/31/1995            10,010                10,259.1               10,000
02/28/1995            10,370                10,658.6               10,000
03/31/1995            10,560                10,972.6               10,000
04/30/1995            10,800                11,295.5               10,000
05/31/1995            11,150                11,746.2               10,000
06/30/1995            11,230                12,018.6               10,000
07/31/1995            11,450                12,417                 10,000
08/31/1995            11,620                12,448                 10,000
09/30/1995            12,060                12,973                 10,000
10/31/1995            12,160                12,926.6               10,000
11/30/1995            12,640                13,493.5               10,000
12/31/1995            13,050                13,753.4               10,000
01/31/1996            13,430                14,220.9               10,256.6
02/29/1996            13,470                14,353.2               10,330.8
03/31/1996            13,660                14,491.4               10,469
04/30/1996            13,750                14,704.9               10,583.7
05/31/1996            13,977.9              15,083.5               10,712.9
06/30/1996            14,068.8              15,141                 10,713.8
07/31/1996            13,674.9              14,472.4               10,293.6
08/31/1996            13,977.9              14,778.1               10,521.8
09/30/1996            14,553.6              15,609.1               10,922.1
10/31/1996            14,886.9              16,039.5               11,161.3
11/30/1996            15,735.2              17,250.8               11,852.4
12/31/1996            15,644.3              16,909.1               11,748
01/31/1997            16,058.4              17,964.9               12,228.9
02/28/1997            16,442.2              18,106                 12,362.8
03/31/1997            16,098.8              17,363.4               11,964.9
04/30/1997            16,482.6              18,399                 12,362.7
05/31/1997            17,260.3              19,523.9               13,118.7
06/30/1997            17,909.5              20,391.9               13,676.5
07/31/1997            18,936.8              22,014                 14,641.8
08/31/1997            18,438.7              20,781.7               14,086.4
09/30/1997            19,299.9              21,919.2               14,869
10/31/1997            18,791.5              21,188                 14,362.9
11/30/1997            19,486.7              22,168                 14,813
12/31/1997            20,067.8              22,548.4               15,064
01/31/1998            19,901.7              22,797.6               15,080.5
02/28/1998            20,887.5              24,440.9               15,916.5
03/31/1998            21,862.9              25,691.5               16,693
04/30/1998            21,686.5              25,954.6               16,697.8
05/31/1998            21,333.7              25,509                 16,429.8
06/30/1998            21,268.3              26,544.5               16,570.2
07/31/1998            20,658.1              26,263.9               16,091.4
08/31/1998            18,675.1              22,469.4               13,913.5
09/30/1998            19,666.6              23,910                 14,719.5
10/31/1998            20,854.3              25,851.9               15,687.3
11/30/1998            21,693.2              27,418.1               16,325.9
12/31/1998            21,834.9              28,997                 16,728.8
01/31/1999            21,257.4              30,209.1               16,706
02/28/1999            21,083.1              29,270.4               16,457.5
03/31/1999            21,637.7              30,441.2               16,950.9
04/30/1999            24,035.8              31,620                 18,297.2
05/31/1999            23,866.7              30,874.1               17,812.8
06/30/1999            24,527                32,582.9               18,420.3
07/31/1999            24,005.7              31,570                 17,833.4
08/31/1999            23,264.2              31,413.7               17,374.7
09/30/1999            22,406.8              30,553.5               16,774.1
10/31/1999            23,148.3              32,486.2               17,352.6
11/30/1999            22,754.4              33,146.5               17,281.7
12/31/1999            22,592.2              35,096.1               17,634.5
01/31/2000            21,422.1              33,332.9               16,801.6
02/29/2000            19,707.4              32,702.6               15,805.5
03/31/2000            21,966.6              35,899.8               17,357.7
04/30/2000            22,117.2              34,820.1               17,223.4
05/31/2000            23,098.9              34,106.3               17,485.9
06/30/2000            21,890                34,946.3               17,087
07/31/2000            22,150                34,400.4               17,253.8
08/31/2000            23,163.9              36,536                 18,259.5
09/30/2000            23,293.9              34,607.6               18,313.4
10/31/2000            24,424.8              34,460.6               18,832.2
11/30/2000            24,190.8              31,745.9               18,134.5
12/31/2000            25,373.7              31,901.7               19,109

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        T. ROWE PRICE EQUITY INCOME PORTFOLIO
        -------------------------------------
        Year Ended 12/31/00                                            12.31%
        Five Years Ended 12/31/00                                      14.21%
        Inception (01/03/95) through 12/31/00                          16.80%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
================================================================================
During the last six months of 2000, the phrase "economic cycle" was reintroduced to the market as the economy eased slowly at first and then more dramatically in late November and December. In sharp contrast to the speculative valuations placed on New Economy stocks in December 1999, valuations contracted as investors shunned technology stocks throughout much of 2000. In this difficult environment, your Portfolio managed to tread water for the year.

Over the 12-month period ended December 31, the Portfolio was down slightly while the S&P 500 Stock Index and the Lipper VA Growth Index were down 10.14% and 9.22%, respectively. While we are pleased with our relative performance, we were disappointed with the performance of several holdings including Microsoft, Dell Computer, and WorldCom.

                                                TOTAL RETURNS FOR
                                              PERIODS ENDED 12/31/00
                                          -------------------------------
                                           3 MONTHS              1 YEAR
                                          ----------           ----------
Endeavor Series Trust - T. Rowe Price
Growth Stock Portfolio* .................   -8.63%               -0.51%
S&P 500 Stock Index .....................   -7.82%              -10.14%
Lipper VA Growth Index ..................  -12.24%               -9.22%
Lipper Growth Funds Average .............  -11.52%               -7.61%

* Total return includes change in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

MARKET ENVIRONMENT

During the past six months, the slow fade of euphoria turned to mass pessimism. Investors continued to rotate through market sectors by bidding up one group while throwing out other stocks with little concern for prices paid and received. This environment is disturbing to those of us who like to make longer-term investments in companies. Over time it results in too much capital moving into and out of sectors at inappropriate times. Part of the problem in 2000 came from investors tossing money at poorly conceived Internet businesses where business plans evolved after the money was received. In addition, investors rewarded telecom service companies for rapid growth without concern for return on investments.

In addition to the issues mentioned above, market volatility makes our buy-and-hold approach more difficult as we realize sector euphoria is fleeting. We trimmed and added various positions during the period. However, it is important to understand that we rarely completely sell the stocks of companies that we believe will provide solid returns over time and that continue to fit our investment criteria.

While sentiment changes inappropriately at times, the decline in technology stocks in 2000 was very much based on deteriorating fundamentals. The start of this deterioration was caused by the hangover of the investment party of 1998 and 1999, which saw spending on technology and telecom equipment rising to unwarranted levels. As the return on this investment proved to be disappointing, capital spending growth declined. This slowdown, combined with skyrocketing oil prices and rising interest rates, had a negative impact on both equity markets and consumer confidence.

INVESTMENT REVIEW

The past year was difficult for growth stocks in general, and for technology shares in particular. One can logically ask, "Why did this take place in a growing economy?" The response is two-fold: technology stocks were priced for perfection, meaning that their valuations reflected unrealistic expectations for top performance at the corporate level into the indefinite future; and, second, excess spending in earlier periods created difficult earnings expectations and a buildup of inventories.

================================================================================
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
================================================================================
Strength in the Portfolio came from our positions in safer growth companies. Several holdings, which surprised us with weak performance in 1999 even though fundamentals were strong, rebounded strongly in 2000. The list includes companies from a broad array of sectors, including Freddie Mac, Fannie Mae, Safeway, Philip Morris, and UnitedHealth Group. In addition, our pharmaceutical stocks had a strong 2000.

The weakest positions in the Portfolio, as might be expected, were technology stocks. Microsoft and Dell Computer disappointed us due to softness in PC demand. Sprint PCS and Nextel Communications suffered from greater competition in cellular services. Cisco Systems and Nortel Networks also declined as expectations grew that telecom spending would be substantially slower in 2001.

While we made many changes in the Portfolio, the movements followed specific themes: we believe the economic trend is away from PC companies and old telecom equipment firms toward optical, outsourcing, storage, and Internet infrastructure companies. In previous reports, we stated that a slowing economy is favorable for your Portfolio because, in tough times, blue chip growth companies usually shine. As a result, your Portfolio held up reasonably well considering the extent of the recent sell-off.

Assuming we are correct that the economy will improve in the second half of 2001, the relative environment will be more difficult. Therefore, we will position the Portfolio for slightly greater risk while the economy is stalling so that we may emerge from the slump in a strong position. However, this investment strategy will not significantly affect our core holdings and will not compromise our approach to growth investing. We will continue to focus on strong management, cash generation, and consistent growth.

OUTLOOK

During the first week of the New Year, the Federal Reserve Board surprised the market with a half-percentage-point cut in the key Fed Funds rate. The move reflected the deteriorating changes in domestic economic conditions and demonstrated the Fed's willingness to supply liquidity to a stalled economy. If history is any guide, the rate cut should help reinvigorate the stock market, although an easier monetary policy normally takes some time to affect the economy.

We expect growth outside the U.S. to be stronger in the first half of the year, with emerging markets showing the greatest growth and Japan the slowest. Overall, we expect global GDP growth to be slower this year than last, but we believe it will remain positive. Investors should take heart that the stock market is once again mindful of risk and concerned about business cycles.

In this changing economic environment, we are optimistic about the prospects for reasonable gains in the year ahead, and we will continue to look for solid growth companies with strong fundamentals.

T. Rowe Price Associates, Inc.

The views expressed are those of T. Rowe Price as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's investments, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Past performance is no guarantee of future results. 1/00

================================================================================
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
================================================================================
                              PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                                       VS.

                 S&P 500 STOCK INDEX AND LIPPER VA GROWTH INDEX+

                    JANUARY 3, 1995 THROUGH DECEMBER 31, 2000

+ THE S&P 500 STOCK INDEX IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE AND OVER-THE-COUNTER MARKET.

THE LIPPER VA GROWTH INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF GROWTH FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                T. Rowe Price              S&P 500               Lipper VA
             Growth Stock Portfolio*     Stock Index*          Growth Index*
01/03/1995         $10,000                $10,000                $10,000
01/31/1995          10,010                 10,259.1               10,089.1
02/28/1995          10,610                 10,658.6               10,457.2
03/31/1995          11,380                 10,972.6               10,738.6
04/30/1995          11,510                 11,295.5               11,006.6
05/31/1995          11,760                 11,746.2               11,355.3
06/30/1995          12,210                 12,018.6               11,761.2
07/31/1995          12,630                 12,417                 12,284.1
08/31/1995          12,680                 12,448                 12,375.9
09/30/1995          13,080                 12,973                 12,789.6
10/31/1995          13,050                 12,926.6               12,636.8
11/30/1995          13,460                 13,493.5               13,122.9
12/31/1995          13,720                 13,753.4               13,148.7
01/31/1996          14,080                 14,220.9               13,457.5
02/29/1996          14,260                 14,353.2               13,706.7
03/31/1996          14,310                 14,491.4               13,786.8
04/30/1996          14,700                 14,704.9               14,153.5
05/31/1996          14,860.2               15,083.5               14,476.1
06/30/1996          14,809.3               15,141                 14,320.4
07/31/1996          14,148.2               14,472.4               13,452.1
08/31/1996          14,707.6               14,778.1               13,925.1
09/30/1996          15,501                 15,609.1               14,736.7
10/31/1996          15,643.4               16,039.5               14,880.1
11/30/1996          16,660.5               17,250.8               15,827.6
12/31/1996          16,569                 16,909.1               15,553.7
01/31/1997          17,158.9               17,964.9               16,370.9
02/28/1997          17,199.6               18,106                 16,162.6
03/31/1997          16,538.5               17,363.4               15,372.4
04/30/1997          17,219.9               18,399                 16,014
05/31/1997          18,450.7               19,523.9               17,128.5
06/30/1997          19,355.1               20,391.9               17,786.4
07/31/1997          20,646.8               22,014                 19,309.8
08/31/1997          19,590.9               20,781.7               18,563.1
09/30/1997          20,677.5               21,919.2               19,593.1
10/31/1997          20,103.4               21,188                 18,856.4
11/30/1997          20,821                 22,168                 19,201.5
12/31/1997          21,302.9               22,548.4               19,513.9
01/31/1998          21,702.7               22,797.6               19,599.6
02/28/1998          23,476.2               24,440.9               21,055.1
03/31/1998          24,644.9               25,691.5               22,071.8
04/30/1998          24,788.4               25,954.6               22,356.8
05/31/1998          24,155.9               25,509                 21,747.2
06/30/1998          25,000.3               26,544.5               22,658.7
07/31/1998          24,807.9               26,263.9               22,325
08/31/1998          21,002.8               22,469.4               18,599.2
09/30/1998          22,217.8               23,910                 19,635.5
10/31/1998          24,070.1               25,851.9               21,082.2
11/30/1998          25,537                 27,418.1               22,382.5
12/31/1998          27,410.8               28,997                 24,174.1
01/31/1999          27,764.2               30,209.1               25,132.1
02/28/1999          27,036.1               29,270.4               24,068.5
03/31/1999          28,023.3               30,441.2               25,003.8
04/30/1999          28,952.7               31,620                 25,879.7
05/31/1999          28,133.5               30,874.1               25,471.2
06/30/1999          29,613.6               32,582.9               27,045.1
07/31/1999          28,727.8               31,570                 26,237.9
08/31/1999          28,471.5               31,413.7               25,791.2
09/30/1999          27,923.7               30,553.5               25,284.5
10/31/1999          29,671.8               32,486.2               26,736.5
11/30/1999          30,825.6               33,146.5               27,755.6
12/31/1999          33,494.4               35,096.1               30,406.8
01/31/2000          32,305.7               33,332.9               29,179.9
02/29/2000          33,552.7               32,702.6               30,654.3
03/31/2000          36,303.1               35,899.8               32,511.9
04/30/2000          35,009.5               34,820.1               30,753.2
05/31/2000          33,818.9               34,106.3               29,222.2
06/30/2000          36,134.2               34,946.3               30,827.5
07/31/2000          35,639.9               34,400.4               30,199
08/31/2000          38,384.4               36,536                 32,645.1
09/30/2000          36,472.3               34,607.6               30,558.3
10/31/2000          35,978.1               34,460.6               29,493
11/30/2000          32,362                 31,745.9               25,949.2
12/31/2000          33,324.6               31,901.7               26,381.9




NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        T. ROWE PRICE GROWTH STOCK PORTFOLIO
        ------------------------------------
        Year Ended 12/31/00                                  (0.51)%
        Five Years Ended 12/31/00                             19.41%
        Inception (01/03/95) through 12/31/00                 22.23%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
================================================================================
ENVIRONMENT

International stocks fell sharply during the second half of 2000, contributing to steep losses for the full year. In the first quarter, telecom, media, and technology stocks carried over their heady performance of 1999. But leadership began to change in the spring as a severe correction hit these sectors, while the more defensive consumer staple, pharmaceutical, and banking stocks found their footing. The recovery in defensive issues, however, failed to compensate for the steep decline in tech stocks.

Broader concerns weighing on the equities markets included slower economic growth, high oil prices, and euro weakness. Economic growth eased in Europe, but the euro staged a recovery in the fourth quarter, cutting its losses to just 6% against the U.S. dollar for the year. In Japan the consumer sector remained weak and rising bankruptcies failed to alleviate concerns about unemployment. Economic growth in the rest of Asia was strong, although financial instability and political turmoil plagued Korea and Taiwan.

PORTFOLIO REVIEW

The Portfolio's performance for the 12-month period ended December 31, 2000 underperformed both the MSCI EAFE Index and the Lipper VA International Index with the Portfolio returning -18.26% and the benchmarks returning -14.17% and -15.83%, respectively. The Portfolio's focus on telecom, media, and technology stocks and its lower exposure to recovering defensive shares hurt results compared with the benchmarks. The Portfolio's underweighted position in Japan aided results, but underweighting Switzerland (where the financial sector was strong) and overweighting Taiwan and Korea (where technology stocks were weak) crimped performance. Within the telecom, media, and technology sectors, however, your Portfolio's stocks outperformed those of the index.

The Portfolio is underweighted in Europe and Japan relative to the MSCI EAFE Index, and overweighted in the Far East and Latin America. The changes in regional allocations resulted from differences in local performance, as well as from sales of non-European stocks. Purchases included banks with strong market positions and restructuring potential, and stocks in commercial services. We also added to selected technology and media stocks with valuable assets that we thought were oversold, and reduced positions we found fully valued.

INVESTMENT OUTLOOK

In Europe, increasing management focus on returns and fiscal reforms should aid earnings growth. The backdrop for stocks should also improve as interest rates and oil prices peak and the undervalued euro begins to recover. In Japan, the economic environment is more challenging, but valuations are moving toward the bottom of their recent ranges. Although it is difficult to see a short-term catalyst for the Japanese stock market, the downside appears limited. Elsewhere in Asia, further market liberalization, structural reforms, and improved corporate governance are essential if the region's superior long-term economic growth is to translate into strong stock market performance. The recent period of greater political stability and economic health bode well for Mexico and Brazil.

Internationally, economies have been slowing, but we expect them to improve by the second half of 2001. Technology sector earnings growth is likely to ease from recent peaks but should remain significantly above that of other sectors. Due to the short-term uncertainty about economic growth, oil prices, technology trends, and the direction of the euro, markets could continue to be weak or volatile. However, we expect these factors to mitigate in coming months and we remain cautiously optimistic about the prospects for the portfolio in the year ahead.

T. Rowe Price International Funds, Inc.

The views expressed are those of T. Rowe Price as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's investments, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Past performance is no guarantee of future results. 1/00

================================================================================
                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
================================================================================
                             PORTFOLIO HIGHLIGHTS

                                DECEMBER 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN

                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                                       VS.

   MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND LIPPER VA INTERNATIONAL
                                     INDEX+

                    MARCH 24, 1995 THROUGH DECEMBER 31, 2000

+ THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX IS A COMPOSITE PORTFOLIO CONSISTING OF EQUITY TOTAL RETURNS FOR THE COUNTRIES OF EUROPE, AUSTRALIA, NEW ZEALAND AND COUNTRIES OF THE FAR EAST, WEIGHTED BASED ON EACH COUNTRY'S GROSS DOMESTIC PRODUCT.

THE LIPPER VA INTERNATIONAL INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF INTERNATIONAL FUNDS UNDERLYING 30 VARIABLE ANNUITIES.

INDEX INFORMATION IS AVAILABLE AT MONTH-END ONLY; THEREFORE, THE CLOSEST MONTH-END TO INCEPTION DATE OF THE PORTFOLIO HAS BEEN USED.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
        T. Rowe Price International  Morgan Stanley Capital    Lipper VA
              Stock Portfolio*    International EAFE Index* International Index*
03/24/1995        $10,000                $10,000               $10,000
04/30/1995         10,276                 10,376.1              10,340.3
05/31/1995         10,321.3               10,252.4              10,379.8
06/30/1995         10,276                 10,072.6              10,378.1
07/31/1995         10,837.4               10,699.7              10,932.8
08/31/1995         10,583.9               10,291.5              10,721
09/30/1995         10,728.7               10,492.5              10,873.1
10/31/1995         10,565.8               10,210.5              10,643.7
11/30/1995         10,656.3               10,494.6              10,771.4
12/31/1995         11,036.6               10,917.4              11,056.3
01/31/1996         11,335.3               10,962.2              11,253.8
02/29/1996         11,407.8               10,999.3              11,317.6
03/31/1996         11,616                 11,232.9              11,434.5
04/30/1996         11,969.1               11,559.5              11,773.1
05/31/1996         11,933.6               11,346.7              11,791.6
06/30/1996         12,079.5               11,410.6              11,821
07/31/1996         11,678.3               11,077.1              11,378.1
08/31/1996         11,860.7               11,101.4              11,525.2
09/30/1996         12,125                 11,396.3              11,718.5
10/31/1996         12,070.4               11,279.7              11,627.7
11/30/1996         12,617.4               11,728.5              12,137.9
12/31/1996         12,717.6               11,577.6              12,227.3
01/31/1997         12,580.9               11,172.4              12,207.9
02/28/1997         12,754.1               11,355.1              12,359.2
03/31/1997         12,708.5               11,396.2              12,403.1
04/30/1997         12,781.5               11,456.7              12,433.6
05/31/1997         13,592.8               12,202.3              13,136.3
06/30/1997         14,178.7               12,875.2              13,749.2
07/31/1997         14,536.6               13,083.5              14,155.6
08/31/1997         13,215.1               12,106.3              13,096.4
09/30/1997         14,068.6               12,784.5              13,947.9
10/31/1997         12,976.5               11,801.8              12,884.5
11/30/1997         12,958.1               11,681.5              12,781.6
12/31/1997         13,049.9               11,783.4              12,893
01/31/1998         13,453.7               12,322.3              13,191.5
02/28/1998         14,298                 13,113                14,064.6
03/31/1998         14,784.4               13,516.8              14,798.7
04/30/1998         14,922                 13,623.8              15,017
05/31/1998         14,822.9               13,557.6              15,009.9
06/30/1998         14,822.9               13,660.3              14,923.2
07/31/1998         14,981.1               13,798.8              15,103.5
08/31/1998         13,073.6               12,089.2              12,946.8
09/30/1998         12,720                 11,718.6              12,477.4
10/31/1998         13,864.5               12,940.2              13,445
11/30/1998         14,562.4               13,603.1              14,138
12/31/1998         15,064.9               14,139.7              14,485.2
01/31/1999         14,878.8               14,098                14,598.1
02/28/1999         14,608.9               13,762                14,281.1
03/31/1999         15,248.2               14,336.5              14,828
04/30/1999         15,818.6               14,917.3              15,589.9
05/31/1999         15,078.4               14,149.1              14,883
06/30/1999         15,632.2               14,700.8              15,633.1
07/31/1999         15,947.4               15,137.7              15,972.5
08/31/1999         16,100.1               15,193                16,026.8
09/30/1999         16,176.5               15,345.9              16,034.4
10/31/1999         16,663.5               15,920.7              16,596.2
11/30/1999         17,780.8               16,473.9              17,764.3
12/31/1999         19,939                 17,952.4              19,795.8
01/31/2000         18,716.7               16,811.8              18,624
02/29/2000         19,709.8               17,264.3              19,643.5
03/31/2000         19,872.1               17,933.5              19,827.8
04/30/2000         18,688                 16,989.8              18,603.7
05/31/2000         18,028.2               16,574.9              17,992.6
06/30/2000         18,952.2               17,223.1              18,814.5
07/31/2000         18,275.3               16,501                18,240.2
08/31/2000         18,662.1               16,644.2              18,521.4
09/30/2000         17,426.6               15,833.8              17,442
10/31/2000         16,739                 15,459.8              16,788.6
11/30/2000         15,815                 14,880                16,105.9
12/31/2000         16,298.5               15,408.9              16,662.8



NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
        T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
        -------------------------------------------
        Year Ended 12/31/00                                          (18.26)%
        Five Years Ended 12/31/00                                       8.10%
        Inception (03/24/95) through 12/31/00                           8.85%
--------------------------------------------------------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        CAPITAL GUARDIAN GLOBAL PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 92.4%
   AEROSPACE AND DEFENSE -- 2.0%
     28,500   BAE Systems Plc................  $   162,630
     18,600   Raytheon Company, Class A......      539,400
      4,000   United Technologies Corporation      314,500
                                               -----------
                                                 1,016,530
                                               -----------
   AUTO & TRUCKS -- 2.3%
      3,100   Bayerische Motoren
                Werke (BMW) AG...............      101,283
      4,000   DaimlerChrysler AG.............      164,800
      2,300   Magna International, Inc., Class A    96,318
     52,000   Mitsubishi Motors Corporation+.      150,263
     84,000   Nissan Motor Company, Ltd.+....      483,993
        600   PSA Peugeot Citroen............      136,490
                                               -----------
                                                 1,133,147
                                               -----------
   BANKING AND FINANCE -- 3.9%
     15,000   Bank of America Corporation....      688,125
      7,000   First Union Corporation........      194,687
      7,500   FleetBoston Financial Corporation    281,719
     12,600   Washington Mutual, Inc.........      668,587
      2,500   Wells Fargo & Company..........      139,219
                                               -----------
                                                 1,972,337
                                               -----------
   BREWERY -- 0.8%
      3,000   Anheuser-Busch Companies, Inc..      136,500
      4,500   Heineken NV....................      272,290
                                               -----------
                                                   408,790
                                               -----------
   BROADCAST, RADIO & TV -- 1.2%
      5,300   Granada Media Plc+.............       33,648
      7,800   USA Networks, Inc.+............      151,612
      8,700   Viacom, Inc., Class B+.........      406,725
                                               -----------
                                                   591,985
                                               -----------
   BUILDING AND CONSTRUCTION -- 2.8%
      5,400   Bouygues S.A...................      244,617
      4,900   Centex Corporation.............      184,056
      9,000   Cheung Kong Holdings, Ltd......      115,098
        293   Holderbank Financiere Glarus AG      352,576
      9,000   Nippon Sheet Glass Company, Ltd.     109,860
     38,000   Sun Hung Kai Properties, Ltd...      378,787
                                               -----------
                                                 1,384,994
                                               -----------
   CHEMICALS -- 0.6%
     12,500   IMC Global, Inc................      194,531
      1,596   Syngenta AG+...................       85,620
                                               -----------
                                                   280,151
                                               -----------
   COMMERCIAL SERVICES -- 0.3%
      3,000   Ecolab, Inc....................      129,562
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   COMPUTER SERVICES AND SOFTWARE -- 6.5%
      7,200   America Online, Inc.+..........  $   250,560
     15,600   ASM Lithography, Holding NV+...      354,288
      5,500   Cadence Design Systems, Inc.+..      151,250
      4,000   CheckFree Corporation+.........      170,000
      7,100   Cisco Systems, Inc.+...........      271,575
     27,700   Compaq Computer Corporation....      416,885
      4,500   Dell Computer Corporation+.....       78,469
     12,000   Dimension Data Holdings Plc+...       81,024
      9,000   DoubleClick, Inc.+.............       99,000
      8,300   Hewlett-Packard Company........      261,969
      4,200   Intel Corporation..............      126,262
      1,900   International Business
                Machines Corporation.........      161,500
      2,500   Intershop Communications AG+...       78,629
      2,200   Macromedia, Inc.+..............      133,650
      4,000   PeopleSoft, Inc.+..............      148,750
      1,600   PMC-Sierra, Inc.+..............      125,800
     21,300   Sema Plc.......................       93,783
      7,600   Thomson Corporation............      290,439
                                               -----------
                                                 3,293,833
                                               -----------
   CONSUMER PRODUCTS -- 1.3%
      9,000   American Greetings
                Corporation, Class A.........       84,937
      2,500   Clorox Company.................       88,750
      9,900   PepsiCo, Inc...................      490,669
                                               -----------
                                                   664,356
                                               -----------
   DIVERSIFIED MANUFACTURING -- 2.7%
      6,100   Bombardier, Inc., Class B......       94,018
      6,800   Illinois Tool Works, Inc.......      405,025
     52,000   Mitsubishi Heavy Industries, Ltd.    226,760
     11,200   Norsk Hydro A.S.A..............      473,731
      2,900   Textron, Inc...................      134,850
                                               -----------
                                                 1,334,384
                                               -----------
   DIVERSIFIED OPERATIONS -- 3.4%
          7   Berkshire Hathaway, Inc., Class A+   497,000
     19,000   Hutchison Whampoa, Ltd.........      236,894
    121,000   Li & Fung, Ltd.................      220,285
      1,600   Siemens AG.....................      209,176
      7,000   Swire Pacific Ltd., Class A....       50,481
      6,200   Tyco International, Ltd........      344,100
      4,500   The Williams Companies, Inc....      179,719
                                               -----------
                                                 1,737,655
                                               -----------
   DRUGS -- 7.8%
     33,000   AstraZeneca Group Plc..........    1,643,792
      1,000   Forest Laboratories, Inc.+.....      132,875
        264   Novartis AG, Registered Shares.      466,745
     13,800   Pfizer, Inc....................      634,800
      5,000   Sankyo Company, Ltd............      119,965
      7,800   Sanofi-Synthelabo S.A..........      519,935
     19,000   Shionogi & Company, Ltd........      387,653
                                               -----------
                                                 3,905,765
                                               -----------

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        CAPITAL GUARDIAN GLOBAL PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   DURABLE GOODS - WHOLESALE -- 0.4%
      5,400   Grainger (W.W.), Inc...........  $   197,100
                                               -----------
   ELECTRIC UTILITIES -- 1.0%
      8,800   AES Corporation+...............      487,300
      3,300   PowerGen Plc...................       31,155
                                               -----------
                                                   518,455
                                               -----------
   ELECTRONIC COMPONENTS -- 3.9%
      2,200   Advantest Corporation..........      206,130
      2,700   Epcos AG+......................      235,745
      1,400   Hirose Electric Company, Ltd...      134,851
     86,000   Johnson Electric Holdings, Ltd.      132,309
      2,800   Maxim Integrated Products, Inc.+     133,875
      3,000   Murata Manufacturing
                Company, Ltd.................      352,014
      8,000   Nichicon Corporation...........      110,683
      3,000   Taiyo Yuden Company, Ltd.......      100,350
     10,300   Teradyne, Inc.+................      383,675
      1,200   Tokyo Electron, Ltd............       65,989
      8,000   Ushio, Inc.....................      130,648
                                               -----------
                                                 1,986,269
                                               -----------
   ELECTRONICS -- 3.5%
      7,000   Agilent Technologies, Inc.+....      383,250
     23,000   NEC Corporation................      420,928
      4,200   Koninklijke (Royal) Philips
                Electronics NV...............      153,862
      3,900   Samsung Electronics,
                Sponsored GDR++..............      277,875
      6,100   Sony Corporation...............      421,979
      2,000   Tokyo Seimitsu Company, Ltd....      113,660
                                               -----------
                                                 1,771,554
                                               -----------
   ELECTRONICS - SEMICONDUCTOR -- 5.5%
     20,800   Advanced Micro Devices, Inc.+..      287,300
      7,100   Altera Corporation+............      186,819
     10,500   Applied Materials, Inc.+.......      400,969
     15,500   ARM Holdings Plc+..............      117,159
      3,000   Infineon Technologies AG, ADR+.      108,000
      3,000   Intersil Holding Corporation+..       68,812
      8,400   KLA-Tencor Corporation+........      282,975
      4,500   Novellus Systems, Inc.+........      161,719
      1,900   Rohm Company, Ltd..............      361,033
      3,700   STMicroelectronics NV..........      158,406
     18,000   Taiwan Semiconductor
                Manufacturing Company,
                Ltd., Sponsored ADR+.........      310,500
      4,500   Texas Instruments, Inc.........      213,187
      2,800   Xilinx, Inc.+..................      129,150
                                               -----------
                                                 2,786,029
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   EXPLORATION & PRODUCTION -- 2.4%
      7,500   Baker Hughes, Inc..............  $   311,719
     25,500   BHP, Ltd.......................      268,589
     11,500   Enterprise Oil Plc.............       97,317
      6,000   Fluor Corporation+.............      198,375
      6,000   Massey Energy Company..........       76,500
      2,000   OAO Lukoil Holding,
                Sponsored ADR................       72,000
     40,000   WMC, Ltd.......................      170,184
                                               -----------
                                                 1,194,684
                                               -----------
   FINANCIAL SERVICES -- 3.8%
      1,300   Aiful Corporation..............      106,208
      7,800   Citigroup, Inc.................      398,288
      8,500   Household International, Inc...      467,500
     12,000   Investors Group, Inc...........      207,324
      4,000   Nomura Securities Company, Ltd.       71,979
      1,000   Orix Corporation...............      100,350
      8,000   USA Education, Inc.............      544,000
                                               -----------
                                                 1,895,649
                                               -----------
   FOOD AND KINDRED PRODUCTS -- 2.9%
      8,400   Campbell Soup Company..........      290,850
      5,700   General Mills, Inc.............      254,006
      1,500   Groupe Danone..................      226,169
      2,500   Heinz  (H.J.) Company..........      118,594
     10,500   Kellogg Company................      275,625
         47   Nestle S.A., Registered Shares.      109,633
     22,500   Unilever Plc...................      192,588
                                               -----------
                                                 1,467,465
                                               -----------
   HEALTH CARE SERVICES -- 0.6%
      4,700   Medtronic, Inc.................      283,763
                                               -----------
   INSURANCE -- 2.9%
      7,000   Allstate Corporation...........      304,938
      2,050   American International Group, Inc.   202,053
      3,500   Assicurazioni Generali S.p.A. .      139,030
      4,500   Cincinnati Financial Corporation     178,031
     35,000   Mitsui Marine and Fire Insurance
                Company, Ltd.................      200,744
      5,300   Prudential Plc.................       85,268
     21,000   QBE Insurance Group, Ltd.......      115,403
        105   Swiss Re.......................      251,728
                                               -----------
                                                 1,477,195
                                               -----------
   LEISURE -- 0.9%
      9,500   Carnival Corporation...........      292,719
      1,000   Nintendo Company, Ltd..........      157,531
                                               -----------
                                                   450,250
                                               -----------



                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        CAPITAL GUARDIAN GLOBAL PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   MACHINERY -- 0.4%
      1,200   Aixtron AG.....................  $   130,463
      1,500   Disco Corporation..............       81,436
                                               -----------
                                                   211,899
                                               -----------
   MEDIA AND COMMUNICATIONS -- 3.7%
     34,000   AT&T Corporation - Liberty
                Media Corporation, Class A+..      461,125
     10,500   Charter Communications,
                Inc., Class A+...............      238,219
     27,000   Publishing & Broadcasting, Ltd.      195,738
     14,000   Reuters Group Plc..............      236,946
      5,100   Societe Television Francaise 1.      275,318
      6,300   Time Warner, Inc...............      329,112
      2,800   TMP Worldwide, Inc.+...........      154,000
                                               -----------
                                                 1,890,458
                                               -----------
   MEDICAL PRODUCTS -- 0.7%
      5,500   GlaxoSmithKline Plc+...........      155,280
      4,000   Guidant Corporation+...........      215,750
                                               -----------
                                                   371,030
                                               -----------
   METALS -- 1.0%
      6,500   Alcan Aluminum, Ltd............      222,220
      8,000   Alcoa, Inc.....................      268,000
                                               -----------
                                                   490,220
                                               -----------
   NON-US BANKS -- 3.1%
     14,400   Australia & New Zealand
                Banking Group, Ltd...........      115,060
     11,500   Banco Bilbao Vizcaya
                Argentaria S.A...............      171,129
      6,000   Bank of Nova Scotia............      172,570
     20,000   DBS Group Holdings, Ltd........      226,067
     19,000   ForeningsSparbanken AB.........      290,976
     13,000   Halifax Group Plc..............      128,848
     24,000   Lloyds TSB Group Plc...........      253,826
     12,000   Sanwa Bank, Ltd................       84,168
      4,500   Toronto-Dominion Bank..........      130,176
                                               -----------
                                                 1,572,820
                                               -----------
   OFFICE SUPPLIES -- 0.3%
      4,500   Societe BIC S.A................      176,978
                                               -----------
   OPTICAL -- 0.0%**
        300   Hoya Corporation...............       22,067
                                               -----------
   PAPER AND ALLIED PRODUCTS -- 0.9%
     17,900   Abitibi-Consolidated, Inc......      164,461
      3,100   International Paper Company....      126,519
      3,000   Uni-Charm Corporation..........      152,364
                                               -----------
                                                   443,344
                                               -----------
                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   PETROLEUM -- 1.9%
      1,500   Chevron Corporation............  $   126,656
     33,500   ENI S.p.A......................      218,462
        900   Exxon Mobil Corporation........       78,244
     52,000   Shell Transport & Trading
                Company Plc..................      426,450
      2,000   Shell Transport & Trading
                Company, ADR.................       98,750
                                               -----------
                                                   948,562
                                               -----------
   RESTAURANTS -- 0.4%
      5,600   McDonald's Corporation.........      190,400
                                               -----------
   RETAIL -- 4.4%
     13,000   Circuit City Stores-Circuit
                City Group...................      149,500
        126   Compagnie Financiere
                Richemont AG, Units A........      337,063
     35,000   Dixons Group Plc...............      117,114
     11,000   Jusco Company, Ltd.............      238,879
     11,600   Lowe's Companies, Inc..........      516,200
      2,000   Matsumotokiyoshi Company, Ltd..       54,991
      8,000   NIKE, Inc., Class B............      446,500
      6,300   Wal-Mart Stores, Inc...........      334,688
                                               -----------
                                                 2,194,935
                                               -----------
   STEEL -- 0.3%
    142,000   Corus Group Plc................      149,014
      1,100   OneSteel, Ltd.+................          581
                                               -----------
                                                   149,595
                                               -----------
   TELECOMMUNICATIONS -- 11.1%
      5,700   AT&T Corporation...............       98,681
     52,000   Cable and Wirelsss Optus, Ltd.+      107,485
      6,000   Cablevision Systems
                Corporation, Class A+........      509,625
     11,000   Ericsson LM, Sponsored ADR.....      123,063
     14,500   FLAG Telecom Holdings, Ltd.+...       90,625
      8,500   Lucent Technologies, Inc.......      114,750
     10,200   Motorola, Inc..................      206,550
     22,200   Nokia Corporation, Sponsored ADR     965,700
     11,620   Nokia Oyj......................      518,198
      3,000   Nortel Networks Corporation....       96,188
         23   NTT DoCoMo, Inc................      396,760
     61,500   Olivetti S.p.A.................      151,104
      6,000   Sprint Corporation (PCS Group)+      122,625
      8,000   Telefonica S.A.+...............      132,190
      6,600   Telefonos de Mexico,
                Sponsored ADR................      297,825
         80   Telesp Celular Participacoes S.A.+         1
      5,000   TyCom, Ltd.+...................      111,875
      8,100   United Pan-Europe
                Communications NV+...........       82,739
    347,504   Vodafone Group Plc.............    1,274,393
      6,500   Williams Communications
                Group, Inc.+.................       76,375
      6,500   WorldCom, Inc.+................       91,406
                                               -----------
                                                 5,568,158
                                               -----------




                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        CAPITAL GUARDIAN GLOBAL PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   TEXTILE - PRODUCTS -- 0.3%
     35,000   Toray Industries, Inc..........  $   131,786
                                               -----------
   TRANSPORTATION SERVICES -- 0.2%
      1,800   United Parcel Service,
                Inc., Class B................      105,863
                                               -----------
   WINE & SPIRITS -- 0.3%
      2,200   LVMH...........................      145,616
                                               -----------
              Total Common Stock
                (Cost $47,915,286)...........   46,495,633
                                               -----------
CONVERTIBLE PREFERRED -- 0.6%
   NON-US BANKS -- 0.4%
 21,000,000   Sanwa, Ltd.,
                1.250% due 08/01/05..........      179,750
                                               -----------
   TECHNOLOGY -- 0.2%
              Amazon.com, Inc.:
    209,000     6.875% due 02/16/10..........       77,016
    150,000     4.750% due 02/01/09..........       55,501
                                               -----------
                                                   132,517
                                               -----------
              Total Convertible Preferred
                (Cost $385,708)..............      312,267
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMERCIAL PAPER -- 7.9%
  3,983,000 FCE Bank Plc, 6.52% due 01/02/01#  $ 3,980,112
                                               -----------
              Total Commercial Paper
                (Cost $3,982,279)............    3,980,112
                                               -----------
TOTAL INVESTMENTS
   (COST $52,283,273*)...............   100.9%  50,788,012
OTHER ASSETS AND LIABILITIES
   (NET).............................   (0.9)%    (436,373)
                                       ------  -----------
NET ASSETS...........................   100.0% $50,351,639
                                       ======  ===========

----------------------------------
       * Aggregate cost for federal tax purposes was $52,579,935.
      ** Amount represents less than 0.1%.
       + Non-income producing security.
      ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      #  Rate represents annualized yield at date of purchase.

Abbreviations:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 97.6%
   ADVERTISING AGENCY -- 1.7%
     10,000   Interpublic Group of
                Companies, Inc...............  $   425,625
      2,500   TMP Worldwide, Inc.+...........      137,500
                                               -----------
                                                   563,125
                                               -----------
   AEROSPACE AND DEFENSE -- 2.8%
     12,500   Raytheon Company, Class B......      388,281
      6,900   United Technologies Corporation      542,512
                                               -----------
                                                   930,793
                                               -----------
   ALUMINUM -- 1.0%
     10,000   Alcoa, Inc.....................      335,000
                                               -----------
   BANKING AND FINANCE -- 5.4%
     13,500   Bank of America Corporation....      619,312
      7,000   Bank One Corporation...........      256,375
      8,067   Citigroup, Inc.................      411,921
      9,600   Washington Mutual, Inc.........      509,400
                                               -----------
                                                 1,797,008
                                               -----------
   BREWERY -- 0.9%
      7,000   Anheuser-Busch Companies, Inc..      318,500
                                               -----------
   BROADCAST, RADIO & TV -- 7.8%
      7,000   Adelphia Communications
                Corporation, Class A+........      361,375
     34,500   AT&T Corporation - Liberty
                Media Corporation, Class A+..      467,906
      8,000   Cablevision Systems
                Corporation, Class A+........      679,500
     10,500   Time Warner, Inc...............      548,520
      6,400   USA Networks, Inc.+............      124,400
      9,000   Viacom, Inc., Class B+.........      420,750
                                               -----------
                                                 2,602,451
                                               -----------
   CHEMICALS -- 0.0%**
      1,615   Syngenta AG, ADR +.............       17,664
                                               -----------
   COMMERCIAL SERVICES -- 0.6%
      5,000   Ecolab, Inc....................      215,937
                                               -----------
   COMPUTER INDUSTRY -- 2.8%
     18,200   Compaq Computer Corporation....      273,910
     13,000   Dell Computer Corporation+.....      226,687
      9,000   Hewlett-Packard Company........      284,062
      1,500   International Business Machines
                Corporation..................      127,500
        600   Microsoft Corporation+.........       26,025
                                               -----------
                                                   938,184
                                               -----------
   DIVERSIFIED MANUFACTURING -- 2.4%
     10,000   Illinois Tool Works, Inc.......      595,625
      1,800   Textron, Inc...................       83,700
      2,500   Tyco International, Ltd........      138,750
                                               -----------
                                                   818,075
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   DIVERSIFIED OPERATIONS -- 3.1%
     12,000   The Williams Companies, Inc....  $   479,250
          8   Berkshire Hathaway, Inc., Class A+   568,000
                                               -----------
                                                 1,047,250
                                               -----------
   ELECTRONICS -- 3.4%
      8,500   Agilent Technologies, Inc.+....      465,375
      4,500   Altera Corporation+............      118,406
      4,000   Emerson Electric Company.......      315,250
      2,500   Koninklijke (Royal) Philips
                Electronics N.V., NY Shares..       90,625
      5,400   RF Micro Devices, Inc.+........      148,162
                                               -----------
                                                 1,137,818
                                               -----------
   ELECTRONICS - SEMICONDUCTOR -- 9.8%
     17,900   Applied Materials, Inc.+.......      683,556
      2,700   Applied Micro Circuits
                Corporation+.................      202,627
      2,500   Bookham Technology Plc, ADR+...       32,812
      4,500   Intel Corporation..............      135,281
      4,000   Intersil Holding Corporation+..       91,750
     10,800   KLA-Tencor Corporation+........      363,825
      4,500   Micron Technology, Inc.........      159,750
      6,000   Novellus Systems, Inc.+........      215,625
      2,900   PMC-Sierra, Inc.+..............      228,013
      2,500   Sony Corporation, ADR..........      174,375
     13,000   Teradyne, Inc.+................      484,250
      9,500   Texas Instruments, Inc.........      450,063
      1,500   Xilinx, Inc.+..................       69,188
                                               -----------
                                                 3,291,115
                                               -----------
   ENGINEERING RESEARCH -- 0.5%
      4,900   Fluor Corporation +............      162,006
                                               -----------
   FINANCIAL SERVICES -- 3.3%
      9,000   Household International, Inc...      495,000
      4,200   USA Education, Inc.............      285,600
      6,000   Wells Fargo Company............      334,125
                                               -----------
                                                 1,114,725
                                               -----------
   FOOD AND KINDRED PRODUCTS -- 7.1%
     15,000   Campbell Soup Company..........      519,375
      8,600   ConAgra Foods, Inc.............      223,600
      7,300   General Mills, Inc.............      325,306
      6,000   Heinz  (H.J.) Company..........      284,625
     24,000   Kellogg Company................      630,000
      8,000   PepsiCo, Inc...................      396,500
                                               -----------
                                                 2,379,406
                                               -----------
   HOUSEHOLD PRODUCTS -- 0.8%
      7,800   Clorox Company.................      276,900
                                               -----------
   INSURANCE -- 3.5%
      4,000   Allstate Corporation...........      174,250
      4,700   Hartford Financial Services
                Group, Inc. .................      331,938
      3,500   Jefferson-Pilot Corporation....      261,625
      2,000   Lincoln National Corporation...       94,625
      5,500   St. Paul Companies, Inc........      298,719
                                               -----------
                                                 1,161,157
                                               -----------


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   INTERNET CONTENT -- 2.6%
      8,000   CheckFree Corporation +........  $   340,000
      8,600   DoubleClick, Inc.+.............       94,600
      3,400   Macromedia, Inc.+..............      206,550
      2,500   webMethods, Inc.+..............      222,344
                                               -----------
                                                   863,494
                                               -----------
   LEISURE -- 0.8%
      8,300   Carnival Corporation...........      255,744
                                               -----------
   MEDICAL SUPPLIES -- 10.4%
     13,000   AstraZeneca Group Plc, ADR.....      669,500
      5,300   Becton, Dickinson and Company..      183,513
      4,200   Forest Laboratories, Inc.+.....      558,075
      8,500   Guidant Corporation+...........      458,469
      9,000   Medtronic, Inc.................      543,375
     23,200   Pfizer, Inc....................    1,067,200
                                               -----------
                                                 3,480,132
                                               -----------
   MEDICAL-BIOMEDICAL / GENE -- 0.3%
      1,500   Genentech, Inc.+...............      122,250
                                               -----------
   MISCELLANEOUS MANUFACTURING INDUSTRIES -- 0.7%
      6,000   Dover Corporation..............      243,375
                                               -----------
   NETWORKING PRODUCTS -- 0.5%
      4,200   Cisco Systems, Inc.+...........      160,650
                                               -----------
   OIL SERVICES -- 6.1%
     14,100   Baker Hughes, Inc..............      586,031
      5,200   Exxon Mobil Corporation........      452,075
      8,000   Shell Transport & Trading
                Company, ADR.................      395,000
      5,500   Texaco, Inc....................      341,688
      2,000   Transocean Sedco Forex, Inc....       92,000
      3,600   Weatherford International, Inc.+     170,100
                                               -----------
                                                 2,036,894
                                               -----------
   RESTAURANTS -- 0.8%
      8,000   McDonald's Corporation.........      272,000
                                               -----------
   RETAIL -- 5.8%
      4,100   Amazon.com, Inc.+..............       63,806
     11,100   Circuit City Stores-Circuit
                City Group...................      127,650
      9,000   Dollar General Corporation.....      169,875
      8,000   Gap, Inc.......................      204,000
     13,000   Lowe's Companies, Inc..........      578,500
     12,000   NIKE, Inc., Class B............      669,750
      6,000   Williams-Sonoma, Inc.+.........      120,000
                                               -----------
                                                 1,933,581
                                               -----------
   TECHNOLOGY -- 1.4%
      5,700   Cadence Design Systems, Inc.+..      156,750
      8,300   PeopleSoft, Inc.+..............      308,656
                                               -----------
                                                   465,406
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   TELECOMMUNICATIONS -- 4.7%
      6,100   AT&T Corporation...............  $   105,606
     10,000   Ericsson (LM), Sponsored ADR...      111,875
        900   Newport Corporation............       70,748
     16,700   Nokia Corporation, Sponsored ADR     726,450
      4,600   Qwest Communications
                International, Inc.+.........      188,600
     10,000   Sprint Corporation (PCS Group)+      204,375
      3,000   TyCom, Ltd.+...................       67,125
      7,500   WorldCom, Inc.+................      105,469
                                               -----------
                                                 1,580,248
                                               -----------
   TEXTILES -- 0.1%
      1,000   Jones Apparel Group, Inc.+.....       32,188
                                               -----------
   TOBACCO -- 0.8%
      6,000   Philip Morris Companies, Inc...      264,000
                                               -----------
   TRANSPORTATION -- 2.0%
      8,000   Canadian National Railway
                Company......................      237,500
      3,500   CNF, Inc.......................      118,344
      6,000   Union Pacific Corporation......      304,500
                                               -----------
                                                   660,344
                                               -----------
   UTILITY -- 3.7%
      7,700   AES Corporation+...............      426,388
      6,700   Cinergy Corporation............      235,338
      7,000   Niagara Mohawk Holdings, Inc...      116,813
     10,000   NiSource, Inc..................      307,500
      6,000   Northeast Utilities............      145,500
                                               -----------
                                                 1,231,539
                                               -----------
              Total Common Stock
                (Cost $32,403,926)...........   32,708,959
                                               -----------
COMMERCIAL PAPER -- 3.0%
    995,000 FCE Bank Plc, 6.52% due 01/02/01#      994,279
                                               -----------
              Total Commercial Paper
                (Cost $994,820)..............      994,279
                                               -----------
TOTAL INVESTMENTS
   (COST $33,398,746*)...............   100.6%  33,703,238
OTHER ASSETS AND LIABILITIES
   (NET) ............................    (0.6)%   (196,402)
                                        -----  -----------
NET ASSETS...........................   100.0% $33,506,836
                                        =====  ===========

-----------------------------
       * Aggregate cost for federal tax purposes was $33,417,039.
      ** Amount represents less than 0.1%.
       + Non-Income Producing Security.
       # Rate represents annualized yield at date of purchase.
Abbreviations:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        CAPITAL GUARDIAN VALUE PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 98.5%
   ADVERTISING AGENCY -- 0.6%
     25,000   Interpublic Group of
                Companies, Inc...............  $ 1,064,062
                                               -----------
   AEROSPACE AND DEFENSE -- 7.4%
     74,000   Lockheed Martin Corporation....    2,512,300
    141,900   Raytheon Company, Class B......    4,407,769
     83,000   United Technologies Corporation    6,525,875
                                               -----------
                                                13,445,944
                                               -----------
   BANKING AND FINANCE -- 8.7%
    125,000   Bank One Corporation...........    4,578,125
    107,000   Bank of America Corporation....    4,908,625
     92,100   Washington Mutual, Inc.........    4,887,056
     27,000   Wells Fargo & Company..........    1,503,562
                                               -----------
                                                15,877,368
                                               -----------
   BASIC INDUSTRY -- 2.7%
     54,000   Alcoa, Inc.....................    1,809,000
     67,200   Massey Energy Company..........      856,800
     44,000   Union Pacific Corporation......    2,233,000
                                               -----------
                                                 4,898,800
                                               -----------
   COMMERCIAL SERVICES -- 0.8%
     33,800   Ecolab, Inc....................    1,459,737
                                               -----------
   COMMUNICATIONS -- 2.7%
     91,000   AT&T Corporation...............    1,575,437
     13,400   CenturyTel, Inc................      479,050
     43,500   SBC Communications, Inc........    2,077,125
     50,500   WorldCom, Inc.+................      710,156
                                               -----------
                                                 4,841,768
                                               -----------
   DIVERSIFIED MANUFACTURING -- 3.9%
    105,000   Illinois Tool Works, Inc.......    6,254,063
     17,800   Textron, Inc...................      827,700
                                               -----------
                                                 7,081,763
                                               -----------
   DIVERSIFIED OPERATIONS -- 2.3%
    107,000   The Williams Companies, Inc....    4,273,312
                                               -----------
   DURABLE GOODS - WHOLESALE -- 0.8%
     41,900   Grainger (W.W.), Inc...........    1,529,350
                                               -----------
   ELECTRONICS -- 4.4%
     14,000   Applied Materials, Inc.+.......      534,625
     52,000   Emerson Electric Company.......    4,098,250
     70,000   Rockwell International Corporation 3,333,750
                                               -----------
                                                 7,966,625
                                               -----------
   ENGINEERING RESEARCH -- 1.7%
     94,700   Fluor Corporation+.............    3,131,019
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   FINANCIAL SERVICES -- 7.6%
     33,003   Citigroup, Inc.................  $ 1,685,216
     50,200   Household International, Inc...    2,761,000
    139,800   USA Education, Inc.............    9,506,400
                                               -----------
                                                13,952,616
                                               -----------
   FOOD AND KINDRED PRODUCTS -- 11.8%
    143,000   Campbell Soup Company..........    4,951,375
    228,000   ConAgra Foods, Inc.............    5,928,000
     98,000   General Mills, Inc.............    4,367,125
    242,000   Kellogg Company................    6,352,500
                                               -----------
                                                21,599,000
                                               -----------
   HOUSEHOLD PRODUCTS -- 1.7%
     87,300   Clorox Company.................    3,099,150
                                               -----------
   INSURANCE -- 7.0%
     77,800   Jefferson-Pilot Corporation....    5,815,550
     33,000   St. Paul Companies, Inc........    1,792,313
     59,000   XL Capital, Ltd., Class A......    5,155,125
                                               -----------
                                                12,762,988
                                               -----------
   LEISURE -- 4.3%
    252,000   Carnival Corporation...........    7,764,750
                                               -----------
   MACHINERY -- 0.9%
     41,000   Dover Corporation..............    1,663,063
                                               -----------
   MEDICAL SUPPLIES -- 2.3%
    124,000   Becton, Dickinson & Company....    4,293,500
                                               -----------
   OIL SERVICES -- 2.4%
     45,000   Baker Hughes, Inc..............    1,870,313
      5,683   Exxon Mobil Corporation........      494,066
     42,000   Shell Transport & Trading, ADR.    2,073,750
                                               -----------
                                                 4,438,129
                                               -----------
   PETROLEUM REFINING -- 3.0%
     59,200   Royal Dutch Petroleum
                Company, NY Shares...........    3,585,300
     30,000   Texaco, Inc....................    1,863,750
                                               -----------
                                                 5,449,050
                                               -----------
   RESTAURANTS -- 1.1%
     57,000   McDonald's Corporation.........    1,938,000
                                               -----------
   RETAIL -- 7.8%
    211,800   Circuit City Stores-Circuit
                City Group...................    2,435,700
     65,000   Costco Wholesale Corporation+..    2,595,938
    125,000   Lowe's Companies, Inc..........    5,562,500
     65,100   NIKE, Inc., Class B............    3,633,394
                                               -----------
                                                14,227,532
                                               -----------



                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        CAPITAL GUARDIAN VALUE PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   TECHNOLOGY -- 2.8%
    335,000   Compaq Computer Corporation....    5,041,750
                                               -----------
   TOBACCO -- 2.8%
    116,000   Philip Morris Companies, Inc...    5,104,000
                                               -----------
   TRANSPORTATION -- 2.8%
    172,000   Canadian National Railway
                Company......................    5,106,250
                                               -----------
   UTILITY -- 4.2%
     21,000   Cinergy Corporation............      737,625
    115,000   NiSource, Inc..................    3,536,250
    125,100   Northeast Utilities............    3,033,675
     13,000   Southern Energy, Inc.+.........      368,062
                                               -----------
                                                 7,675,612
                                               -----------
              Total Common Stock
                (Cost $161,946,524)..........  179,685,138
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMERCIAL PAPER DOMESTIC -- 0.5%
    900,000 FCE Bank Plc, 6.52% due 01/02/01# $    899,348
                                              ------------
              Total Commercial Paper
                (Cost $899,837)..............      899,348
                                              ------------
TOTAL INVESTMENTS
   (COST $162,846,361*)..............   99.0%  180,584,486
OTHER ASSETS AND LIABILITIES
   (NET).............................    1.0%    1,769,804
                                       -----  ------------
NET ASSETS...........................  100.0% $182,354,290
                                       =====  ============

--------------------------
      * Aggregate cost for federal tax purposes was $162,861,489. + Non-income producing security.
      #  Rate represents annualized yield at date of purchase.

Abbreviation:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        DREYFUS SMALL CAP VALUE PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 99.1%
   AEROSPACE AND DEFENSE -- 0.6%
     72,600   BE Aerospace, Inc.+............  $ 1,161,600
                                               -----------
   AUTO & TRUCKS -- 0.8%
     67,100  Navistar International Corporation+ 1,757,181
                                               -----------
   BASIC INDUSTRY -- 1.3%
     96,800   Pentair, Inc...................    2,341,350
     12,600   Sealed Air Corporation+........      384,300
                                               -----------
                                                 2,725,650
                                               -----------
   BROADCAST, RADIO & TV -- 4.6%
    153,300   Citadel Communications
                Corporation+.................    1,839,600
    172,900   Emmis Communications
                Corporation, Class A+........    4,960,069
     83,800   Entercom Communications
                Corporation+.................    2,885,862
                                              -----------
                                                 9,685,531
                                               -----------
   BUSINESS SERVICES -- 0.7%
    349,200   Modis Professional Services, Inc.+ 1,440,450
     29,600   Superior Consultant Holdings
                Corporation+.................       81,400
     15,000   Technology Solutions Company+..       31,875
                                               -----------
                                                 1,553,725
                                               -----------
   CHEMICALS -- 4.9%
     11,200   Arch Chemicals, Inc............      198,800
    217,400   Crompton Corporation...........    2,282,700
     88,800   Georgia Gulf Corporation.......    1,515,150
     55,700   Lubrizol Corporation...........    1,434,275
    464,200   PolyOne Corporation............    2,727,175
    163,100   Wellman, Inc...................    2,303,787
                                               -----------
                                                10,461,887
                                               -----------
   COMPUTER SERVICES AND SOFTWARE -- 10.0%
    180,500   Hypercom Corporation+..........      564,062
    866,750   Informix Corporation+..........    2,573,164
     96,100   Inter-Tel, Inc.................      738,769
    243,600   Keane, Inc.+...................    2,375,100
    125,700   Legato Systems, Inc.+..........      934,894
    526,200   MarchFirst, Inc.+..............      789,300
    341,200   Network Associates, Inc.+......    1,428,775
    103,400   Perot Systems Corporation, Class A+  949,987
     89,900   Project Software &
                Development, Inc.+...........      965,020
    295,700   Quantum Corporation-
                DLT & Storage+...............    3,936,506
    304,700   Quantum Corporation-
                Hard Disk Drive+.............    2,437,600
    332,700   Silicon Graphics, Inc.+........    1,330,800
    182,800   Systems & Computer
                Technology Corporation+......    2,250,725
                                               -----------
                                                21,274,702
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   COMPUTERS -- 1.6%
     53,300   InFocus Corporation+...........  $   786,175
    128,500   Ingram Micro, Inc., Class A+...    1,445,625
    215,100   Maxtor Corporation+............    1,203,216
                                               -----------
                                                 3,435,016
                                               -----------
   CONSUMER PRODUCTS -- 1.0%
     81,200   American Greetings
                Corporation, Class A.........      766,325
     15,800   Dean Foods Company.............      484,862
     67,800   Tyson Foods, Inc., Class A.....      864,450
                                               -----------
                                                 2,115,637
                                               -----------
   CONTAINERS -- 0.1%
      1,100   Bemis Company, Inc.............       36,919
    274,800   Gaylord Container
                Corporation, Class A+........      274,800
                                               -----------
                                                   311,719
                                               -----------
   ELECTRICAL EQUIPMENT -- 1.0%
     40,400   Brooks Automation, Inc.+.......    1,133,725
     56,100   Kent Electronics Corporation+..      925,650
                                               -----------
                                                 2,059,375
                                               -----------
   ELECTRONICS -- 8.0%
    125,500   ACT Manufacturing, Inc.+.......    1,976,625
     96,400   Actel Corporation+.............    2,331,675
    112,400   Arrow Electronics, Inc.+.......    3,217,450
    196,100   Avnet, Inc.....................    4,216,150
    138,300   Electronics for Imaging, Inc.+.    1,927,556
    124,700   ESS Technology, Inc.+..........      639,087
    168,500   General Semiconductor, Inc.+...    1,053,125
     68,700   Trimble Navigation, Ltd.+......    1,648,800
                                               -----------
                                                17,010,468
                                               -----------
   ENTERTAINMENT AND LEISURE -- 2.5%
    237,700   Midway Games, Inc.+............    1,687,670
    207,300   Six Flags, Inc.+...............    3,562,969
                                               -----------
                                                 5,250,639
                                               -----------
   FINANCIAL SERVICES -- 0.8%
      2,500   Knight Trading Group, Inc. +...       34,844
    269,600   Profit Recovery Group
                International, Inc.+.........    1,718,700
                                               -----------
                                                 1,753,544
                                               -----------
   FOREST PRODUCTS -- 0.1%
     19,000   Louisiana-Pacific Corporation..      192,375
                                               -----------
   FURNITURE AND FIXTURES -- 1.0%
    104,200   Furniture Brands
                International, Inc.+.........    2,194,712
                                               -----------


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        DREYFUS SMALL CAP VALUE PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   FURNITURE, HOME FURNISHING STORE -- 0.3%
     28,700   Leggett & Platt, Inc...........  $   543,506
                                               -----------
   MACHINE - DIVERSIFIED -- 1.6%
     11,000   Cognex Corporation+............      243,375
    110,500   Credence Systems Corporation+..    2,541,500
     21,800   York International Corporation.      668,987
                                               -----------
                                                 3,453,862
                                               -----------
   MANUFACTURING -- 9.2%
    189,500   AGCO Corporation...............    2,297,687
    242,500   Agrium, Inc....................    3,546,562
    167,517   AK Steel Holding Corporation...    1,465,774
     51,800   Flowserve Corporation+.........    1,107,225
    180,200   IMC Global, Inc................    2,804,362
     17,500   NBTY, Inc.+....................       83,125
      1,900   NS Group, Inc.+................       17,955
     52,400   Polaroid Corporation...........      304,575
    141,400   Rayovac Corporation+...........    2,006,112
    105,400   Russell Corporation............    1,627,112
     30,800   Springs Industries, Inc., Class A    999,075
     56,400   Timken Company.................      853,050
    124,000   UCAR International, Inc.+......    1,209,000
     98,100   Wolverine Tube, Inc.+..........    1,176,219
                                               -----------
                                                19,497,833
                                               -----------
   MEDIA AND COMMUNICATIONS -- 2.2%
    231,200   Allen Telecom, Inc.+...........    4,147,150
    154,400   Cumulus Media, Inc., Class A+..      559,700
                                               -----------
                                                 4,706,850
                                               -----------
   METAL AND METAL PRODUCTS -- 1.8%
     79,300   Cominico, Ltd..................    1,333,231
     74,400   Maverick Tube Corporation+.....    1,683,300
     47,600   USX-U.S. Steel Group, Inc......      856,800
                                               -----------
                                                 3,873,331
                                               -----------
   NONDURABLE GOODS - CONSUMER -- 0.5%
     76,300   Interstate Bakeries Corporation    1,072,969
                                               -----------
   OIL AND GAS -- 8.3%
     51,000   Friede Goldman Halter, Inc.+...      181,688
    104,700   Global Industries, Ltd.+.......    1,433,081
    467,100   Key Energy Services, Inc.+.....    4,875,356
    320,500   Newpark Resources, Inc.+.......    3,064,781
     30,600   Noble Affiliates, Inc..........    1,407,600
     79,600   Ocean Energy, Inc.+............    1,383,050
     60,400   Tidewater, Inc.................    2,680,250
    118,700   Varco International, Inc.+.....    2,581,725
                                               -----------
                                                17,607,531
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   OIL AND GAS EXTRACTION -- 2.3%
    117,700   Oceaneering International, Inc.+ $ 2,287,794
    525,100   Parker Drilling Company+.......    2,658,319
                                               -----------
                                                 4,946,113
                                               -----------
   OPTICAL SUPPLIES -- 1.2%
     63,600   Bausch & Lomb, Inc.............    2,571,825
                                               -----------
   PAPER -- 2.0%
    305,500   Abitibi-Consolidated, Inc......    2,806,781
     45,200   Valassis Communications, Inc.+.    1,426,625
                                               -----------
                                                 4,233,406
                                               -----------
   RESTAURANTS -- 1.2%
     53,100   Outback Steakhouse, Inc.+......    1,373,963
     52,200   Papa John's International, Inc.+   1,161,450
                                               -----------
                                                 2,535,413
                                               -----------
   RETAIL -- 14.8%
     85,500   Abercrombie & Fitch
                Company, Class A+............    1,710,000
    194,700   Ames Department Stores, Inc.+..      279,881
     98,500   AnnTaylor Stores Corporation+..    2,456,344
     54,900   Borders Group, Inc.+...........      641,644
     59,700   Burlington Coat Factory
                Warehouse Corporation........    1,130,569
     15,000   Children's Place Retail
                 Stores, Inc.+ ..............      303,750
    304,300   Circuit City Stores-Circuit
                City Group...................    3,499,450
     21,300   Claire's Stores, Inc...........      382,069
     51,500   Consolidated Stores Corporation+     547,188
     62,600   Finlay Enterprises, Inc.+......      661,213
    179,100   Fleming Companies, Inc.........    2,115,619
    158,300   InterTan, Inc.+................    1,840,238
     90,600   Michaels Stores, Inc.+.........    2,400,900
     47,700   Nordstrom, Inc.................      867,544
    499,000   OfficeMax, Inc.+...............    1,434,625
    130,100   Regis Corporation..............    1,886,450
     93,100   Ross Stores, Inc...............    1,571,063
     83,200   School Specialty, Inc.+........    1,669,200
     93,900   ShopKo Stores, Inc+............      469,500
    215,200   Sunglass Hut International, Inc.+  1,102,900
     86,400   Williams-Sonoma, Inc.+.........    1,728,000
     98,300   Zale Corporation+..............    2,856,844
                                               -----------
                                                31,554,991
                                               -----------
   SEMICONDUCTORS -- 4.0%
    149,900   Lam Research Corporation+......    2,173,550
    129,300   Mattson Technology, Inc.+......    1,333,406
     88,600   PRI Automation, Inc.+..........    1,661,250
    142,600   Varian Semiconductor
                Equipment Associates, Inc.+..    3,386,750
                                               -----------
                                                 8,554,956
                                               -----------


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        DREYFUS SMALL CAP VALUE PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   SERVICES -- 1.6%
    291,900   Foster Wheeler Corporation.....  $ 1,532,475
    194,500   Gartner Group, Inc., Class A+..    1,342,050
    212,800   Kforce.com, Inc.+..............      651,700
                                               -----------
                                                 3,526,225
                                               -----------
   TECHNOLOGY -- 2.7%
    105,300   Artesyn Technologies, Inc.+....    1,671,638
    141,100   Foundry Networks, Inc.+........    2,116,500
    343,500   SONICblue, Inc.+...............    1,416,938
     48,900   VISX, Inc.+....................      510,394
                                               -----------
                                                 5,715,470
                                               -----------
   TELECOMMUNICATIONS EQUIPMENT -- 1.5%
    214,600   ANTEC Corporation+.............    1,696,681
     90,900   CommScope, Inc.+...............    1,505,531
                                               -----------
                                                 3,202,212
                                               -----------
   TEXTILES AND APPAREL -- 1.6%
    353,300   Tommy Hilfiger Corporation+....    3,466,756
                                               -----------
   TOYS -- 0.5%
    104,800   Hasbro, Inc....................    1,113,500
                                               -----------
   TRANSPORTATION -- 2.6%
     30,700   Offshore Logistics, Inc.+......      661,489
    210,600   Trico Marine Services, Inc.+...    3,251,138
     78,900   Yellow Corporation+............    1,606,355
                                               -----------
                                                 5,518,982
                                               -----------
   UTILITY -- 0.2%
     20,200   Wisconsin Energy Corporation...      455,763
                                               -----------
              Total Common Stock
                (Cost $249,633,686)..........  211,095,255
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMERCIAL PAPER -- 1.1%
  2,445,000   General Electric Capital Corporation,
                5.900% due 01/02/01..........   $ 2,445,000
                                                -----------
              Total Commercial Paper
                (Cost $2,445,000)............     2,445,000
                                                -----------
TOTAL INVESTMENTS
   (COST $252,078,686*)..............   100.2%  213,540,255
OTHER ASSETS AND LIABILITIES
   (NET).............................   (0.2)%     (454,148)
                                        ------ ------------
NET ASSETS...........................   100.0% $213,086,107
                                        ====== ============

----------------------
      * Aggregate cost for federal tax purposes was $253,037,989. + Non-Income Producing Security.

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                   DREYFUS U.S.GOVERNMENT SECURITIES PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                       VALUE
   AMOUNT                                       (NOTE 1)
  --------                                      --------
TOTAL AGENCY SECURITIES -- 39.7%
   FEDERAL HOME LOAN BANK (FHLB) -- 0.7%
    550,000   5.590% due 01/05/01............      549,912
                                               -----------
   FEDERAL HOME LOAN MORTGAGE
     CORPORATION (FHLMC) -- 0.2%
     74,387    9.500% due 07/25/22...........       77,153
     93,037    9.500% due 12/01/22...........       98,561
                                               -----------
                                                   175,714
                                               -----------
   FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (FNMA) -- 17.0%
     55,937    7.000% due 08/01/03...........       56,151
     91,434    7.500% due 06/01/09...........       93,605
    507,773    6.500% due 02/01/13...........      508,352
    346,008    6.500% due 03/01/13...........      345,897
    647,073    6.000% due 08/01/13...........      639,185
  2,679,972    6.000% due 11/01/13...........    2,647,302
    788,905    6.000% due 12/01/13...........      779,288
     33,625    7.000% due 07/01/22...........       33,875
     94,521    7.000% due 07/01/23...........       95,052
    146,757    6.500% due 02/01/26...........      145,014
    120,770    7.000% due 09/01/26...........      121,185
  1,470,000    6.200% due 12/01/30...........    1,466,612
  5,740,000    7.500% due 01/01/31...........    5,824,321
                                               -----------
                                                12,755,839
                                               -----------
   GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (GNMA) -- 13.0%
    127,346    8.000% due 07/15/17...........      132,201
     80,424    8.500% due 12/15/21...........       83,615
    126,138    9.000% due 12/15/21...........      132,838
    152,629    7.000% due 11/15/23...........      153,774
    222,169    7.500% due 12/15/23...........      226,682
    202,999    8.000% due 06/15/27...........      208,389
    193,476    8.000% due 07/15/27...........      198,613
    911,909    8.000% due 08/15/27...........      936,120
    562,719    7.000% due 09/20/28...........      562,467
    966,983    7.000% due 01/20/29...........      966,549
  1,034,489    7.000% due 07/20/29...........    1,034,026
  2,049,078    7.000% due 09/20/29...........    2,048,160
  3,020,000    7.500% due 01/01/31...........    3,059,166
                                               -----------
                                                 9,742,600
                                               -----------
   SMALL BUSINESS ADMINISTRATION (SBA)-- 3.9%
    792,811    6.300% due 05/01/18...........      781,441
    918,799    5.500% due 10/01/18...........      864,821
  1,357,221    5.800% due 12/01/18...........    1,298,448
                                               -----------
                                                 2,944,710
                                               -----------
   TENNESSEE VALLEY AUTHORITY (TVA)-- 4.9%
  3,843,630   3.375% due 01/15/07............    3,654,446
                                               -----------
              Total Agency Securities
                (Cost $29,668,662)...........   29,823,221
                                               -----------









  PRINCIPAL                                       VALUE
   AMOUNT                                       (NOTE 1)
  --------                                      --------
CORPORATE FIXED INCOME SECURITIES -- 20.6%
   BANKS -- 2.4%
$   533,000   Barclays Bank Plc,
                8.550% due 09/29/49.......... $    560,268
    313,000   Bear Stearns Company, Inc.,
                7.625% due 12/07/09..........      314,806
    893,000   Dime Bancorp, Inc.,
                9.000% due 12/19/02..........      898,074
                                               -----------
                                                 1,773,148
                                               -----------
   COMMUNICATIONS -- 1.1%
    970,000   CSC Holdings, Inc.,
                7.625% due 07/15/18..........      867,937
                                               -----------
   ENERGY -- 3.4%
    893,000   AES Corporation,
                8.750% due 12/15/02..........      896,349
    800,000   NRG Energy, Inc.,
                8.250% due 09/15/10..........      828,856
    800,000   Southern Energy,
                7.900% due 07/15/09..........      806,680
                                               -----------
                                                 2,531,885
                                               -----------
   FINANCIAL -- 1.1%
     800,000   Household Finance Corporation,
                8.000% due 07/15/10..........      848,072
                                               -----------
   INSURANCE -- 3.3%
  1,067,000   AXA SA,
                8.600% due 12/15/30..........    1,098,135
  1,319,000   The Mony Group, Inc.,
                8.350% due 03/15/10..........    1,382,312
                                               -----------
                                                 2,480,447
   OIL & GAS EXPLORATION -- 1.2%
     30,000   Norcen Energy Resources,
                Debentures,
                7.375% due 05/15/06..........       31,162
    903,000   R&B Falcon Corporation,
                6.950% due 04/15/08..........      853,335
                                               -----------
                                                   884,497
                                               -----------
   RETAIL -- 1.6%
    977,000   Lowe's Companies, Inc.,
                7.500% due 12/15/05..........      995,612
    460,000   Saks, Inc.,
                7.375% due 02/15/19..........      225,400
                                               -----------
                                                 1,221,012
                                               -----------



                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                   DREYFUS U.S.GOVERNMENT SECURITIES PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                       VALUE
   AMOUNT                                       (NOTE 1)
  --------                                      --------
CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
   TELECOMMUNICATIONS -- 6.5%
$ 1,373,000   AT&T Corporation,
                6.500% due 03/15/29.......... $  1,097,398
  1,403,000   British Telecom Plc,
                8.625% due 12/15/30..........    1,397,318
  1,341,000   Marconi Corporation Plc,
                8.375% due 09/15/30..........    1,221,021
  1,184,000   Worldcom, Inc.,
                7.375% due 01/15/06++........    1,190,547
                                               -----------
                                                 4,906,284
                                               -----------
              Total Corporate Fixed
                Income Securities
                (Cost $15,482,912)...........   15,513,282
                                               -----------
U.S. TREASURY OBLIGATIONS -- 37.5%
   STRIP -- 2.4%
  1,876,000   Zero Coupon, 10% due 11/11/01^.    1,779,855
                                               -----------
   U.S. TREASURY BONDS -- 19.2%
  7,000,000    8.500% due 02/15/20...........    9,383,290
  4,007,000    6.125% due 08/15/29...........    4,358,254
    641,000    6.250% due 05/15/30...........      715,616
                                               -----------
                                                14,457,160
                                               -----------
   U.S. TREASURY NOTES -- 15.9%
  9,968,841   3.625% due 07/15/02#...........    9,979,707
  1,000,000   6.375% due 08/15/02##..........    1,016,720
    915,000   5.625% due 11/30/02............      922,429
                                               -----------
                                                11,918,856
                                               -----------
              Total U.S. Treasury Obligations
                (Cost $28,115,101)...........   28,155,871
                                               -----------

  PRINCIPAL                                       VALUE
   AMOUNT                                       (NOTE 1)
  --------                                      --------
VARIABLE RATE CORPORATE BONDS -- 1.0%
  $ 750,000   Meridian Funding Company LLC,
                6.999% due 12/20/05++........  $   750,173
                                               -----------
              Total Variable Rate Corporate Bonds
                (Cost $750,000)..............      750,173
                                               -----------
TOTAL INVESTMENTS
   (COST $74,016,675*)...............    98.8%  74,242,547
OTHER ASSETS AND LIABILITIES
   (NET).............................     1.2%     938,962
                                        ------ -----------
NET ASSETS...........................   100.0% $75,181,509
                                        ====== ===========

---------------------
       * Aggregate cost for federal tax purposes was $74,066,322.
      ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       ^ Zero coupon security as of December 31, 2000. The coupon shown is the step-up rate.
       # U.S. Treasury Inflation Index Notes.
      ## Security pledged as collateral for open futures contracts.


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                       ENDEAVOR ASSET ALLOCATION PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 67.4%
   AEROSPACE AND DEFENSE -- 1.5%
     65,500   General Dynamics Corporation...  $ 5,109,000
                                               -----------
   BANKING AND FINANCIAL SERVICES -- 4.3%
     36,300   American Express Company.......    1,994,231
     94,000   Bank of New York Company, Inc..    5,187,625
    114,633   Citigroup, Inc.................    5,853,448
     59,600   FleetBoston Financial Corporation  2,238,725
                                               -----------
                                                15,274,029
                                               -----------
   COMPUTER SERVICES AND SOFTWARE -- 7.8%
      8,200   BEA Systems, Inc.+.............      551,962
      6,800   Brocade Communications
                Systems, Inc.+...............      624,325
     48,400   EMC Corporation+...............    3,218,600
     39,500   Hewlett-Packard Company........    1,246,719
     15,000   i2 Technologies, Inc.+.........      815,625
     31,900   International Business Machines
                Corporation..................    2,711,500
     29,000   Intuit, Inc.+..................    1,143,687
     11,900   Juniper Networks, Inc.+........    1,500,144
      5,900   McDATA Corporation+............      323,025
    122,200   Microsoft Corporation+.........    5,300,425
    144,800   Oracle Corporation+............    4,208,250
     31,800   StorageNetworks, Inc.+.........      789,037
     93,500   Sun Microsystems, Inc.+........    2,606,312
      4,300   VeriSign, Inc.+................      319,006
     24,476   VERITAS Software Corporation+..    2,141,637
                                               -----------
                                                27,500,254
                                               -----------
   CONSUMER NON-DURABLES -- 0.9%
     20,900   Philip Morris Companies, Inc...      919,600
     27,700   Procter & Gamble Company.......    2,172,719
                                               -----------
                                                 3,092,319
                                               -----------
   DIVERSIFIED OPERATIONS -- 12.8%
     32,200   Corning, Inc...................    1,700,562
    271,900   General Electric Company.......   13,034,206
      5,900   Omnicom Group, Inc.............      488,962
      9,700   Textron, Inc...................      451,050
    339,300   Tyco International, Ltd........   18,831,150
    134,000   United Technologies Corporation   10,535,750
                                               -----------
                                                45,041,680
                                               -----------
   DRUGS AND MEDICAL PRODUCTS -- 11.5%
     22,900   Abbott Laboratories............    1,109,219
     82,500   American Home Products
                Corporation..................    5,242,875
     17,700   Amgen, Inc.+...................    1,131,694
     48,700   Bristol-Myers Squibb Company...    3,600,756
     13,200   Genentech, Inc.+...............    1,075,800
     36,200   HCA-Healthcare Company.........    1,593,162
     19,000   Johnson & Johnson..............    1,996,187
      8,300   Lilly (Eli) & Company..........      772,419
     38,200   Medtronic, Inc.................    2,306,325
     36,800   Merck & Company, Inc...........    3,445,400

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   DRUGS AND MEDICAL PRODUCTS -- (CONTINUED)
    296,400   Pfizer, Inc....................  $13,634,400
     66,885   Pharmacia Corporation..........    4,079,985
     17,100   Tularik, Inc.+.................      503,381
                                               -----------
                                                40,491,603
                                               -----------
   ELECTRICAL PRODUCTS -- 0.3%
     37,600   Jabil Circuit, Inc.+...........      954,100
                                               -----------
   ELECTRONICS -- 4.2%
     16,600   Analog Devices, Inc.+..........      849,712
     12,500   Broadcom Corporation, Class A+.    1,050,000
    123,700   General Motors Corporation,
                Class H+.....................    2,845,100
     41,200   Maxim Integrated Products, Inc.+   1,969,875
      7,100   PMC-Sierra, Inc.+..............      558,237
     15,500   QLogic Corporation+............    1,193,500
     29,400   Sanmina Corporation+...........    2,252,775
     75,800   Texas Instruments, Inc.........    3,591,025
     15,600   TranSwitch Corporation+........      610,350
                                               -----------
                                                14,920,574
                                               -----------
   FEDERAL AGENCY AND GOVERNMENT-- 1.5%
     74,500   Freddie Mac....................    5,131,187
                                               -----------
   FOOD AND BEVERAGES -- 2.3%
     84,100   Anheuser-Busch Companies, Inc..    3,826,550
      9,300   Coca-Cola Company..............      566,719
     49,000   PepsiCo, Inc...................    2,428,562
     14,500   Quaker Oats Company............    1,411,937
                                               -----------
                                                 8,233,768
                                               -----------
   INSURANCE -- 1.1%
     41,250   American International Group, Inc. 4,065,703
                                               -----------
   MEDIA AND COMMUNICATIONS -- 2.4%
    269,500   AT&T Corporation - Liberty
                Media Corporation, Class A+..    3,655,094
     75,500   Spectrasite Holdings, Inc.+....    1,000,375
     71,900   Time Warner, Inc...............    3,756,056
                                               -----------
                                                 8,411,525
                                               -----------
   MEDICAL-BIOMEDICAL / GENE -- 0.2%
      8,000   CuraGen Corporation+...........      218,500
      5,200   Invitrogen Corporation+........      449,150
                                               -----------
                                                   667,650
                                               -----------
   PRECISION INSTRUMENT -- 0.3%
     12,000   Applera Corporation-
                Applied Biosystem............    1,128,750
                                               -----------
   RETAIL -- 4.1%
     41,700   Dollar Tree Stores, Inc.+......    1,021,650
     73,647   Home Depot, Inc................    3,364,747
     97,500   Limited (The), Inc.............    1,663,594


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                       ENDEAVOR ASSET ALLOCATION PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   RETAIL -- (CONTINUED)
     40,600   Safeway, Inc.+.................  $ 2,537,500
     24,900   Tiffany & Company..............      787,462
     93,800   Wal-Mart Stores, Inc...........    4,983,125
                                               -----------
                                                14,358,078
                                               -----------
   TECHNOLOGY -- 5.7%
      9,800   Applied Materials, Inc.+.......      374,238
     19,800   CIENA Corporation+.............    1,607,513
    253,700   Cisco Systems, Inc.+...........    9,704,025
    117,600   Compaq Computer Corporation....    1,769,880
    172,000   Intel Corporation..............    5,170,750
     48,400   Scientific-Atlanta, Inc........    1,576,025
                                               -----------
                                                20,202,431
                                               -----------
   TELECOMMUNICATIONS -- 6.5%
    124,600   American Tower Corporation,
                Class A+.....................    4,719,225
          1   Avaya, Inc.+...................           10
     54,700   Comcast Corporation, Class A+..    2,283,725
     17,900   Comcast Corporation, Class H+..      739,494
     82,100   Crown Castle International
                Corporation+.................    2,221,831
     39,700   Efficient Networks, Inc.+......      530,988
     27,500   JDS Uniphase Corporation+......    1,146,406
     31,200   Nokia Corporation,
                Sponsored ADR................    1,357,200
     55,800   Nortel Networks Corporation....    1,789,088
     19,900   Qwest Communications
                International, Inc.+.........      815,900
      6,700   SBA Communications
                Corporation+.................      275,119
     18,500   TyCom, Ltd.+...................      413,938
     98,840   Verizon Communications.........    4,954,355
    121,000   WorldCom, Inc.+................    1,701,563
                                               -----------
                                                22,948,842
                                               -----------
              Total Common Stock
                (Cost $205,133,354)..........  237,531,493
                                               -----------

PRINCIPAL                                          VALUE
AMOUNT                                           (NOTE 1)
---------                                        --------
AGENCY SECURITIES -- 22.6%
   FEDERAL HOME LOAN MORTGAGE
     CORPORATION (FHLMC) -- 2.7%
$   950,000    6.625% due 09/15/09...........      989,634
    373,503    9.500% due 01/01/17...........      392,494
    445,048    11.500% due 05/01/20..........      492,726
    242,669    6.138% due 06/15/20...........      242,974
  4,700,000    7.500% due 01/01/31...........    4,771,957
    450,000    8.000% due 01/01/31...........      461,390
  2,200,000    8.500% due 01/01/31...........    2,271,500
                                               -----------
                                                 9,622,675
                                               -----------
   FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (FNMA) -- 14.6%
$ 2,020,000    6.340% due 02/04/08...........  $ 1,995,376
  6,935,000    5.250% due 01/15/09...........    6,621,815
    420,841    10.000% due 11/01/18..........      461,029
    384,073    11.000% due 09/01/19..........      431,241
     42,760    7.356% due 03/25/24...........       43,081
    422,972    9.000% due 07/01/25...........      441,762
    464,113    9.000% due 04/01/26...........      486,590
    322,403    7.099% due 04/18/28...........      322,549
  8,824,683    6.000% due 05/01/29...........    8,543,352
  3,895,000    6.250% due 05/15/29...........    3,912,644
  5,000,000    7.125% due 01/15/30...........    5,596,850
    210,000    7.250% due 05/15/30...........      239,005
  3,850,000    7.000% due 01/01/31...........    3,856,006
  5,875,000    6.000% due 01/01/30...........    5,687,764
  1,650,000    8.000% due 01/16/31...........    1,690,739
  9,600,000    8.500% due 01/01/30...........    9,890,976
  1,028,998    9.500% due 04/01/30...........    1,090,728
                                               -----------
                                                51,311,507
                                               -----------
   GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (GNMA) -- 5.3%
    146,074    10.500% due 12/15/14..........      160,547
     75,608    9.500% due 04/15/17...........       79,908
    109,070    9.500% due 05/15/17...........      115,273
    117,444    9.500% due 08/15/17...........      124,123
    418,060    10.000% due 08/15/17..........      455,815
     76,718    9.500% due 10/15/17...........       81,081
     56,650    9.500% due 11/15/17...........       59,872
    327,309    9.500% due 12/15/17...........      351,585
    102,115    9.500% due 07/15/18...........      108,050
    321,288    9.500% due 10/15/18...........      339,559
    132,048    9.500% due 09/15/19...........      139,888
    288,527    9.000% due 12/15/19...........      304,214
    421,649    9.500% due 06/15/20...........      446,683
    438,117    10.000% due 12/15/20..........      477,683
    399,463    9.500% due 12/15/21...........      422,679
    348,348    10.000% due 07/15/22..........      379,808
    574,473    7.375% due 01/20/25...........      578,690
    224,809    10.000% due 02/15/25..........      245,111
    139,340    7.375% due 02/20/25...........      140,362
    430,087    6.875% due 03/20/25...........      433,111
    409,913    6.875% due 04/20/25...........      413,819
     52,169    7.375% due 04/20/25...........       52,585
     60,218    6.875% due 05/20/25...........       60,790
    685,887    7.375% due 06/20/25...........      691,394
    257,526    7.750% due 07/20/25...........      260,142
    221,762    6.625% due 09/20/27...........      223,771
    131,360    7.125% due 10/20/27...........      132,284
    313,281    7.125% due 11/20/27...........      315,483
    103,728    7.125% due 12/20/27...........      104,457
 11,050,000    7.000% due 01/15/31...........   11,098,399
                                               -----------
                                                18,797,166
                                               -----------
              Total Agency Securities
                (Cost $78,135,105)...........   79,731,348
                                               -----------



                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                       ENDEAVOR ASSET ALLOCATION PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CORPORATE FIXED INCOME SECURITIES -- 9.2%
$   540,000   Albertsons, Inc., Debentures,
                7.450% due 08/01/29..........  $   484,056
    140,000   Alcoa, Inc.,
                7.375% due 08/01/10..........      147,783
    240,000   American Express,
                6.875% due 11/01/05..........      246,780
    180,000   American General Corporation, Notes,
                7.500% due 07/15/25..........      180,758
    210,000   American General Finance,
                Senior Notes,
                6.750% due 11/15/04..........      212,902
    250,000   Anthem Insurance, Senior Notes,
                9.000% due 04/01/27++........      215,613
    190,000   Associates Corporation of North
                America, Senior Notes,
                6.000% due 07/15/05..........      187,275
    435,000   AT&T Corporation,
                6.500% due 03/15/29##........      347,935
    390,000   AXA Financial, Inc., Senior Notes,
                6.500% due 04/01/08..........      381,993
    165,000   Bank of Boston Corporation,
                6.625% due 12/01/05..........      165,252
    485,000   Bank One Corporation,
                Subordinate Notes,
                6.000% due 02/17/09..........      447,898
    440,000   BellSouth Telecommunications, Inc.,
                Debentures,
                6.375% due 06/01/28..........      376,376
    295,000   BT Institutional Capital Trust,
                8.090% due 12/01/26++........      280,489
    300,000   Chase Manhattan Corporation,
                Subordinate Notes,
                6.000% due 02/15/09..........      280,725
    545,000   Chevron Corporation,
                6.625% due 10/01/04..........      555,578
    580,000   CitiCorp, Subordinate Notes,
                6.375% due 11/15/08..........      563,325
     60,000   Citigroup, Inc.,
                7.250% due 10/01/10..........       62,057
    300,000   Clear Channel Communications,
                7.650% due 09/15/10..........      302,763
    450,000   CMS Panhandle Holding Co.,
                Senior Notes,
                7.000% due 07/15/29..........      383,640
    350,000   Comdisco, Inc.,
                6.375% due 11/30/01..........      322,000
    645,000   Conoco, Inc., Senior Notes,
                6.950% due 04/15/29..........      628,424
              Continental Airlines, Inc., Pass
                Through Certificates:
    236,819     6.648% due 09/15/17..........      233,859
    170,089     6.545% due 02/02/19..........      163,582
    265,000   Cox Communications, Inc.,
                7.750% due 11/01/10..........      274,325
    220,000   DaimlerChrysler North America
                Holding Corporation, Company
                Guarantee,
                7.200% due 09/01/09..........      210,280

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
              Dayton Hudson Corporation,
                Debentures:
$   180,000     6.750% due 01/01/28..........  $   164,234
    180,000     6.650% due 08/01/28..........      161,080
    120,000   Delphi Auto Systems Corporation,
                Debentures,
                7.125% due 05/01/29..........      101,720
              EOP Operating LP:
    245,000     7.500% due 04/19/29..........      220,973
    240,000     7.250% due 06/15/28++........      211,438
    250,000   Equitable Life Assurance,
                6.950% due 12/01/05++........      251,645
    640,000   Farmers Exchange Capital
                Insurance,
                7.050% due 07/15/28++........      535,091
     80,000   Federated Department Stores,
                8.500% due 06/01/10..........       83,586
    420,000   Federated Department Stores,
                Debentures,
                6.900% due 04/01/29++........      334,967
     85,000   Federated Department Stores, Inc.,
                6.300% due 04/01/09..........       75,625
    336,616   Fifty Seventh Street Association,
                7.125% due 06/01/17++........      307,061
    145,000   FleetBoston Financial Corporation,
                Subordinate Notes,
                6.625% due 02/01/04..........      145,744
    570,000   Florida Windstorm,
                7.125% due 02/25/19++........      553,494
              Ford Motor Company,
    710,000     6.625% due 10/01/28..........      598,672
    145,000     7.450% due 07/16/31..........      134,205
    340,000   Ford Motor Credit Company,
                7.375% due 10/28/09..........      339,143
    485,000   General Electric Capital Corporation,
                7.250% due 05/03/04..........      502,402
    490,000   General Electric Capital Corporation,
                Notes, Series A,
                7.375% due 01/19/10..........      528,999
    160,000   General Motors Acceptance
                Corporation, Notes,
                7.750% due 01/19/10..........      164,869
    210,000   Goldman Sachs Group,
                6.500% due 02/25/09..........      202,930
    665,000   GTE Corporation, Debentures,
                6.940% due 04/15/28..........      610,284
    405,000   Hartford Life Insurance Company,
                Debentures,
                7.650% due 06/15/27..........      411,354
    440,000   Hertz Corporation, Senior Notes,
                7.625% due 08/15/07..........      444,479
    585,000   Home Depot, Inc., Senior Notes,
                6.500% due 09/15/04++........      593,710
    600,000   Household Finance Corporation,
                8.000% due 07/15/10..........      636,054
    330,000   Hyatt Equities LLC,
                9.250% due 05/15/05++........      352,023
    630,000   John Hancock, Notes,
                7.375% due 02/15/24..........      600,535


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                       ENDEAVOR ASSET ALLOCATION PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
$   560,000   Johnson and Johnson, Debentures,
                6.625% due 09/01/09..........  $   576,005
    140,000   Kroger Company Guarantee,
                8.050% due 02/01/10..........      150,561
    415,000   Kroger Company, Debentures,
                7.700% due 06/01/29++........      417,343
    350,000   Lehman Brothers, Inc., Senior
                Subordinate Notes,
                7.125% due 07/15/02..........      352,688
    295,000   Lockheed Martin Corporation, Notes,
                8.200% due 12/01/09..........      323,400
              Lowe's Companies, Inc., Debentures:
    480,000     6.875% due 02/15/28..........      419,918
    180,000     6.500% due 03/15/29++........      149,711
    645,000   Lucent Technologies, Inc.,
                Debentures,
                6.450% due 03/15/29..........      434,324
              May Department Stores Company:
    560,000     6.700% due 09/15/28..........      476,851
     35,000     7.875% due 03/01/30..........       34,346
     15,000   May Department Stores
                Company Guarantee,
                9.750% due 02/15/21..........       17,532
    255,000   Merck & Co., Inc., Debentures,
                5.950% due 12/01/28..........      232,703
              Metropolitan Life Insurance
                Company,
    250,000     7.450% due 11/01/23++........      223,368
    250,000     7.800% due 11/01/25++........      231,900
    250,000   Nationwide Mutual Insurance,
                7.500% due 02/15/24++........      208,225
    250,000   News America , Inc., Debentures,
                7.280% due 06/30/28..........      205,818
    300,000   News America Holdings, Inc.,
                Senior Notes,
                8.500% due 02/15/05..........      312,957
    410,000   Nisource Finance Corporation,
                7.875% due 11/15/10++........      428,844
    550,000   Northern Trust Company,
                6.625% due 10/01/03..........      554,099
    190,000   Norwest Financial, Inc., Senior Notes,
                5.625% due 02/03/09..........      174,809
    295,000   PNC Funding Corporation,
                Company Guarantee,
                6.125% due 02/15/09..........      279,338
    625,000   Pharmacia Corporation, Debentures,
                6.600% due 12/01/28..........      597,263
    425,000   Prime Property Funding II,
                6.800% due 08/15/02++........      423,381
    555,000   Procter and Gamble Company,
                6.600% due 12/15/04..........      569,293
    575,000   Prudential Insurance Company,
                8.300% due 07/01/25++........      596,292
    435,000   Qwest Capital Funding,
                7.900% due 08/15/10..........      452,343
              Raytheon Co.:
    205,000     8.200% due 03/01/06..........      218,649
    225,000     8.300% due 03/01/10..........      245,673

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
$   425,000   Rockwell International Corporation,
                Debentures,
                6.700% due 01/15/28..........  $   371,667
    225,000   State Street Corporation,
                7.650% due 06/15/10..........      240,390
    215,000   Sun Microsystems, Inc.,
                Senior Notes,
                7.650% due 08/15/09..........      221,078
    235,000   Suntrust Banks, Inc.,
                7.750% due 05/01/10..........      246,501
    130,000   Time Warner Entertainment
                Company, Debentures,
                7.250% due 09/01/08..........      133,600
    115,000   Time Warner, Inc. Debentures,
                7.570% due 02/01/24..........      112,034
     90,000   Time Warner, Inc., Company
                Guarantee,
                6.625% due 05/15/29..........       80,627
    355,000   United Parcel Service, Debentures,
                8.375% due 04/01/20..........      413,944
    535,000   United Technologies Corporation,
                6.700% due 08/01/28..........      511,583
    517,187   US Airways, Inc., Pass Through
                Certificates,
                6.850% due 01/30/18..........      486,673
    205,000   US Airways, Pass Thru
                Certificates, Class G,
                8.110% due 02/20/17..........      214,498
    990,000   Wal-Mart Stores, Inc., Senior Notes,
                6.875% due 08/10/09..........    1,033,144
    205,000   Washington Mutual, Inc.,
                8.250% due 04/01/10..........      216,205
    345,000   Washington Mutual, Inc.,
                Company Guarantee,
                8.375% due 06/01/27..........      318,100
    885,000   World Financial Properties, Inc.,
                Pass Through Certificates,
                6.950% due 09/01/13++........      894,800
    655,000   WorldCom, Inc., Senior Notes,
                6.950% due 08/15/28..........      556,045
                                               -----------
              Total Corporate Fixed
                Income Securities
                (Cost $33,233,326)...........   32,280,508
                                               -----------
ASSET BACKED SECURITIES -- 3.9%
    113,629   Arcadia Auto Recreation Trust,
                5.900% due 11/15/02..........      113,595
    372,733   Arcadia Automobile Receivables Trust,
                6.375% due 01/15/03..........      373,020
     42,669   BankBoston Home Equity Trust,
                6.280% due 11/25/10..........       42,480
    825,000   BMW Credit Corporation Trust,
                6.650% due 02/27/03..........      828,705
    135,503   BMW Vehicle Owner Trust,
                6.160% due 12/25/01..........      135,498
              Centex Home Equity:
     21,045     6.070% due 03/25/18..........       20,951
    159,121     5.910% due 04/25/19..........      158,275
              Citibank Credit Card Issuance Trust:
    770,000     6.875% due 11/15/09..........      795,564
    320,000     7.450% due 09/15/05..........      334,611


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                       ENDEAVOR ASSET ALLOCATION PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
ASSET BACKED SECURITIES -- (CONTINUED)
$    43,834   ContiMortgage Home
                Equity Loan Trust,
                6.010% due 12/25/13..........  $    43,634
    550,000   Daimler Chrysler Auto Trust,
                6.210% due 12/08/03..........      550,851
    129,099   Daimler-Benz Auto Grantor Trust,
                6.050% due 03/31/05..........      129,089
    830,000   Daimlerchrysler Auto Trust,
                6.820% due 09/06/04..........      845,452
    360,139   EQCC Home Equity Loan Trust,
                6.548% due 04/25/10..........      356,422
              First Security Auto Grantor Trust:
     93,716     6.100% due 04/15/03..........       93,701
    119,096     5.970% due 04/15/04..........      119,036
    525,000   First USA Credit Card Master Trust,
                6.789% due 09/17/03#.........      525,000
              Ford Credit Auto Owner Trust:
      7,197     5.470% due 09/15/01..........        7,194
    182,949     5.770% due 11/15/01..........      182,834
    414,344     6.200% due 04/15/02..........      414,360
    365,000   Ford Credit Grantor Trust,
                6.740% due 06/15/04..........      370,806
    188,462   Green Point Manufactured Housing,
                5.780% due 12/15/09..........      187,562
              Green Tree Financial Corporation:
     81,649     5.990% due 07/15/30..........       81,598
    262,704     5.510% due 02/01/31..........      262,440
              Green Tree Home Equity Loan Trust:
     20,437     6.040% due 06/15/29..........       20,434
    252,827     5.600% due 12/01/30..........      251,879
    222,539   HFC Home Equity Loan,
                6.830% due 12/20/16..........      222,136
    540,000   Honda Auto Lease Trust,
                6.620% due 07/15/04..........      547,573
              MBNA Master Credit Card Trust:
    270,000     6.900% due 01/15/08..........      280,144
    285,000     5.900% due 08/15/11..........      280,600
    540,000   MBNA Master Credit Card Trust,
                Class A,
                7.350% due 07/16/07..........      566,784
              MMCA Automobile Trust:
    236,446     6.300% due 06/15/02..........      236,491
    695,000     7.000% due 06/15/04..........      706,460
     64,722   Navistar Financial Corporation,
                Owner Trust,
                5.550% due 02/15/02..........       64,696
    219,919   New Holland Equipment,
                Receivables Trust,
                6.390% due 10/15/02..........      219,983
    281,937   Nissan Auto Receivables
                Grantor Trust,
                5.450% due 04/15/04..........      280,936
              Nissan Auto Recreation Owners Trust:
    550,000     6.710% due 03/17/03..........      552,574
    600,000     6.720% due 08/16/04..........      605,808
    600,000   Peco Energy Trust,
                7.625% due 03/01/10..........      630,353

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
$   194,051   Premier Auto Trust,
                5.820% due 02/08/02..........  $   193,929
    550,000   Residential Asset Securities
                Corporation,
                7.205% due 09/25/16..........      552,365
    400,000   Rental Car Finance Corporation,
                6.450% due 08/25/05..........      398,819
    128,363   Toyota Auto Receivables
                Owner Trust,
                5.800% due 12/17/01..........      128,320
                                               -----------
              Total Asset Backed Securities
                (Cost $13,576,369)...........   13,712,962
                                               -----------
U.S. TREASURY NOTES -- 0.0%**
      6,258     3.375% due 01/15/07#.........        6,139
                                               -----------
              Total U.S. Treasury Notes
                (Cost $ 6,258)...............        6,139
                                               -----------
REPURCHASE AGREEMENT -- 7.7%
 27,053,000   Agreement with J.P. Morgan
                Securities, Inc., 5.900% to be
                repurchased at $27,070,735 on
                01/02/01, collateralized by
                $26,437,000 U.S. Treasury Bonds
                5.625% due 02/15/06, market
                value $27,593,995............    27,053,000
                                               ------------
              Total Repurchase Agreement
                (Cost $ 27,053,000)..........    27,053,000
                                               ------------
TOTAL INVESTMENTS
   (COST $357,137,412*)..............   110.8%  390,315,450
OTHER ASSETS AND LIABILITIES
   (NET).............................   (10.8)% (37,982,444)
                                        ------ ------------
NET ASSETS...........................   100.0% $352,333,006
                                        ====== ============

-------------------------
      *  Aggregate cost for federal tax purposes was $358,165,521.
      ** Amount represents less than 0.1%.
      +  Non-income producing security.
      ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      #  Rate represents annualized yield at date of purchase.
      ## Security pledged as collateral for open futures contracts.

Abbreviations:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        ENDEAVOR ENHANCED INDEX PORTFOLIO

                                DECEMBER 31, 2000

                                                  VALUE
   SHARES                                       (NOTE 1)
  --------                                     ----------
COMMON STOCK -- 99.0%
   AEROSPACE AND DEFENSE -- 0.3%
      6,400   Boeing Company.................  $   422,400
                                               -----------
   BASIC INDUSTRY -- 2.5%
     12,900   Air Products and Chemicals, Inc.     528,900
     28,700   Alcoa, Inc.....................      961,450
     19,600   Dow Chemical Company...........      717,850
      3,800   Georgia-Pacific Group..........      118,275
      2,800   Illinois Tool Works, Inc.......      166,775
        600   Phelps Dodge Corporation.......       33,487
      3,200   Pitney Bowes, Inc..............      106,000
      7,200   PPG Industries, Inc............      333,450
      9,300   Praxair, Inc...................      412,687
     11,600   Rohm and Haas Company..........      421,225
      8,000   Smurfit-Stone Container
                Corporation+.................      119,500
        800   Temple-Inland, Inc.............       42,900
                                               -----------
                                                 3,962,499
                                               -----------
   BIOTECHNOLOGY -- 0.0%**
        800   Incyte Genomics, Inc.+.........       19,900
                                               -----------
   CAPITAL GOODS -- 0.9%
      8,100   Caterpillar, Inc...............      383,231
      4,100   Cooper Industries, Inc.........      188,344
      4,200   Deere & Company................      192,412
      5,400   Eaton Corporation..............      406,012
        900   Emerson Electric Company.......       70,931
      5,300   Grainger (W.W.), Inc...........      193,450
                                               -----------
                                                 1,434,380
                                              -----------
   CONSUMER STAPLES -- 6.3%
      6,000   Clorox Company.................      213,000
     15,600   Coca-Cola Company..............      950,625
      1,200   General Mills, Inc.............       53,475
     35,400   Gillette Company...............    1,278,825
     10,200   Heinz  (H.J.) Company..........      483,862
      9,700   Kellogg Company................      254,625
     10,200   PepsiCo, Inc...................      505,538
     67,300   Philip Morris Companies, Inc...    2,961,200
     24,700   Procter & Gamble Company.......    1,937,406
      4,500   Quaker Oats Company............      438,187
     12,200   Unilever NV, NY Shares.........      767,837
                                               -----------
                                                 9,844,580
                                               -----------
   CYCLICAL -- 1.5%
     41,000   Cendant Corporation+...........      394,625
      7,600   Dana Corporation...............      116,375
     22,700   Delphi Automotive Systems
                Corporation..................      255,375
     30,600   Ford Motor Company.............      717,187
      4,500   Goodrich (B.F.) Company........      163,687
      1,900   Harley-Davidson, Inc...........       75,525
      8,800   Hasbro, Inc....................       93,500
      2,100   International Game Technology+.      100,800
      4,100   Johnson Controls, Inc..........      213,200
      4,900   Jones Apparel Group, Inc.+.....      157,719
      4,500   Mattel, Inc....................       64,980
                                               -----------
                                                 2,352,973
                                               -----------



                                                   VALUE
  SHAREES                                        (NOTE 1)
  -------                                       ----------
   DIVERSIFIED -- 2.1%
      7,600   Eastman Kodak Company..........  $   299,250
      9,600   Ingersoll-Rand Company.........      402,000
      4,500   Parker Hannifin Corporation....      198,562
     38,300   Tyco International, Ltd........    2,125,650
      2,300   United Technologies Corporation      180,837
                                               -----------
                                                 3,206,299
                                               -----------
   DRUGS AND MEDICAL PRODUCTS -- 11.2%
     13,000   Abbott Laboratories............      629,687
     11,100   ALZA Corporation+..............      471,750
     16,700   American Home Products
                Corporation..................    1,061,285
     22,300   Bristol-Myers Squibb Company...    1,648,806
      1,800   Forest Laboratories, Inc.+.....      239,175
     16,900   Johnson & Johnson..............    1,775,556
     16,500   Lilly (Eli) and Company........    1,535,531
     37,400   Merck & Company, Inc...........    3,501,575
     83,400   Pfizer, Inc....................    3,836,400
     19,700   Pharmacia Corporation..........    1,201,700
     28,400   Schering-Plough Corporation....    1,611,700
                                               -----------
                                                17,513,165
                                               -----------
   ENERGY -- 7.7%
      3,100   Anadarko Petroleum Corporation.      220,348
     10,300   Baker Hughes, Inc..............      428,094
     23,200   Chevron Corporation............    1,958,950
      1,400   Conoco, Inc., Class B..........       40,512
      5,300   Cooper Cameron Corporation+....      350,131
      1,100   Devon Energy Corporation.......       67,067
      2,800   Dynegy Inc., Class A...........      156,975
     51,400   Exxon Mobil Corporation........    4,468,587
     16,800   Global Marine, Inc.+...........      476,700
        700   Halliburton Company............       25,375
     44,100   Royal Dutch Petroleum
                Company, NY Shares...........    2,670,806
     14,100   Texaco, Inc....................      875,962
      8,700   TXU Corporation................      385,519
                                               -----------
                                                12,125,026
                                               -----------
   FINANCIAL SERVICES -- 13.8%
      4,300   A. G. Edwards, Inc.............      203,981
      4,600   American Express Company.......      252,712
     12,100   AmSouth Bancorporation.........      184,525
     19,000   Bank of America Corporation....      871,625
     32,800   Bank One Corporation...........    1,201,300
      3,500   Banknorth Group, Inc...........       69,781
     11,400   Capital One Financial Corporation    750,262
     10,400   CIT Group, Inc., Class A.......      209,300
     97,200   Citigroup, Inc.................    4,963,275
      7,700   Countrywide Credit Industries, Inc.  386,925
      4,200   Dime Bancorp, Inc..............      124,162
     14,100   E*TRADE Group, Inc.+...........      103,987
     10,300   Fannie Mae.....................      893,525
     37,300   First Union Corporation........    1,037,406
      8,100   Freddie Mac....................      557,887
     14,200   Goldman Sachs Group, Inc.......    1,518,512
      3,500   GreenPoint Financial Corporation     143,281
      3,700   Hibernia Corporation, Class A..       47,175
      2,300   Household International, Inc...      126,500


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        ENDEAVOR ENHANCED INDEX PORTFOLIO

                                DECEMBER 31, 2000

                                                  VALUE
   SHARES                                       (NOTE 1)
  --------                                      --------
COMMON STOCK -- (CONTINUED)
   FINANCIAL SERVICES -- (CONTINUED)
      3,600   John Hancock Financial
                Services, Inc................  $   135,450
     13,600   KeyCorp........................      380,800
      5,100   Lehman Brothers Holdings, Inc..      344,887
      6,800   Lincoln National Corporation...      321,725
      1,500   MBNA Corporation...............       55,406
     17,700   Merrill Lynch & Company, Inc...    1,206,919
      5,200   National Commerce Bancorporation     128,700
     12,500   PNC Financial Services Group...      913,281
     17,000   Providian Financial Corporation      977,500
      3,800   Sovereign Bancorp, Inc.........       30,875
      2,300   Stilwell Financial, Inc........       90,706
      5,000   Summit Bancorp.................      190,937
        700   SunTrust Banks, Inc............       44,100
     10,800   TD Waterhouse Group, Inc.+.....      143,100
      6,200   Torchmark Corporation..........      238,312
     54,100   U.S. Bancorp...................    1,579,044
     21,900   Washington Mutual, Inc.........    1,162,069
                                               -----------
                                                21,589,932
                                               -----------
   HEALTH SERVICES -- 3.0%
      1,900   Aetna, Inc.+...................       78,019
      5,800   Amgen, Inc.+...................      370,837
     12,600   Becton, Dickinson & Company....      436,275
     16,900   Boston Scientific Corporation+.      231,319
      4,800   C.R. Bard, Inc.................      223,500
      5,000   CIGNA Corporation..............      661,500
      4,600   Guidant Corporation+...........      248,113
     21,700   HCA-Healthcare Company.........      955,017
      1,600   Human Genome Sciences, Inc.+...      110,900
      2,100   Medtronic, Inc.................      126,788
      5,800   St. Jude Medical, Inc.+........      356,338
     19,300   Tenet Healthcare Corporation+..      857,644
                                               -----------
                                                 4,656,250
                                               -----------
   INSURANCE -- 3.6%
      7,000   AFLAC, Inc.....................      505,313
     17,400   Allstate Corporation...........      757,988
      6,100   Ambac Financial Group, Inc.....      355,706
      9,800   American General Corporation...      798,700
     19,200   American International Group, Inc. 1,892,400
      4,400   Aon Corporation................      150,700
     10,000   Hartford Financial Services
                Group, Inc...................      706,250
      4,800   MBIA, Inc......................      355,800
      4,500   MetLife, Inc...................      157,500
                                               -----------
                                                 5,680,357
                                               -----------
   MEDIA AND COMMUNICATIONS -- 1.4%
     16,500   AT&T Corporation - Liberty
                Media Corporation, Class A+..      223,781
     13,300   Gemstar-TV Guide
                International, Inc.+.........      613,463
     27,400   Viacom, Inc., Class B+.........    1,280,950
                                               -----------
                                                 2,118,194
                                               -----------

                                                  VALUE
   SHARES                                       (NOTE 1)
  --------                                      ----------
   PAPER AND ALLIED PRODUCTS -- 0.2%
      4,400   Kimberly-Clark Corporation.....  $   311,036
                                               -----------
   RETAIL -- 6.8%
      6,800   Abercrombie & Fitch
                Company, Class A+............      136,000
      1,400   Best Buy Co., Inc.+............       41,388
      1,700   eBay, Inc.+....................       56,100
      5,700   Estee Lauder Companies,
                Inc., Class A................      249,731
     15,600   Federated Department
                Stores, Inc.+................      546,000
     12,500   Gap, Inc.......................      318,750
     19,600   General Motors Corporation.....      998,375
     35,400   Home Depot, Inc................    1,617,338
     23,300   Kroger Company+................      630,556
     13,500   Limited (The), Inc.............      230,344
     11,600   Lowe's Companies, Inc..........      516,200
     10,500   May Department Stores
                 Company.....................      343,875
      4,300   NIKE, Inc., Class B............      239,994
     11,900   Safeway, Inc.+.................      743,750
     29,000   Target Corporation.............      935,250
     10,100   TJX Companies, Inc.............      280,275
     51,300   Wal-Mart Stores, Inc...........    2,725,313
      2,600   Walgreen Company...............      108,713
                                               -----------
                                                10,717,952
                                               -----------
   SERVICES -- 3.2%
     24,000   America Online, Inc.+..........      835,200
     30,200   Comcast Corporation, Class A+..    1,260,850
      1,100   Fox Entertainment
                Group, Inc., Class A+........       19,663
      3,200   Gannett Company, Inc...........      201,800
     18,600   Hilton Hotels Corporation......      195,300
        700   Knight-Ridder, Inc.............       39,813
      7,600   Marriott International,
                Inc., Class A................      321,100
     12,600   McDonald's Corporation.........      428,400
      1,800   New York Times Company, Class A       72,113
      8,400   Starwood Hotels and Resorts
                Worldwide, Inc...............      296,100
     27,100   Time Warner, Inc...............    1,415,704
                                               -----------
                                                 5,086,043
                                               -----------
   TECHNOLOGY -- 21.6%
      3,000   Adobe Systems, Inc.............      174,563
      7,200   Agilent Technologies, Inc.+....      394,200
      6,200   Akamai Technologies, Inc. +....      130,588
     16,500   Altera Corporation+............      434,156
      5,300   Ameren Corporation.............      245,456
      6,000   Analog Devices, Inc.+..........      307,125
     13,500   Applied Materials, Inc.+.......      515,531
      8,600   Automatic Data Processing, Inc.      544,488
      9,600   BEA Systems, Inc.+.............      646,200
      2,300   Citrix Systems, Inc.+..........       51,750
     48,500   Compaq Computer Corporation....      729,925
     21,600   Corning, Inc...................    1,140,750


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        ENDEAVOR ENHANCED INDEX PORTFOLIO

                                DECEMBER 31, 2000

                                                  VALUE
   SHARES                                       (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   TECHNOLOGY -- (CONTINUED)
      2,100   Cypress Semiconductor
                Corporation+.................  $    41,344
     42,300   Dell Computer Corporation+.....      737,606
      3,300   Dover Corporation..............      133,856
     28,400   EMC Corporation+...............    1,888,600
    130,200   General Electric Company.......    6,241,463
     10,000   Hewlett-Packard Company........      315,625
     27,000   Honeywell International, Inc...    1,277,438
     84,500   Intel Corporation..............    2,540,281
     20,300   International Business
                Machines Corporation.........    1,725,500
      3,800   ITT Industries, Inc............      147,250
     25,200   JDS Uniphase Corporation+......    1,050,525
      4,500   Lattice Semiconductor Corporation+    82,688
      9,500   Linear Technology Corporation..      439,375
      4,300   Maxim Integrated Products, Inc.+     205,594
      5,000   Micron Technology, Inc.+.......      177,500
     59,000   Microsoft Corporation+.........    2,559,125
      5,200   NCR Corporation+...............      255,450
      4,100   Network Appliance, Inc.+.......      263,169
     96,100   Oracle Corporation+............    2,792,906
      8,700   Parametric Technology Corporation+   116,906
        900   PMC-Sierra, Inc.+..............       70,763
      7,800   QUALCOMM, Inc.+................      641,063
      5,500   Quantum Corporation-DLT
                & Storage Systems+...........       73,219
        900   Redback Networks, Inc.+........       36,900
      1,500   Siebel Systems, Inc.+..........      101,438
     71,100   Sun Microsystems, Inc.+........    1,981,913
     19,300   Texas Instruments, Inc.........      914,338
      1,200   TIBCO Software, Inc.+..........       57,525
     12,400   VERITAS Software Corporation+..    1,085,000
     10,700   Xilinx, Inc.+..................      493,538
                                               -----------
                                                33,762,630
                                               -----------
   TELECOMMUNICATIONS -- 9.5%
     28,500   AT&T Corporation...............      493,406
      3,616   Avaya, Inc.+...................       37,290
     14,400   BellSouth Corporation..........      589,500
      2,200   Broadcom Corporation, Class A+.      184,800
      1,900   CIENA Corporation+.............      154,256
    115,200   Cisco Systems, Inc.+...........    4,406,400
     19,100   Global Crossing, Ltd.+.........      273,369
      8,600   Level 3 Communications, Inc.+..      282,188
     26,100   Nextel Communications, Inc.,
                Class A+.....................      645,975
     39,100   Nortel Networks Corporation....    1,253,644
     39,300   Qwest Communications
                International, Inc.+.........    1,611,300
     49,500   SBC Communications, Inc........    2,363,625
     23,900   Sprint Corporation (PCS Group)+      488,456
      1,500   Tellabs, Inc. +................       84,750
     34,500   Verizon Communications.........    1,729,313
     19,300   WorldCom, Inc.+................      271,406
                                               -----------
                                                14,869,678
                                               -----------

                                                  VALUE
   SHARES                                       (NOTE 1)
  --------                                      ----------
   TRANSPORTATION -- 1.1%
      9,500   AMR Corporation+...............  $   372,281
     12,700   Burlington Northern
                Santa Fe Corporation.........      359,569
      2,600   C.H. Robinson Worldwide, Inc...       81,738
      3,800   FedEx Corporation+.............      151,848
      7,500   Southwest Airlines Company.....      251,475
      9,500   Union Pacific Corporation......      482,125
      2,000   Williams Communications
                Group, Inc.+.................       23,500
                                               -----------
                                                 1,722,536
                                               -----------
   UTILITIES -- 2.3%
      6,000   Cinergy Corporation............      210,750
      5,800   CMS Energy Corporation.........      183,788
      6,100   Consolidated Edison, Inc.......      234,850
      6,100   DTE Energy Company.............      237,519
     18,700   Entergy Corporation............      791,244
      5,500   FPL Group, Inc.................      394,625
      3,900   GPU, Inc.......................      143,569
      7,100   NiSource, Inc..................      218,325
     11,800   PG&E Corporation...............      236,000
      4,000   Pinnacle West Capital Corporation    190,500
      9,200   Progress Energy, Inc...........      452,525
      3,400   Wisconsin Energy Corporation...       76,713
      6,300   Xcel Energy, Inc...............      183,094
                                               -----------
                                                 3,553,502
                                               -----------
              Total Common Stock
                (Cost $155,803,270)..........  154,949,332
                                               -----------

    PRINCIPAL
     AMOUNT
   ----------
U.S. TREASURY OBLIGATIONS -- 1.1%
   U.S. TREASURY BILLS -- 1.0%
$   407,000   5.56% due 02/01/01#............       405,090
  1,189,000   5.47% due 03/01/01#............     1,178,061
                                               ------------
                                                  1,583,151
                                               ------------
   U.S. TREASURY NOTES -- 0.1%
     80,000   5.625% due 02/28/01##..........        79,962
                                               ------------
              Total U.S. Treasury Obligations
                (Cost $1,663,050)............     1,663,113
                                               ------------
TOTAL INVESTMENTS
   (COST $157,466,320*)..............   100.1%  156,612,445
OTHER ASSETS AND LIABILITIES
   (NET).............................    (0.1)%     (95,027)
                                        ------ ------------
NET ASSETS...........................   100.0% $156,517,418
                                        ====== ============

--------------------------------------
      * Aggregate cost for federal tax purposes was $158,117,439. ** Amount represents less than 0.1%.
      +  Non-income producing security.
      #  Rate represents annualized yield at date of purchase.
     ##  Security pledged as collateral for open futures contracts.

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                          ENDEAVOR HIGH YIELD PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CORPORATE FIXED INCOME SECURITIES -- 84.8%
   AEROSPACE AND DEFENSE -- 0.6%
              BE Aerospace, Inc.,
                Senior Subordinate Notes:
$    25,000     9.500% due 11/01/08..........  $    24,687
    125,000     8.000% due 03/01/08..........      115,937
                                               -----------
                                                   140,624
                                               -----------
   AUTOMOTIVES -- 0.9%
              Hayes Lemmerz International,
                Inc., Company Guarantee:
     45,000     11.000% due 07/15/06.........       33,750
     80,000     9.125% due 07/15/07..........       52,800
     55,000   Lear Corporation,
                9.500% due 07/15/06..........       50,714
     40,000   Lear Seating,
                8.250% due 02/01/02..........       39,855
     25,000   Oxford Automotive, Inc.,
                Company Guarantee,
                10.125% due 06/15/07.........       17,000
                                               -----------
                                                   194,119
                                               -----------
   BROADCASTING AND MEDIA -- 13.8%
     55,000   Acme Television, Company
                Guarantee,
                10.875% due 09/30/04^........       47,575
              Adelphia Communications,
                Senior Notes:
    150,000     8.375% due 02/01/08..........      130,500
     30,000     9.375% due 11/15/09..........       26,400
    100,000   Albritton Communication, Inc.,
                Senior Subordinate Notes,
                8.875% due 02/01/08..........       93,000
     50,000   Avalon Cable Holdings, LLP,
                Senior Discount Notes,
                11.875% due 12/01/08^........       33,625
    150,000   Benedek Communications
                Corporation, Senior Discount Notes,
                13.250% due 05/15/06^........      108,000
              Chancellor Media Corporation,
                Company Guarantee:
    100,000     8.750% due 06/15/07..........      102,500
    325,000     8.000% due 11/01/08..........      325,000
              Charter Communications Holdings
                LLC, Senior Discount Notes:
    270,000     8.250% due 04/01/07..........      244,350
    110,000     9.920% due 04/01/11^.........       63,800
    125,000   Citadel Broadcasting Company,
                Company Guarantee,
                9.250% due 11/15/08^.........      120,625
     50,000   CSC Holdings, Inc., Senior
                Subordinate Notes,
                9.250% due 11/01/05..........       51,250
     50,000   Cumulus Media, Inc.,
                Company Guarantee,
                10.375% due 07/01/08.........       40,125
    200,000   Echostar DBS Corporation,
                Senior Notes,
                9.375% due 02/01/09..........      194,000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
   BROADCASTING AND MEDIA -- (CONTINUED)
$    90,000   Fox/Liberty Networks LLC,
                Senior Notes,
                8.875% due 08/15/07..........   $   91,575
    175,000   Frontiervision LP, Senior
                Subordinate Notes,
                11.000% due 10/15/06.........      160,125
              Granite Broadcasting Corporation,
                Senior Subordinate Notes:
      9,000     10.375% due 05/15/05.........        5,715
     50,000     8.875% due 05/15/08..........       28,000
     90,000   Hollinger International Publishing,
                Company Guarantee,
                9.250% due 03/15/07..........       89,550
              Lenfest Communications, Senior
                Subordinate Notes:
     75,000     10.500% due 06/15/06.........       84,000
     50,000     8.250% due 02/15/08..........       51,817
    315,000   Lin Holdings Corporation,
                Senior Discount Notes,
                10.000% due 03/01/08^........      230,737
    190,000   Paxson Communications Corporation,
                Senior Subordinate Notes,
                11.625% due 10/01/02.........      191,900
     45,000   Satelites Mexicanos S.A., Senior Notes,
                10.125% due 11/01/04.........       29,306
    125,000   Telemundo Holdings, Inc.,
                Senior Discount Notes,
                11.500% due 08/15/08^........       84,375
     75,000   Telewest Communication,
                11.375% due 02/01/10^........       33,750
     20,000   Telewest PLC Yankee Note,
                9.875% due 02/01/10..........       16,400
    125,000   Time Warner Telecom LLC,
                Senior Notes,
                9.750% due 07/15/08..........      115,000
    230,000   UnitedGlobalCom, Inc., Senior
                Discount Notes,
                10.750% due 02/15/08^........       89,700
     65,000   XM Satellite Radio, Inc.-Secured,
                14.000% due 03/15/10.........       34,450
    100,000   Young Broadcasting, Inc.,
                Company Guarantee,
                8.750% due 06/15/07..........       92,500
                                               -----------
                                                 3,009,650
                                               -----------
   BUILDING AND CONSTRUCTION -- 2.0%
    110,000   Atrium Companies, Inc.,
                10.500% due 05/01/09.........       88,000
    150,000   Formica Corporation, Senior
                Subordinate Notes,
                10.875% due 03/01/09.........       56,250
    125,000   MMI Products, Inc., Senior
                Subordinate Notes,
                11.250% due 04/15/07.........      121,875
              Nortek, Inc., Senior Notes:
    140,000    9.250% due 03/15/07...........      127,750
     35,000    8.875% due 08/01/08...........       30,975
                                               -----------
                                                   424,850
                                               -----------



                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                          ENDEAVOR HIGH YIELD PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
   CHEMICALS -- 1.9%
$   190,000   Huntsman ICI Chemicals, Ltd.
                Liability Corporation,
                10.125% due 07/01/09.........   $  181,687
              Lyondell Chemical Company:
     55,000     9.625% due 05/01/07..........       53,350
     40,000     9.875% due 05/01/07..........       38,800
     40,000   NL Industries, Senior Notes,
                11.750% due 10/15/03.........       40,600
     45,000   PCI Chemicals Canada, Inc.,
                Company Guarantee,
                9.250% due 10/15/07..........       14,400
     35,000   Sterling Chemicals, Inc.,
                Company Guarantee,
                12.375% due 07/15/06.........       32,200
              Sterling Chemicals, Inc.,
                Senior Subordinate Notes:
     40,000     11.750% due 08/15/06.........       19,000
     50,000     11.250% due 04/01/07.........       23,500
                                               -----------
                                                   403,537
                                               -----------
   COMMERCIAL SERVICES -- 2.3%
     75,000   Allied Waste North America, Inc.,
                7.625% due 01/01/06..........       71,625
     60,000   Allied Waste North America, Inc.,
                Company Guarantee,
                10.000% due 08/01/09.........       56,100
     30,000   Continental Resources,
                Company Guarantee,
                10.250% due 08/01/08.........       26,100
     80,000   Iron Mountain, Inc.,
                Company Guarantee,
                8.750% due 09/30/09..........       79,200
    100,000   Pierce Leahy Corporation,
                Senior Subordinate Notes,
                9.125% due 07/15/07..........       99,500
     80,000   Sovereign Specialty Chemicals,
                11.875% due 03/15/10.........       77,400
              World Color Press, Inc.,
                Senior Subordinate Notes:
     75,000     8.375% due 11/15/08..........       76,013
      5,000     7.750% due 02/15/09..........        4,922
                                               -----------
                                                   490,860
                                               -----------
   COMPUTER SERVICES AND SOFTWARE -- 1.4%
     75,000   Anacomp, Inc., Senior
                Subordinate Notes,
                10.875% due 04/01/04.........        9,000
    140,000   Exodus Communications Inc.,
                Senior Notes,
                11.250% due 07/01/08.........      124,600
     70,000   Globix Corporation, Senior Notes,
                12.500% due 02/01/10.........       26,600
              PSI Net, Inc., Senior Notes:
     25,000     10.500% due 12/01/06.........        7,062
     40,000     11.500% due 11/01/08.........       10,800
    200,000     11.000% due 08/01/09.........       52,000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
   COMPUTER SERVICES AND SOFTWARE -- (CONTINUED)
              Unisys Corporation, Senior Notes:
$    25,000     11.750% due 10/15/04.........  $    26,312
     60,000     7.875% due 04/01/08..........       55,500
                                               -----------
                                                   311,874
                                               -----------
   CONSUMER GOODS -- 0.4%
     40,000   Fage Dairy Industries S.A.,
                Senior Notes,
                9.000% due 02/01/07..........       30,200
     75,000   Remington Products Company,
                LLC, Senior Subordinate Notes,
                11.000% due 05/15/06.........       58,875
                                               -----------
                                                    89,075
                                               -----------
   CONTAINERS -- 3.2%
    110,000   Ball Corporation,
                Company Guarantee,
                8.250% due 08/01/08..........      105,875
              Gaylord Container Corporation,
                Senior Notes:
     60,000     9.375% due 06/15/07..........       37,800
    115,000     9.750% due 06/15/07..........       73,600
     85,000   Gaylord Container Corporation,
                Senior Subordinate Notes,
                9.875% due 02/15/08..........       34,000
     40,000   Huntsman Packaging Corporation,
                13.000% due 06/01/10.........       22,600
    220,000   Riverwood International,
                Company Guarantee,
                10.250% due 04/01/06.........      217,800
    165,000   Silgan Holdings, Inc.,
                Senior Subordinate Debentures,
                9.000% due 06/01/09..........      141,075
     70,000   US Can Corporation, Senior
                Subordinate Notes,
                12.375% due 10/01/10++.......       68,862
                                               -----------
                                                   701,612
                                               -----------
   DIVERSIFIED MANUFACTURING -- 0.2%
     40,000   Actuant Corporation
                13.000% due 05/01/09.........       36,400
                                               -----------
   EDUCATIONAL -- 0.6%
    150,000   Kindercare Learning Centers,
                Inc., Senior Subordinate Notes,
                9.500% due 02/15/09..........      133,500
                                               -----------
   ELECTRONICS -- 0.7%
    155,000   Flextronics International, Ltd,
                Senior Subordinate Notes,
                9.875% due 07/01/10++........      151,125
                                               -----------
   ENERGY -- 0.5%
     97,750   NRG South Central, LLC,
                Senior Notes,
                8.962% due 03/15/16++........      103,776
                                               -----------



                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                             ENDEAVOR SERIES TRUST

                          ENDEAVOR HIGH YIELD PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
   ENGINEERING AND TECHNOLOGY -- 1.9%
$   135,000   Applied Extrusion Technology,
                Senior Notes,
                11.500% due 04/01/02.........   $   78,975
    160,000   Argo-Tech Corporation,
                Company Guarantee,
                8.625% due 10/01/07..........      126,400
    215,000   Building Materials Corporation,
                Senior Notes,
                8.625% due 12/15/06..........       53,750
     80,000   General Binding Corporation,
                Company Guarantee,
                9.375% due 06/01/08..........       58,400
    100,000   Moog, Inc., Senior
                Subordinate Notes,
                10.000% due 05/01/06.........       98,375
                                               -----------
                                                   415,900
                                               -----------
   FINANCIAL -- 2.2%
     40,000   Madison River Cap, Senior Notes,
                13.250% due 03/01/10.........       26,000
    195,000   Ono Finance Plc, Company Guarantee,
                13.000% due 05/01/09.........      144,300
    230,000   Williams Scotsman, Inc.,
                Company Guarantee,
                9.875% due 06/01/07..........      188,600
    125,000   Willis Corroon Corporation,
                Company Guarantee,
                9.000% due 02/01/09..........      111,250
                                               -----------
                                                   470,150
                                               -----------
   HOTEL AND GAMING -- 9.7%
    175,000   Aztar Corporation, Senior
                Subordinate Notes,
                8.875% due 05/15/07..........      168,000
    160,000   Argosy Gaming Company Guarantee,
                10.750% due 06/01/09.........      168,000
     65,000   Autotote Corporation,
                12.500% due 08/15/10++.......       61,100
    150,000   Boyd Gaming Corporation,
                Senior Subordinate Notes,
                9.500% due 07/15/07..........      136,500
    180,000   Coast Hotels & Casino,
                Company Guarantee,
                9.500% due 04/01/09++........      172,800
     15,000   Eldorado Resorts LLC,
                Senior Subordinate Notes,
                10.500% due 08/15/06.........       14,850
    185,000   HMH Properties, Inc., Senior Notes,
                8.450% due 12/01/08..........      178,525
     90,000   Hollywood Park, Inc.,
                Company Guarantee,
                9.250% due 02/15/07..........       90,900
    110,000   Horseshoe Gaming Holdings,
                Company Guarantee,
                8.625% due 05/15/09..........      106,150

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
   HOTEL AND GAMING -- (CONTINUED)
$    45,000   Isle of Capri Casinos,
                Company Guarantee,
                8.750% due 04/15/09..........  $    40,050
     80,000   Mandalay Resort Group, Senior Notes,
                9.500% due 08/01/08..........       80,000
     80,000   Mandalay Resort Group Series B,
                Senior Subordinate Notes,
                10.250% due 08/01/07.........       79,000
    180,000   MGM Grand, Inc.,
                9.750% due 06/01/07..........      189,000
     25,000   MGM Mirage, Inc.,
                8.500% due 09/15/10..........       25,671
    200,000   Park Place Entertainment,
                Senior Subordinate Notes,
                8.875% due 09/15/08..........      202,000
    130,000   Prime Hospitality Corporation,
                Senior Subordinate Notes,
                9.750% due 04/01/07..........      128,700
              Station Casinos, Inc.,
                Senior Subordinate Notes:
    105,000     8.875% due 12/01/08..........      102,900
    165,000     9.875% due 07/01/10..........      169,125
                                               -----------
                                                 2,113,271
                                               -----------
   INDUSTRIAL -- 6.1%
    140,000   American Standard Companies,
                Inc., Company Guarantee,
                7.375% due 02/01/08..........      130,200
     45,000   American Standard, Inc.,
                7.625% due 02/15/10..........       42,300
    125,000   Blount, Inc.,
                13.000% due 08/01/09.........       96,250
     75,000   Completel Europe NV,
                Company Guarantee,
                14.000% due 02/15/09.........       33,000
    110,000   D R Horton, Inc, Senior
                Subordinate Notes,
                9.750% due 09/15/10..........      103,400
     75,000   International Knife & Saw, Inc.,
                Senior Subordinate Notes,
                11.375% due 11/15/06.........       36,937
    100,000   Jorgensen (Earle M.) Company,
                Senior Notes,
                9.500% due 04/01/05..........       84,500
    215,000   K & F Industries, Senior
                Subordinate Notes,
                9.250% due 10/15/07..........      208,012
     60,000   Lennar Corporation,
                9.950% due 05/01/10..........       61,500
     70,000   Metal Management, Inc.,
                Company Guarantee,
                10.000% due 05/15/08+++......          700
     85,000   Numatics, Inc., Company Guarantee,
                9.625% due 04/01/08..........       52,700
     95,000   P&L Coal Holdings Corporation,
                8.875% due 05/15/08..........       95,000
     85,000   Simonds Industries,
                Company Guarantee,
                10.250% due 07/01/08.........       60,031


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                          ENDEAVOR HIGH YIELD PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
   INDUSTRIAL -- (CONTINUED)
              Spectrasite Holdings, Inc.,
                Senior Discount Notes:
$    55,000     12.000% due 07/15/08^........  $    33,825
    225,000     11.250% due 04/15/09^........      123,750
     82,500   Synthetic Industries, Inc.,
                13.000% due 06/14/08.........       81,262
     50,000   Thermadyne Holdings Corporation,
                Company Guarantee,
                9.875% due 06/01/08..........       31,500
     85,000   Thermadyne Holdings Corporation,
                Debentures,
                12.500% due 06/01/08^........          850
     75,000   US Timberlands, Senior Notes,
                9.625% due 11/15/07..........       60,000
                                               -----------
                                                 1,335,717
                                               -----------
   INTERNET SOFTWARE -- 0.6%
    135,000   Kappa Beheer BV,
                10.625% due 07/15/09.........      137,700
                                               -----------
   MACHINERY AND MATERIAL HANDLING -- 1.0%
     25,000   Alaris Medical, Inc., Senior
                Discount Notes,
                11.125% due 08/01/08.........        2,031
              Buckeye Technologies, Inc.,
                Senior Subordinate Notes:
     35,000     8.500% due 12/15/05..........       33,469
    100,000     8.000% due 10/15/10..........       89,000
     85,000   Columbus McKinnon Corporation,
                Company Guarantee,
                8.500% due 04/01/08..........       70,975
     35,000   Motors and Gears, Inc., Senior Notes,
                10.750% due 11/15/06.........       31,150
                                               -----------
                                                   226,625
                                               -----------
   MEDIA - CABLE TELEVISION -- 1.9%
    125,000   Callahan Nordrhein-West,
                Senior Notes,
                14.000% due 07/15/10++.......      113,125
    150,000   Ekabel Hessen, Senior Notes,
                14.500% due 09/01/10++.......      126,000
    200,000   United Pan Europ Comm NV,
                Senior Notes,
                10.875% due 08/01/09.........      126,000
     80,000   United Pan Europ Comm, Series B,
                11.250% due 02/01/10.........       51,600
                                               -----------
                                                   416,725
                                               -----------
   MEDICAL SERVICES AND SUPPLIES -- 2.0%
    100,000   Alaris Medical Systems, Inc.,
                9.750% due 12/01/06..........       37,500
    120,000   Fresenius Med Cap Trust,
                7.875% due 02/01/08..........      110,700
    100,000   Prime Medical Services, Inc.,
                Company Guarantee,
                8.750% due 04/01/08..........       86,000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
   MEDICAL SERVICES AND SUPPLIES -- (CONTINUED)
$   200,000   Tenet Healthcare Corporation,
                Senior Notes,
                8.000% due 01/15/05..........  $   202,500
                                               -----------
                                                   436,700
                                               -----------
   OIL AND GAS -- 4.1%
     70,000   Chesapeake Energy Corporation,
                Company Guarantee,
                9.625% due 05/01/05..........       72,100
     25,000   Clark R&M, Inc., Senior Notes,
                8.625% due 08/15/08..........       18,750
     45,000   Forest Oil Corporation,
                Company Guarantee,
                10.500% due 01/15/06.........       46,463
     65,000   Grant Prideco, Inc.,
                9.625% due 12/01/07++........       67,113
    125,000   Gulfmark Offshore, Inc.,
                8.750% due 06/01/08..........      116,563
     40,000   HS Resources, Inc.,
                Company Guarantee,
                9.250% due 11/15/06..........       40,200
     50,000   HS Resources, Inc., Senior
                Subordinate Notes,
                9.250% due 11/15/06..........       50,250
     50,000   International Utility Structures, Inc.,
                Senior Subordinate Notes,
                10.750% due 02/01/08.........       34,000
     35,000   Ocean Rig Norway AS,
                10.250% due 06/01/08.........       29,750
    200,000   P&L Coal Holdings Corporation,
                Series B, Company Guarantee,
                9.625% due 05/15/08..........      199,250
     55,000   Pioneer Natural Resources,
                9.625% due 04/01/10..........       58,300
    100,000   R&B Falcon Corporation,
                9.500% due 12/15/08..........      109,500
     40,000   Triton Energy Limited
                Corporation,
                8.875% due 10/01/07++........       40,450
                                               -----------
                                                   882,689
                                               -----------
   PAPER PRODUCTS -- 0.2%
     50,000   Buckeye Cellulose,
                9.250% due 09/15/08..........       48,438
                                               -----------
   RETAIL -- 2.0%
     80,000   Duane Reade, Inc.,
                Company Guarantee,
                9.250% due 02/15/08..........       68,000
     75,000   Finlay Enterprises, Inc.,
                Company Guarantee,
                9.000% due 05/01/08..........       66,750
    165,000   J Crew Operating Corporation,
                Senior Subordinate Notes,
                10.375% due 10/15/07.........      143,550


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                          ENDEAVOR HIGH YIELD PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
   RETAIL -- (CONTINUED)
              Jitney-Jungle Stores of America, Inc.,
                Company Guarantee:
$    65,000     12.000% due 03/01/06+++......    $   1,219
     10,000     10.375% due 09/15/07+++......           88
    120,000   Samsonite Corporation,
                Senior Subordinate Notes,
                10.750% due 06/15/08.........       80,400
     75,000   Southland Corporation,
                Senior Subordinate Debentures,
                5.000% due 12/15/03..........       66,249
                                               -----------
                                                   426,256
                                               -----------
   STEEL -- 1.3%
     55,000   AK Steel Corporation, Senior Notes,
                9.125% due 12/15/06..........       51,150
     85,000   Commonwealth Aluminum,
                Senior Subordinate Notes,
                10.750% due 10/01/06.........       77,350
     80,000   Kaiser Aluminum & Chemical
                Corporation, Senior Notes,
                9.875% due 02/15/02..........       70,400
     55,000   Russell Metals, Inc., Units,
                10.000% due 06/01/09.........       48,400
     50,000   WCI Steel, Inc., Senior Notes,
                10.000% due 12/01/04.........       34,500
                                               -----------
                                                   281,800
                                               -----------
   TELEPHONE AND COMMUNICATIONS -- 22.2%
     55,000   Alamosa Pcs Hldgs Step Coupon,
                12.875% due 02/15/10^........       25,575
              Allegiance Telecom, Inc.,
                Senior Discount Notes:
    105,000     12.875% due 05/15/08.........      102,375
    105,000     11.750% due 02/15/08.........       65,625
    115,000   AMSC Acquisition Company, Inc.,
                Company Guarantee,
                12.250% due 04/01/08.........       39,100
    175,000   Centennial Cellular,
                Senior Subordinate Notes,
                10.750% due 12/15/08.........      164,500
     15,000   Classic Cable, Inc.,
                10.500% due 03/01/10.........        6,000
    250,000   Colt Telecom Group Plc,
                Senior Discount Notes,
                12.000% due 12/15/06.........      226,250
    210,000   Crown Castle International
                Corporation, Senior Notes,
                10.750% due 08/01/11.........      215,250
     65,000   Dobson Communications Corporation,
                Senior Discount Notes,
                10.875% due 07/01/10.........       64,025
     10,000   Dolphin Telecom Plc,
                Senior Discount Notes,
                14.000% due 05/15/09^........        1,200
    125,000   Dolphin Telecom Plc,
                Senior Discount Notes,
                11.500% due 06/01/08^........       20,000
    160,000   Echostar Broadband Corporation,
                10.375% due 10/01/07++.......      157,200

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
   TELEPHONE AND COMMUNICATIONS -- (CONTINUED)
$    95,000   Energis Plc,
                9.750% due 06/15/09..........   $   86,925
    125,000   Esat Telecom Group Plc,
                Senior Notes,
                11.875% due 12/01/08.........      146,333
     65,000   Esprit Telecom Group Plc,
                Senior Notes,
                10.875% due 06/15/08+++......        1,950
     50,000   Exodus Communications,
                Senior Notes ,
                11.625% due 07/15/10++.......       44,875
              Focal Communications Corporation
                Series B, Senior Notes:
     55,000     12.125% due 02/15/08^........       23,100
     80,000     11.875% due 01/15/10++.......       54,400
    210,000   Global Crossing Holdings, Ltd.,
                Company Guarantee,
                9.625% due 05/15/08..........      200,025
    200,000   GT Group Telecom Step Coupon,
                13.250% due 02/01/10^........       66,000
     95,000   Hermes Europe Railtel BV,
                Senior Notes,
                10.375% due 01/15/09.........       39,900
    140,000   Hyperion Telecommunications,
                Senior Subordinate Notes,
                12.000% due 11/01/07++.......       60,200
    150,000   ICG Holdings, Inc.,
                Company Guarantee,
                12.500% due 05/01/06^,+++....       16,125
    175,000   Insight Midwest L.P. /
                Insight Capital, Inc.,
                9.750% due 10/01/09..........      173,688
    175,000   Intermedia Communication
                Corporation, Senior Notes,
                8.875% due 11/01/07..........      122,500
              ITC Deltacom, Inc., Senior Notes:
     50,000     11.000% due 06/01/07.........       40,000
     90,000     9.750% due 11/15/08..........       67,500
    125,000   Jazztel Plc, Senior Notes,
                14.000% due 04/01/09.........       81,875
              Level 3 Communications, Inc.,
                Senior Subordinate Notes:
    105,000     10.375% due 05/01/07.........      108,150
     25,000     10.750% due 03/15/08++.......       17,850
    250,000     9.125% due 05/01/08..........      200,000
    170,000   Metromedia Fiber Network,
                Senior Notes,
                10.000% due 11/15/08.........      141,525
     35,000   Metronet Communications, Inc.,
                Senior Discount Note,
                9.950% due 06/15/08^.........       28,359
    155,000   MGC Communications, Inc.,
                13.000% due 04/01/10.........       69,750
    115,000   Millicom International Cellular, Inc.,
                Senior Discount Notes,
                13.500% due 06/01/06^........       90,275


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                          ENDEAVOR HIGH YIELD PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
   TELEPHONE AND COMMUNICATIONS -- (CONTINUED)
$    85,000   MJD Communications, Inc.,
                Senior Subordinate Notes,
                9.500% due 05/01/08..........  $    68,000
    100,000   Nextel Communications, Inc.,
                Senior Discount Notes,
                12.750% due 08/01/10++.......       80,000
    400,000   Nextel International, Inc., Senior Notes,
                9.950% due 02/15/08^.........      292,000
    270,000   Nextlink Communications,
                Senior Notes,
                10.750% due 06/01/09.........      222,075
     10,000   Northeast Optic Network,
                Senior Notes,
                12.750% due 08/15/08.........        4,800
              NTL, Inc., Senior Notes:
    230,000     12.375% due 10/01/08^........      126,500
    200,000     9.750% due 04/01/08^.........      114,000
     45,000   PTC International Finance II SA,
                11.250% due 12/01/09.........       42,750
     80,000   Rural Cellular Corporation,
                Senior Notes,
                9.625% due 05/15/08..........       73,600
     35,000   Spectrasite Holdings, Inc.,
                10.750% due 03/15/10.........       31,500
    190,000   Tele1 Europe B.V., Senior Notes,
                13.000% due 05/15/09.........      169,100
     75,000   Telecorp Pcs, Inc.,
                10.625% due 07/15/10.........       75,750
              Telewest Communication Plc:
     45,000     11.000% due 10/01/07^........       39,825
     40,000     9.625% due 10/01/06..........       35,300
    125,000     9.250% due 04/15/09^.........       59,063
     45,000   Triton PCS, Inc., Company Guarantee,
                11.000% due 05/01/08^........       35,550
    175,000   Versatel Telecom BV, Senior Notes,
                13.250% due 05/15/08+........      108,500
    130,000   Viatel, Inc., Senior Discount Notes,
                12.500% due 04/15/08^........       19,500
     75,000   Voicestream Wire Company,
                10.375% due 11/15/09.........       80,813
     30,000   Western Wireless, Inc.,
                Senior Subordinate Notes,
                10.500% due 02/01/07.........       30,938
     10,000   Williams Commerce Group Inc.,
                11.700% due 08/01/08++.......        7,700
    180,000   Worldwide Fiber, Inc.,
                12.000% due 08/01/09.........      134,100
                                               -----------
                                                 4,819,769
                                               -----------
   TEXTILES AND HOME FURNISHINGS -- 1.1%
    155,000   Simmons Company,
                Senior Subordinate Notes,
                10.250% due 03/15/09.........      141,825
    120,000   Westpoint Stevens, Inc., Senior Notes,
                7.875% due 06/15/05..........       89,400
                                               -----------
                                                   231,225
                                               -----------
              Total Corporate Fixed
                Income Securities
                (Cost $21,595,574)...........   18,433,967
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 0.2%
      3,750   Completel Europe NV+...........  $    13,359
        855   Pathmark Stores, Inc.+.........       14,108
        982   Versatel Telecom International
                NV, ADR+.....................        8,470
          7   Viatel, Inc.+..................           26
                                               -----------
              Total Common Stock
                (Cost $37,175)...............       35,963
                                               -----------
PREFERRED STOCK -- 1.8%
         62   Crown Castle International
                Corporation..................       59,635
      1,763   CSC Holdings, Inc., Series M...      188,641
         50   Global Crossing Holdings, Ltd..       44,000
         14   Primedia, Inc., Series H.......      104,825
                                               -----------
              Total Preferred Stock
                (Cost $417,657)..............      397,101
                                               -----------
WARRANTS -- 0.2%
        200   GT Group Telecom,
                Expires 02/01/10+............        8,900
        145   Jazztel Plc,
                Expires 04/01/2009+..........        5,401
        115   Motient Corporation,
                Expires 03/31/2008+, ++......        1,610
        170   Ono Finance Plc,
                Expires 05/31/2009+..........       10,243
        605   Pathmark Stores, Inc.,
                Expires 09/19/10+............        2,912
         40   Pliant Corporation,
                Expires 06/01/10+ ...........          400
         65   XM Satellite Radio,
                Expires 03/15/10+ ...........        2,274
                                               -----------
              Total Warrants
                (Cost $52,838)...............       31,740
                                               -----------
    PRINCIPAL
     AMOUNT
   ----------
AGENCY SECURITIES -- 10.9%
              Federal Home Loan Bank,
$   857,000    5.500% due 01/02/01...........      856,869
              Freddie Mac,
  1,521,000    5.700% due 01/02/01...........    1,520,759
                                               -----------
              Total Agency Securities
                (Cost $2,377,628)............    2,377,628
                                               -----------
TOTAL INVESTMENTS
   (COST $24,480,872*)...............    97.9%  21,276,399
OTHER ASSETS AND LIABILITIES
   (NET).............................     2.1%     456,871
                                        ------ -----------
NET ASSETS...........................   100.0% $21,733,270
                                        ====== ===========

-------------------------
       * Aggregate cost for federal tax purposes was $24,499,196.
       + Non-income producing security.
      ++ Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     +++ Security in default as of December 31, 2000.
       ^ Zero coupon security as of December 31, 2000. The coupon shown is the step-up rate.

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                         ENDEAVOR JANUS GROWTH PORTFOLIO

                                DECEMBER 31, 2000

                                                  VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 94.3%
   COMPUTER SERVICES AND SOFTWARE -- 23.6%
    303,200   BEA Systems, Inc.+.............  $20,409,150
     38,935   Brocade Communications
                Systems, Inc.+...............    3,574,720
    111,060   Check Point Software
                Technologies, Ltd.+..........   14,833,451
  1,158,795   Cisco Systems, Inc.+...........   44,323,909
    463,870   EMC Corporation+...............   30,847,355
    174,556   Microsoft Corporation+.........    7,571,366
    684,629   Palm, Inc.+....................   19,383,559
    422,355   SCI Systems, Inc.+.............   11,139,613
    293,110   VERITAS Software Corporation+..   25,647,125
                                               -----------
                                               177,730,248
                                               -----------
   DIVERSIFIED OPERATIONS -- 7.5%
  1,180,335   General Electric Company.......   56,582,309
                                               -----------
   DRUGS AND MEDICAL PRODUCTS -- 5.9%
    101,680   Genentech, Inc.+...............    8,286,920
    327,555   Guidant Corporation+...........   17,667,498
    301,235   Medtronic, Inc.................   18,187,063
                                               -----------
                                                44,141,481
                                               -----------
   ELECTRONICS -- 6.9%
    112,347   Lam Research Corporation+......    1,629,031
    614,737   Texas Instruments, Inc.........   29,123,165
    465,857   Xilinx, Inc.+..................   21,487,654
                                               -----------
                                                52,239,850
                                               -----------
   FINANCIAL -- 2.3%
    272,573   American Express Company.......   14,974,479
    295,210   E*TRADE Group, Inc.+...........    2,177,174
                                               -----------
                                                17,151,653
                                               -----------
   INTERNET SERVICES -- 9.8%
    259,801   Amazon.com, Inc.+..............    4,043,153
    888,234   America Online, Inc.+..........   30,910,543
    546,946   eBay, Inc.+....................   18,049,218
    701,010   Exodus Communications, Inc.+...   14,020,200
     91,997   VeriSign, Inc.+................    6,825,027
                                               -----------
                                                73,848,141
                                               -----------
   MEDIA AND COMMUNICATIONS -- 7.9%
    858,613   AT&T Corporation - Liberty Media
                Corporation, Class A+........   11,644,939
    462,636   Time Warner, Inc...............   24,168,105
    510,300   Viacom, Inc., Class B+.........   23,856,525
                                               -----------
                                                59,669,569
                                               -----------
   OIL AND GAS -- 2.2%
    198,634   Enron Corporation..............   16,511,451
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   RETAIL -- 3.4%
    202,437   Costco Wholesale Corporation+..  $  8,084,828
     83,745   Gap, Inc.......................     2,135,498
    343,422   Home Depot, Inc................    15,690,093
                                               ------------
                                                 25,910,419
                                               ------------
   TELECOMMUNICATIONS -- 24.8%
    331,496   Comcast Corporation, Class A+..    13,839,958
    423,275   EchoStar Communications
                Corporation, Class A+........     9,629,506
    229,325   JDS Uniphase Corporation+......     9,559,986
    535,800   Nextel Communications, Inc.,
                Class A+.....................    13,261,050
  1,628,611   Nokia Corporation,
                Sponsored ADR................    70,844,579
    551,845   Nortel Networks Corporation....    17,693,530
    305,719   NTL, Inc.+.....................     7,318,149
        695   NTT DoCoMo, Inc................    11,989,054
    246,865   Sycamore Networks, Inc.+.......     9,195,721
    141,365   TyCom, Ltd.+...................     3,163,042
    577,970   Vodafone Group Plc,
                Sponsored ADR................    20,698,551
                                               ------------
                                                187,193,126
                                               ------------
              Total Common Stock
                (Cost $750,475,437)..........   710,978,247
                                               ------------
COMMERCIAL PAPER -- 5.7%
 33,600,000   UBS Finance,
                6.500% due 01/02/01..........    33,593,933
 10,000,000   Fannie Mae,
                6.270% due 01/31/01..........     9,948,083
                                               ------------
              Total Commercial Paper
                (Cost $43,542,016)...........    43,542,016
                                               ------------
TOTAL INVESTMENTS
   (COST $794,017,453*)..............   100.0%  754,520,263
OTHER ASSETS AND LIABILITIES
   (NET)**...........................    (0.0)%    (336,226)
                                        ------ ------------
NET ASSETS...........................   100.0% $754,184,037
                                        ====== ============

--------------------
      * Aggregate cost for federal tax purposes was $794,483,032. ** Amount represents less than 0.1%.
       + Non-income producing security.

Abbreviations:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                         ENDEAVOR MONEY MARKET PORTFOLIO

                                DECEMBER 31, 2000

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
COMMERCIAL PAPER -- 67.7%
$ 5,000,000   American Express Credit Corporation,
                6.545% due 03/05/01#.........  $ 4,943,650
  5,000,000   American General Corporation,
                6.597% due 01/31/01#.........    4,972,958
  5,000,000   Associates Corporation,
                6.675% due 02/08/01#.........    4,965,536
  5,000,000   Chevron UK Investment,
                6.725% due 01/19/01#.........    4,983,625
  5,000,000   CIT Group, Inc.,
                6.740% due 01/03/01#.........    4,998,183
  5,000,000   Coca-Cola Company,
                6.578% due 03/09/01#.........    4,939,979
  5,000,000   Daimler Chrysler North America,
                6.718% due 02/26/01#.........    4,949,445
  5,000,000   Ford Motor Credit Corporation,
                6.587% due 02/15/01#.........    4,959,500
  5,000,000   GE Capital Corporation,
                6.640% due 03/05/01#.........    4,943,475
  5,000,000   GMAC,
                6.667% due 01/22/01#.........    4,981,042
  5,000,000   IBM Credit Corporation,
                6.623% due 01/12/01#.........    4,989,963
  5,000,000   Merrill Lynch and Company,
                6.466% due 02/09/01#.........    4,965,333
  5,000,000   MetLife Funding,
                6.581% due 01/16/01#.........    4,986,354
  5,000,000   Prudential Funding,
                6.615% due 02/02/01#.........    4,971,067
  5,000,000   State Street Corporation,
                6.446% due 03/16/01#.........    4,934,839
  5,000,000   UBS Finance,
                6.670% due 01/18/01#.........    4,984,676
  5,000,000   Wells Fargo Financial,
                6.632% due 01/29/01#.........    4,974,761
                                               -----------
              Total Commercial Paper
                (Cost $84,444,386)...........   84,444,386
                                               -----------

  PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 1)
  --------                                      ----------
CERTIFICATE OF DEPOSIT -- 6.4%
$ 5,000,000   Bank of America CD,
                6.630% due 02/12/01..........  $  5,000,000
  3,000,000   BNP Paribas New York,
                6.640% due 03/05/01..........     3,000,000
                                               ------------
              Total Certificate of Deposit
                (Cost $8,000,000)............     8,000,000
                                               ------------
U.S. GOVERNMENT AGENCY SECURITIES -- 13.3%
              Fannie Mae,
 11,000,000     6.620% due 02/01/01#.........    10,939,447
              Freddie Mac:
    105,000     6.646% due 01/18/01#.........       104,681
  5,525,000     6.640% due 02/01/01#.........     5,494,432
                                               ------------
              Total U.S. Government
                Agency Securities
                (Cost $16,538,560)...........    16,538,560
                                               ------------
TOTAL INVESTMENTS
   (COST $108,982,946*)..............    87.4%  108,982,946
OTHER ASSETS AND LIABILITIES
   (NET).............................    12.6%   15,645,687
                                        ------ ------------
NET ASSETS...........................   100.0% $124,628,633
                                        ====== ============

----------------------------
      *  Aggregate cost for federal tax purposes.
      #  Rate represents annualized discount yield at date of purchase.

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                            JENNISON GROWTH PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 96.2%
   ADVERTISING AGENCY -- 1.5%
      6,500   Omnicom Group, Inc.............  $   538,687
                                               -----------
   AEROSPACE AND DEFENSE -- 0.9%
     14,100   General Motors Corporation,
                Class H+.....................      324,300
                                               -----------
   BEVERAGES -- 0.5%
      3,700   PepsiCo, Inc...................      183,381
                                               -----------
   BROADCAST, RADIO & TV -- 2.7%
     39,600   AT&T Corporation - Liberty
                Media Corporation, Class A+..      537,075
     11,200   Univision Communications, Inc.,
                Class A+.....................      458,500
                                               -----------
                                                   995,575
                                               -----------
   COMPUTER SERVICES AND SOFTWARE -- 13.6%
      8,300   ASM Lithography Holding N.V.+..      187,269
     30,100   Cisco Systems, Inc.+...........    1,151,325
     11,700   Compaq Computer Corporation....      176,085
     21,100   Dell Computer Corporation+.....      367,931
      5,900   EMC Corporation+...............      392,350
     17,200   Hewlett-Packard Company........      542,875
     10,700   Intel Corporation..............      321,669
      8,100   International Business
                Machines Corporation.........      688,500
     15,000   Microsoft Corporation+.........      650,625
      9,400   Sun Microsystems, Inc.+........      262,025
      1,400   VeriSign, Inc.+................      103,862
      1,500   Veritas Software Corporation+..      131,250
                                               -----------
                                                 4,975,766
                                               -----------
   DRUGS AND MEDICAL PRODUCTS -- 15.0%
     21,100   American Home Products
                Corporation..................    1,340,905
      9,400   Lilly (Eli) & Company..........      874,787
     30,200   Pfizer, Inc....................    1,389,200
     14,400   Pharmacia Corporation..........      878,400
     13,600   Schering-Plough Corporation....      771,800
      9,000   Serono SA, ADR+................      215,437
                                               -----------
                                                 5,470,529
                                               -----------
   ELECTRIC GENERATION -- 0.6%
      9,000   Orion Power Holdings, Inc.+....      221,625
                                               -----------
   ELECTRONICS - SEMICONDUCTOR -- 1.0%
      3,100   Applied Materials, Inc.+.......      118,381
      3,200   Applied Micro Circuits
                Corporation+.................      240,150
                                               -----------
                                                   358,531
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   FINANCIAL SERVICES -- 13.3%
     20,200   American Express Company.......  $ 1,109,738
     27,033   Citigroup, Inc.................    1,380,373
      5,100   Goldman Sachs Group, Inc.......      545,381
      9,200   Merrill Lynch & Company, Inc...      627,325
      3,700   Morgan (J.P.) & Company, Inc...      612,350
      7,200   Morgan Stanley Dean Witter
                & Company....................      570,600
                                               -----------
                                                 4,845,767
                                               -----------
   INSURANCE -- 1.8%
      6,500   American International Group, Inc.   640,656
                                               -----------
   MANUFACTURING AND MINING -- 1.3%
      3,800   Minnesota Mining &
                Manufacturing Company........      457,900
                                               -----------
   MEDICAL-BIOMEDICAL/GENE -- 3.4%
     11,800   Amgen, Inc.+...................      754,463
      6,100   Genentech, Inc.+...............      497,150
                                               -----------
                                                 1,251,613
                                               -----------
   NETWORKING PRODUCTS -- 0.6%
      1,600   Juniper Networks, Inc.+........      201,700
                                               -----------
   OIL AND GAS EXTRACTION -- 3.8%
      9,600   Halliburton Company............      348,000
     12,800   Schlumberger, Ltd..............    1,023,200
                                               -----------
                                                 1,371,200
                                               -----------
   PRINTING PUBLISHING & ALLIED-- 4.6%
     10,600   Time Warner, Inc...............      553,744
     24,400   Viacom, Inc., Class B+.........    1,140,700
                                               -----------
                                                 1,694,444
                                               -----------
   RETAIL -- 10.6%
      8,200   Costco Wholesale Corporation+..      327,488
     30,100   Home Depot, Inc................    1,375,194
     15,000   Kohl's Corporation+............      915,000
      8,100   Target Corporation.............      261,225
     14,000   Tiffany & Company..............      442,750
     10,400   Wal-Mart Stores, Inc...........      552,500
                                               -----------
                                                 3,874,157
                                               -----------
   TECHNOLOGY -- 4.7%
     23,900   General Electric Company.......    1,145,706
     12,300   Texas Instruments, Inc.........      582,713
                                               -----------
                                                 1,728,419
                                               -----------



                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                            JENNISON GROWTH PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   TELECOMMUNICATIONS -- 13.6%
      6,500   Corning, Inc...................  $   343,281
     19,700   Global Crossing, Ltd.+.........      281,956
      6,400   JDS Uniphase Corporation+......      266,800
     11,600   Metromedia Fiber Network, Inc.,
                Class A+.....................      117,450
     22,700   Motorola, Inc..................      459,675
     12,100   Nextel Communications, Inc.,
                Class A+.....................      299,475
     35,200   Nokia Corporation,
                Sponsored ADR................    1,531,200
     14,500   Nortel Networks Corporation....      464,906
     33,800   Vodafone Group Plc.............    1,210,463
                                               -----------
                                                 4,975,206
                                               -----------
   TELEPHONE -- 2.7%
      9,400   NTL, Inc.+.....................      225,013
     18,100   Qwest Communications
                International, Inc.+.........      742,100
                                               -----------
                                                   967,113
                                               -----------
              Total Common Stock
                (Cost $37,952,874)...........   35,076,569
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
MUTUAL FUNDS - OPEN END -- 3.5%
  1,284,803   Dreyfus Cash Management Fund,
                6.480% due 01/02/01..........  $ 1,284,803
                                               -----------
              Total Mutual Funds - Open End
                (Cost $1,284,803)............    1,284,803
                                               -----------
TOTAL INVESTMENTS
   (COST $39,237,677*)...............    99.7%  36,361,372
OTHER ASSETS AND LIABILITIES
   (NET) ............................     0.3%      97,085
                                        ------ -----------
NET ASSETS...........................   100.0% $36,458,457
                                        ====== ===========

-------------------
      *  Aggregate cost for federal tax purposes was $39,730,541.
      +  Non-income producing security.

Abbreviations:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                      T. ROWE PRICE EQUITY INCOME PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 93.8%
   AEROSPACE AND DEFENSE -- 1.6%
    120,000   Lockheed Martin Corporation....  $ 4,074,000
                                               -----------
   AUTOMOTIVES -- 1.3%
     16,800   Dana Corporation...............      257,250
     47,800   Ford Motor Company.............    1,120,312
     78,850   Genuine Parts Company..........    2,064,884
                                               -----------
                                                 3,442,446
                                               -----------
   BANKING AND FINANCE -- 7.9%
     41,100   Bank of America Corporation....    1,885,462
     94,482   Bank One Corporation...........    3,460,403
     71,297   Citigroup, Inc.................    3,640,603
     53,200   Firstar Corporation............    1,236,900
     40,700   Mercantile Bankshares Corporation  1,757,731
     22,900   Morgan (J.P.) & Company, Inc...    3,789,950
     48,000   National City Corporation......    1,380,000
     57,630   Wells Fargo & Company..........    3,209,271
                                               -----------
                                                20,360,320
                                               -----------
   BUILDING AND CONSTRUCTION -- 0.0%**
     24,000   Armstrong Holdings, Inc........       49,500
                                               -----------
   COMMUNICATIONS -- 0.8%
    101,900   Motorola, Inc..................    2,063,475
                                               -----------
   COMPUTER SERVICES AND SOFTWARE-- 0.3%
     48,400   Compaq Computer Corporation....      728,420
                                               -----------
   CONSUMER PRODUCTS -- 5.0%
    107,400   Pall Corporation...............    2,288,962
     67,400   Philip Morris Companies, Inc...    2,965,600
     36,300   Procter & Gamble Company.......    2,847,281
     63,800   Stanley Works..................    1,989,762
     95,800   UST, Inc.......................    2,688,387
                                               -----------
                                                12,779,992
                                               -----------
   COSMETICS AND TOILETRIES -- 2.5%
     86,100   Gillette Company...............    3,110,362
     76,700   International Flavors &
                Fragrances, Inc..............    1,557,969
     25,600   Kimberly-Clark Corporation.....    1,809,664
                                               -----------
                                                 6,477,995
                                               -----------
   DIVERSIFIED -- 3.6%
     86,300   Disney (Walt) Company..........    2,497,306
     19,000   Eaton Corporation..............    1,428,562
     66,800   Fortune Brands, Inc............    2,004,000
    119,700   Hasbro, Inc....................    1,271,812
     34,100   Honeywell International, Inc...    1,613,356
     71,700   Xerox Corporation..............      331,612
                                               -----------
                                                 9,146,648
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   DIVERSIFIED CHEMICALS -- 2.2%
     55,700   Dow Chemical Company...........  $ 2,040,012
     76,500   du Pont (E.I.) de Nemours
                & Company....................    3,695,906
                                               -----------
                                                 5,735,918
                                               -----------
   DRUGS -- 1.0%
     20,000   Bristol-Myers Squibb Company...    1,478,750
     19,172   Pharmacia Corporation..........    1,169,492
                                               -----------
                                                 2,648,242
                                               -----------
   ELECTRICAL EQUIPMENT -- 1.8%
     21,707   Cooper Industries, Inc.........      997,165
     59,800   Hewlett-Packard Company........    1,887,437
     67,300   Hubbell, Inc., Class B.........    1,783,450
                                               -----------
                                                 4,668,052
                                               -----------
   ENERGY SERVICES -- 2.2%
     14,800   Duke Energy Corporation........    1,261,700
     36,062   Exelon Corporation+............    2,531,913
     57,900   Niagara Mohawk Holdings, Inc.+.      966,206
     21,600   Reliant Energy, Inc............      935,550
                                               -----------
                                                 5,695,369
                                               -----------
   FINANCIAL SERVICES -- 5.7%
     44,200   American General Corporation...    3,602,300
     31,800   Block (H&R), Inc...............    1,315,725
     47,800   Fannie Mae.....................    4,146,650
    107,958   FleetBoston Financial Corporation  4,055,172
     27,274   St. Paul Companies, Inc........    1,481,319
                                               -----------
                                                14,601,166
                                               -----------
   FOOD AND BEVERAGES -- 6.9%
     35,900   Albertson's, Inc...............      951,350
     36,000   Brown-Forman Corporation, Class B  2,394,000
     65,700   Campbell Soup Company..........    2,274,862
     60,200   General Mills, Inc.............    2,682,663
     54,000   Heinz (H.J.) Company...........    2,561,625
     59,900   Hershey Foods Corporation......    3,856,063
     24,000   Kellogg Company................      630,000
     62,800   McCormick & Company, Inc.......    2,264,725
                                               -----------
                                                17,615,288
                                               -----------
   HAND / MACHINE-TOOLS -- 0.4%
     24,100   Black & Decker Corporation.....      945,925
                                               -----------
   HOUSEHOLD PRODUCTS -- 0.3%
     24,000   Clorox Company.................      852,000
                                               -----------
   INSURANCE -- 4.4%
     42,000   Aon Corporation................    1,438,500
     33,700   Chubb Corporation..............    2,915,050
     42,000   Lincoln National Corporation...    1,987,125
     60,200   SAFECO Corporation.............    1,979,075
    112,600   UnumProvident Corporation......    3,026,125
                                               -----------
                                                11,345,875
                                               -----------


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                      T. ROWE PRICE EQUITY INCOME PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   LODGING -- 1.7%
    146,100   Hilton Hotels Corporation......  $ 1,534,050
     82,026   Starwood Hotels & Resorts
                Worldwide, Inc...............    2,891,417
                                               -----------
                                                 4,425,467
                                               -----------
   MANUFACTURING -- 1.9%
     14,300   Illinois Tool Works, Inc.......      851,744
     82,500   Rockwell International Corporation 3,929,063
                                               -----------
                                                 4,780,807
                                               -----------
   MEDIA AND COMMUNICATIONS -- 1.1%
     48,000   Knight-Ridder, Inc.............    2,730,000
                                               -----------
   MEDICAL SUPPLIES AND EQUIPMENT -- 0.7%
     48,000   Becton, Dickinson & Company....    1,662,000
                                               -----------
   METALS / MINING -- 2.3%
     33,700   Minnesota Mining &
                Manufacturing Company........    4,060,850
     21,636   Newmont Mining Corporation.....      369,164
     28,300   Phelps Dodge Corporation.......    1,579,494
                                               -----------
                                                 6,009,508
                                               -----------
   PAPER AND PAPER PRODUCTS -- 2.0%
     20,757   Georgia-Pacific Group..........      646,062
     89,993   International Paper Company....    3,672,839
     26,400   Mead Corporation...............      828,300
                                               -----------
                                                 5,147,201
                                               -----------
   PETROLEUM - DOMESTIC -- 0.5%
     47,900   USX-Marathon Group.............    1,329,225
                                               -----------
   PETROLEUM - INTERNATIONAL -- 10.2%
     33,000   Amerada Hess Corporation.......    2,411,063
     95,974   BP Amoco Plc, Sponsored ADR....    4,594,755
     42,900   Chevron Corporation............    3,622,369
     60,061   Exxon Mobil Corporation........    5,221,553
     52,900   Royal Dutch Petroleum
                Company, NY Shares...........    3,203,756
     63,700   Texaco, Inc....................    3,957,363
     81,000   Unocal Corporation.............    3,133,688
                                               -----------
                                                26,144,547
                                               -----------
   PHARMACEUTICALS -- 2.7%
     48,100   Abbott Laboratories............    2,329,844
     73,000   American Home Products
                Corporation..................    4,639,150
                                               -----------
                                                 6,968,994
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   PHOTOGRAPHY EQUIPMENT AND SUPPLIES -- 0.9%
     56,700   Eastman Kodak Company..........  $ 2,232,563
                                               -----------
   PRINTING AND PUBLISHING -- 2.4%
     64,500   Donnelley (R.R.) & Sons Company    1,741,500
     24,000   Dow Jones & Company, Inc.......    1,359,000
     33,650   Dun and Bradstreet Corporation+      870,694
     52,500   Moody's Corporation............    1,348,594
     24,000   Reader's Digest Association, Inc.,
                Class A......................      939,000
                                               -----------
                                                 6,258,788
                                               -----------
   RAILROADS -- 2.1%
    102,000   Norfolk Southern Corporation...    1,357,875
     80,700   Union Pacific Corporation......    4,095,525
                                               -----------
                                                 5,453,400
                                               -----------
   REAL ESTATE -- 1.3%
     64,500   Rouse Company..................    1,644,750
     74,632   Simon Property Group, Inc......    1,791,168
                                               -----------
                                                 3,435,918
                                               -----------
   RESTAURANTS -- 0.3%
     23,800   McDonald's Corporation.........      809,200
                                               -----------
   RETAIL -- 2.0%
     73,450   May Department Stores Company..    2,405,488
     43,100   Penney (J.C.) Company, Inc.....      468,713
    139,000   Toys "R" Us, Inc.+.............    2,319,563
                                               -----------
                                                 5,193,764
                                               -----------
   SPECIALTY CHEMICALS -- 1.6%
     59,500   Great Lakes Chemical Corporation   2,212,656
     96,700   Hercules, Inc..................    1,843,344
                                               -----------
                                                 4,056,000
                                               -----------
   TECHNOLOGY -- 2.1%
     38,600   BMC Software, Inc.+............      540,400
     34,000   Intel Corporation..............    1,022,125
     44,300   Microsoft Corporation+.........    1,921,513
     24,000   Texas Instruments, Inc.........    1,137,000
     45,500   Unisys Corporation+............      665,438
                                               -----------
                                                 5,286,476
                                               -----------
   TELECOMMUNICATIONS -- 6.8%
     55,000   ALLTEL Corporation.............    3,434,063
     90,050   AT&T Corporation...............    1,558,991
     48,200   BellSouth Corporation..........    1,973,188
     53,900   Lucent Technologies, Inc.......      727,650
     85,974   SBC Communications, Inc........    4,105,259
     86,400   Sprint Corporation.............    1,755,000
     77,994   Verizon Communications.........    3,909,449
                                               -----------
                                                17,463,600
                                               -----------



                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                      T. ROWE PRICE EQUITY INCOME PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   UTILITIES -- 2.0%
     30,100   Baker Hughes, Inc..............  $ 1,251,031
     54,150   FirstEnergy Corporation........    1,709,109
     69,600   Southern Company...............    2,314,200
                                               -----------
                                                 5,274,340
                                               -----------
   WASTE DISPOSAL -- 1.3%
    120,162   Waste Management, Inc..........    3,334,496
                                               -----------
              Total Common Stock
                (Cost $225,432,519)..........  241,226,925
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
MUTUAL FUNDS - OPEN END -- 6.1%
 15,763,089   Reserve Investment Fund,
                5.499% due 01/02/01..........  $ 15,763,089
                                               ------------
              Total Mutual Funds - Open End
                (Cost $15,763,089)...........    15,763,089
                                               ------------
TOTAL INVESTMENTS
   (COST $241,195,608*)..............    99.9%  256,990,014
OTHER ASSETS AND LIABILITIES
   (NET).............................     0.1%      353,431
                                        ------ ------------
NET ASSETS...........................   100.0% $257,343,445
                                        ====== ============

------------------------
      * Aggregate cost for federal tax purposes was $241,715,933. ** Amount represents less than 0.1%.
       + Non-income producing security.

Abbreviation:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 94.9%
   BANKING AND FINANCE -- 12.1%
     47,900   Bank of New York Company, Inc..  $ 2,643,481
     33,850   Chase Manhattan Corporation (The)  1,538,059
    161,908   Citigroup, Inc.................    8,267,427
     55,900   Fannie Mae.....................    4,849,325
     46,800   Firstar Corporation............    1,088,100
    131,700   Freddie Mac....................    9,070,837
      7,100   Goldman Sachs Group, Inc.......      759,256
     12,400   State Street Corporation.......    1,540,204
     50,900   Wells Fargo Company............    2,834,494
                                               -----------
                                                32,591,183
                                               -----------
   BUSINESS SERVICES -- 0.2%
     30,500   Randstad Holding N.V...........      448,137
                                               -----------
   COMMERCIAL SERVICES -- 0.1%
     24,500   Granada Compass Plc+...........      266,617
                                               -----------
   COMPUTER SERVICES AND SOFTWARE-- 11.9%
     77,300   America Online, Inc.+..........    2,690,040
     13,700   Ariba, Inc.+...................      734,662
     49,900   Automatic Data Processing, Inc.    3,159,294
      2,900   Check Point Software
                Technologies, Ltd.+..........      387,331
    159,100   Cisco Systems, Inc.+...........    6,085,575
     76,500   Dell Computer Corporation+.....    1,333,969
     31,000   EMC Corporation+...............    2,061,500
     77,100   Exodus Communications, Inc.+...    1,542,000
     40,700   Intel Corporation..............    1,223,544
     11,700   Juniper Networks, Inc.+........    1,474,931
     96,900   Microsoft Corporation+.........    4,203,037
     80,800   Oracle Corporation+............    2,348,250
     22,500   Siebel Systems, Inc.+..........    1,521,562
     22,000   Sun Microsystems, Inc.+........      613,250
     18,000   VeriSign, Inc.+................    1,335,375
     16,975   Veritas Software Corporation+..    1,485,312
                                               -----------
                                                32,199,632
                                               -----------
   CONSUMER PRODUCTS -- 3.4%
     48,300   Corning, Inc...................    2,550,844
     17,200   Gillette Company...............      621,350
     89,700   Philip Morris Companies, Inc...    3,946,800
     69,800   Sysco Corporation..............    2,094,000
                                               -----------
                                                 9,212,994
                                               -----------
   DIVERSIFIED OPERATIONS -- 7.3%
     92,300   First Data Corporation.........    4,863,056
    109,300   General Electric Company.......    5,239,569
     55,600   Honeywell International, Inc...    2,630,575
    193,010   Hutchison Whampoa, Ltd.........    2,406,470
     47,644   Tyco International, Ltd........    2,644,242
     22,800   Waters Corporation+............    1,903,800
                                               -----------
                                                19,687,712
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   ELECTRONIC COMPONENTS -- 8.6%
     51,700   Altera Corporation+............  $ 1,360,356
     36,300   Analog Devices, Inc.+..........    1,858,106
     15,800   Applied Micro Circuits
                Corporation+.................    1,185,741
    109,800   Flextronics International, Ltd.+   3,129,300
     28,600   Hewlett-Packard Company........      902,687
     44,800   KLA-Tencor Corporation+........    1,509,200
     73,900   LSI Logic Corporation+.........    1,262,951
     18,700   Maxim Integrated Products, Inc.+     894,094
     34,200   Philips Electronics NV.........    1,252,880
      5,300   QLogic Corporation+............      408,100
      2,900   Samsung Electronics ...........      362,213
     11,500   SDL, Inc.+.....................    1,704,156
    102,400   Solectron Corporation+.........    3,471,360
     18,500   Sony Corporation...............    1,279,772
     35,600   Texas Instruments, Inc.........    1,686,550
     22,100   Xilinx, Inc.+..................    1,019,362
                                               -----------
                                                23,286,828
                                               -----------
   ENTERTAINMENT AND LEISURE -- 1.9%
     34,400   Disney (Walt) Company..........      995,450
     27,400   Electronic Arts, Inc.+.........    1,167,925
     24,600   Fox Entertainment Group, Inc.,
                Class A+.....................      439,725
     43,100   MGM Mirage, Inc................    1,214,881
     37,200   Starwood Hotels and Resorts
                Worldwide, Inc...............    1,311,300
                                               -----------
                                                 5,129,281
                                               -----------
   FINANCIAL SERVICES -- 5.3%
     20,250   AMBAC Financial Group, Inc.....    1,180,828
     37,700   Capital One Financial Corporation  2,481,131
     56,600   Concord EFS, Inc.+.............    2,486,862
     28,700   Hartford Financial
                Services Group, Inc..........    2,026,937
     26,100   Morgan Stanley Dean
                Witter & Company.............    2,068,425
     53,800   Providian Financial Corporation    3,093,500
     27,700   Stillwell Financial, Inc.......    1,092,419
                                               -----------
                                                14,430,102
                                               -----------
   FOOD AND BEVERAGES -- 1.9%
     42,900   Coca-Cola Company..............    2,614,219
     49,400   PepsiCo, Inc...................    2,448,387
                                               -----------
                                                 5,062,606
                                               -----------
   HEALTH CARE SERVICES -- 5.5%
     56,500   American Home Products
                Corporation..................    3,590,575
      9,700   Amgen, Inc.+...................      620,194
     17,400   Bristol-Myers Squibb Company...    1,286,512
     12,300   Immunex Corporation+...........      499,687
     34,300   Johnson & Johnson..............    3,603,644
     58,000   UnitedHealth Group, Inc........    3,559,750
     14,700   Wellpoint Health Networks, Inc.+   1,694,175
                                               -----------
                                                14,854,537
                                               -----------


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   COMMON STOCK -- (CONTINUED)
   INSURANCE -- 3.7%
     88,300   ACE, Ltd.......................  $ 3,747,231
      5,900   Fairfax Financial Holdings, Ltd.+    897,570
     22,400   Loews Corporation..............    2,319,800
      9,200   Marsh & McLennan Companies, Inc.   1,076,400
     23,532   Mutual Risk Management, Ltd....      357,392
     12,500   PartnerRe, Ltd.................      762,500
      9,800   XL Capital, Ltd., Class A......      856,275
                                               -----------
                                                10,017,168
                                               -----------
   MACHINERY -- 1.5%
     40,600   Applied Materials, Inc.+.......    1,550,413
     35,100   Danaher Corporation............    2,399,963
                                               -----------
                                                 3,950,376
                                               -----------
   MEDIA AND COMMUNICATIONS -- 5.2%
    124,600   AT&T Corporation - Liberty
                Media Corporation, Class A+..    1,689,888
     34,200   Clear Channel
                Communications, Inc.+........    1,656,563
     57,800   Comcast Corporation,
                Special Class A+.............    2,413,150
     22,500   Infinity Broadcasting Corporation,
                Class A+.....................      628,594
     33,600   Macromedia, Inc.+..............    2,041,200
     21,600   Omnicom Group, Inc.............    1,790,100
     60,550   Viacom, Inc., Class B+.........    2,830,713
     76,400   WPP Group Plc..................      995,181
                                               -----------
                                                14,045,389
                                               -----------
   MEDICAL PRODUCTS -- 2.2%
     43,500   Baxter International, Inc......    3,841,594
     33,761   Pharmacia Corporation..........    2,059,421
                                               -----------
                                                 5,901,015
                                               -----------
   OIL AND GAS -- 2.0%
     82,800   Baker Hughes, Inc..............    3,441,375
     17,300   El Paso Energy Corporation.....    1,239,113
     15,700   Transocean Sedco Forex, Inc....      722,200
                                               -----------
                                                 5,402,688
                                               -----------
   PETROLEUM - INTERNATIONAL -- 3.5%
     38,300   Chevron Corporation............    3,233,956
     31,595   Exxon Mobil Corporation........    2,746,790
     57,300   Royal Dutch Petroleum
                Company, NY Shares...........    3,470,231
                                               -----------
                                                 9,450,977
                                               -----------
   PHARMACEUTICALS -- 5.4%
      1,000   Allergan, Inc..................       96,813
     16,800   Genentech, Inc.+...............    1,369,200
      2,000   IDEC Pharmaceuticals Corporation+    379,125
     27,400   MedImmune, Inc.+...............    1,306,638
     18,000   Merck & Company, Inc...........    1,685,250
    173,150   Pfizer, Inc....................    7,964,900
     32,000   Schering-Plough Corporation....    1,816,000
                                               -----------
                                                14,617,926
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   PRECISION INSTRUMENT -- 0.5%
     14,800   Applera Corporation-
                Applied Biosystem............  $ 1,392,125
                                               -----------
   RETAIL -- 6.6%
     46,718   CVS Corporation................    2,800,160
      7,900   Gap, Inc.......................      201,450
     55,300   Home Depot, Inc................    2,526,519
    123,100   Kroger Company+................    3,331,394
     54,300   Safeway, Inc.+.................    3,393,750
     36,900   Target Corporation.............    1,190,025
     47,600   Wal-Mart De Mexico,
                Sponsored ADR+...............      947,192
     64,300   Wal-Mart Stores, Inc...........    3,415,938
                                               -----------
                                                17,806,428
                                               -----------
   TECHNOLOGY -- 0.7%
     39,000   The Furukawa Electric
                Company, Ltd.................      681,305
     16,000   United Technologies Corporation    1,258,000
                                               -----------
                                                 1,939,305
                                               -----------
   TELECOMMUNICATIONS -- 5.4%
     32,200   Asia Global Crossing, Ltd.+....      211,313
    213,000   China Mobile (Hong Kong) Ltd.+.    1,163,323
     45,900   China Unicom, ADR+.............      677,025
     85,000   Crown Castle International
                Corporation+.................    2,300,313
      6,400   JDS Uniphase Corporation+......      266,800
     35,600   Nextel Communications, Inc.,
                Class A+.....................      881,100
     45,200   Nokia Corporation, Sponsored ADR   1,966,200
     24,100   Nortel Networks Corporation....      772,706
     14,600   SBC Communications, Inc........      697,150
     59,000   Sprint Corporation (PCS Group)+    1,205,813
    751,204   Vodafone Group Plc,
                Sponsored ADR................    2,754,874
     57,730   WorldCom, Inc.+................      811,828
     46,000   XO Communications, Inc.+.......      819,375
                                               -----------
                                                14,527,820
                                               -----------
              Total Common Stock
                (Cost $229,034,636)..........  256,220,846
                                               -----------
MUTUAL FUNDS - OPEN END -- 5.3%
 14,226,466   Reserve Investment Fund,
                5.499% due 01/02/01..........   14,226,466
                                               -----------
              Total Mutual Funds
                (Cost $14,226,466)...........   14,226,466
                                               -----------
TOTAL INVESTMENTS
   (COST $243,261,102*)..............   100.2%  270,447,312
OTHER ASSETS AND LIABILITIES
   (NET).............................   (0.2)%     (464,024)
                                        ------ ------------
NET ASSETS...........................   100.0% $269,983,288
                                        ====== ============

------------------------
      * Aggregate cost for federal tax purposes was $244,852,329. + Non-income producing security.

Abbreviations:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- 97.6%
   AUSTRALIA -- 0.9%
     20,000   Brambles Industries, Ltd.......  $   466,746
     84,000   Publishing and Broadcasting, Ltd.    608,964
    175,049   Telstra Corporation, Ltd.......      624,739
                                               -----------
                                                 1,700,449
                                               -----------
   BELGIUM -- 0.9%
      3,282   Dexia Belgium (Credit Communal)      593,459
     25,818   Fortis Class B.................      838,677
        804   Societe Europeenne  Satellites.      117,754
      2,750   UCB S.A........................      101,931
                                               -----------
                                                 1,651,821
                                               -----------
   BRAZIL -- 0.8%
     13,300   Petroleo Brasileiro S.A., ADR+.      335,825
     11,625   Telecomunicacoes de Sao Paulo..      847,174
      8,073   Unibanco-Uniao De Bancos
                Brasileirs, GDR..............      237,649
                                               -----------
                                                 1,420,648
                                               -----------
   CANADA -- 1.2%
     15,090   Alcan Aluminum, Ltd............      515,893
     22,156   Celestica, Inc.+...............    1,201,963
      7,400   Nortel Networks Corporation....      237,716
      6,960   Royal Bank of Canada...........      235,630
                                               -----------
                                                 2,191,202
                                               -----------
   DENMARK -- 0.1%
      2,640   Tele Danmark AS, Series B......      107,594
                                               -----------
   FINLAND -- 2.5%
    106,209   Nokia Oyj......................    4,736,430
                                               -----------
   FRANCE -- 13.1%
     29,820   Alcatel S.A....................    1,693,788
      1,600   Altran Technologies S.A........      362,021
      4,363   Aventis S.A....................      380,537
     30,059   Aventis S.A., Series A.........    2,638,653
     17,657   Axa............................    2,552,900
     23,680   BNP Paribas S.A................    2,078,689
      7,540   Bouygues S.A...................      341,558
      1,110   Canal Plus.....................        3,981
      3,520   Cap Gemini S.A.................      567,756
      5,100   Compagnie de Saint-Gobain......      801,055
      3,242   Equant NV+.....................       84,768
      1,400   Groupe Danone..................      211,091
      2,440   Hermes International...........      345,681
      3,020   L'Oreal S.A....................      258,865
      1,215   Lafarge S.A. Bearer Shares.....      101,865
      4,293   Legrand S.A....................      866,554
      3,050   LVMH...........................      201,876
     27,246   Sanofi -Synthelabo S.A.........    1,816,173
      3,872   Schneider Electric S.A.........      282,457
      6,316   Societe Generale, Class A......      392,551

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   FRANCE -- (CONTINUED)
     25,960   Societe Television Francaise 1.  $ 1,401,421
      1,594   Sodexho Alliance S.A...........      295,265
     26,770   Total Fina Elf S.A., Class B...    3,981,069
     43,274   Vivendi Universal S.A .........    2,848,008
                                               -----------
                                                24,508,582
                                               -----------
   GERMANY -- 4.1%
      3,510   Allianz AG.....................    1,320,452
      7,533   Bayer AG.......................      396,759
     20,002   Bayerische Hypo-und
                Vereinsbank AG...............    1,122,977
     22,221   Deutsche Bank AG...............    1,852,562
      4,921   Deutsche Telekom AG............      148,305
     11,210   Gehe AG........................      428,874
      3,746   Rhon-Klinikum AG...............      210,313
      8,240   SAP AG.........................      957,732
      2,248   Siemens AG.....................      293,892
     15,271   E.On AG........................      929,049
                                               -----------
                                                 7,660,915
                                               -----------
   HONG KONG -- 2.3%
     82,000   Cheung Kong Holdings, Ltd......    1,048,667
    217,000   China Mobile (Hong Kong) Ltd.+.    1,185,169
     36,000   Dao Heng Bank Group, Ltd.......      204,464
     35,000   Henderson Land Development
                Company, Ltd.................      178,143
    108,900   Hutchison Whampoa, Ltd.........    1,357,777
    432,499   Pacific Century CyberWorks, Ltd.+    280,019
                                               -----------
                                                 4,254,239
                                               -----------
   INDIA -- 0.7%
     23,175   Global Tele-Systems, Ltd.......      398,165
    115,000   Hindustan Lever , Ltd..........      508,360
    109,000   ICICI, Ltd.....................      219,378
     24,833   ICICI, Ltd., Sponsored ADR.....      260,746
                                               -----------
                                                 1,386,649
                                               -----------
   IRELAND -- 0.2%
      9,569   SmartForce Plc, Sponsored ADR+.      359,436
                                               -----------
   ITALY -- 6.3%
     65,000   Alleanza Assicurazioni.........    1,055,187
     13,200   Assicurazioni Generali S.p.A Shares  524,340
    584,362   Banca Intesa S.p.A.............    2,830,373
     79,000   Bipop-Carire S.p.A.............      520,742
    200,772   ENI S.p.A......................    1,309,285
     15,000   Mediaset S.p.A.................      182,132
     50,765   Mediolanum Shares S.p.A........      678,450
    322,263   Olivetti S.p.A.................      791,791
      8,384   San Paolo-IMI S.p.A............      137,843
    114,600   Tecnost S.p.A+.................      314,492
     51,958   Telecom Italia S.p.A...........      578,296
    184,353   Tim S.p.A......................    1,477,063
    278,553   UniCredit Italiano S.p.A.......    1,450,125
                                               -----------
                                                11,850,119
                                               -----------


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   JAPAN -- 17.1%
     65,000   Canon, Inc.....................  $ 2,276,708
         38   DDI Corporation................      183,345
         46   East Japan Railway Company.....      269,877
      8,900   Fanuc, Ltd.....................      605,543
         89   Fuji Television Network, Inc...      620,350
     34,000   Fujitsu, Ltd...................      501,366
     28,000   Hitachi, Ltd...................      249,597
      6,000   Ito-Yokado Company, Ltd........      299,475
     13,000   Kao Corporation................      377,933
     17,000   Kokuyo Company, Ltd............      252,767
     15,000   Kyocera Corporation............    1,637,916
     24,000   Makita Corporation.............      168,126
     52,000   Marui Company, Ltd.............      785,464
      4,500   Matsushita Communication
                Industrial Company, Ltd......      565,455
     69,000   Matsushita Electric Industrial
                Company, Ltd.................    1,649,475
    124,000   Mitsui Fudosan Company, Ltd....    1,232,399
        266   Mizuho Holdings, Inc...........    1,649,107
     16,900   Murata Manufacturing
                Company, Ltd.................    1,983,012
     90,000   NEC Corporation................    1,647,110
        229   Nippon Telegraph & Telephone
                Corporation..................    1,650,324
     79,000   Nomura Securities Company, Ltd.    1,421,585
         62   NTT DoCoMo, Inc................    1,069,527
     28,000   Sankyo Company, Ltd............      671,804
     13,240   Seven-Eleven Japan Company, Ltd.     753,590
     15,000   Shin-Etsu Chemical Company, Ltd.     577,933
     28,000   Shiseido Company, Ltd..........      312,609
      1,200   Softbank Corporation...........       41,716
     39,600   Sony Corporation...............    2,739,405
    122,000   Sumitomo Bank, Ltd.............    1,253,117
     54,000   Sumitomo Corporation...........      388,687
      6,000   TDK Corporation................      584,238
     16,000   The Furukawa Electric
                Company, Ltd.................      279,510
      9,900   Tokyo Electron, Ltd............      544,413
    197,000   Toshiba Corporation............    1,317,933
     30,000   Yamanouchi Pharmaceutical
                Company, Ltd.................    1,297,723
                                               -----------
                                                31,859,139
                                               -----------
   KOREA -- 0.7%
     16,600   Korea Telecom Corporation,
                Sponsored ADR+...............      514,600
     11,643   Pohang Iron & Steel Company,
                Ltd., Sponsored ADR..........      181,194
      5,031   Samsung Electronics Company....      628,378
                                               -----------
                                                 1,324,172
                                               -----------
   MEXICO -- 1.7%
    157,340   Fomento Economico
                Mexicano, S.A. de C.V........      469,965
     16,000   Grupo Iusacell, ADR+...........      156,000
     35,285   Grupo Televisa-GDR (2 Part Cert)+  1,585,620
     20,918   Telefonos de Mexicano S.A.
                de C.V.,  ADR................      943,925
                                               -----------
                                                 3,155,510
                                               -----------

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   NETHERLANDS -- 7.4%
     10,250   ABN Amro Holdings NV...........  $   233,074
      2,296   Akzo Nobel NV..................      123,300
     38,450   ASM Lithography, Holding NV+...      873,229
     21,860   Elsevier NV....................      321,394
     31,780   Fortis NV......................    1,032,348
     41,840   ING Groep NV, CVA Shares.......    3,342,068
      4,440   Koninklijke KPN NV.............       51,106
     64,049   Philips Electronics NV.........    2,346,366
     25,570   Royal Dutch Petroleum Company..    1,566,657
     17,843   STMicroelectronics NV..........      778,963
      4,208   United Pan-Europe
                Communications NV+...........       42,983
     47,460   VNU NV.........................    2,332,602
     25,848   Wolters Kluwer NV..............      704,725
                                               -----------
                                                13,748,815
                                               -----------
   NORWAY -- 0.3%
     24,730   Orkla ASA, A Shares............      487,954
                                               -----------
   PORTUGAL -- 0.3%
     13,503   Jeronimo Martins SGPS, S.A.....      139,450
     46,500   Portugal Telecom SGPS, S.A.....      425,215
                                               -----------
                                                   564,665
                                               -----------
   SINGAPORE -- 0.8%
     18,000   DBS Group Holdings, Ltd........      203,460
    137,000   Singapore Telecommunications, Ltd.   212,532
    136,272   United Overseas Bank, Ltd......    1,021,647
                                               -----------
                                                 1,437,639
                                               -----------
   SPAIN -- 3.0%
    100,783   Banco Bilbao Vizcaya
                Argentaria S.A...............    1,499,729
    121,367   Banco Santander Central
                Hispano S.A..................    1,298,978
     55,318   Endesa S.A.....................      942,626
     33,823   Repsol YPF S.A.................      540,465
     53,257   Telefonica S.A.+...............      880,006
      8,188   Telefonica S.A., Sponsored ADR+      409,400
                                               -----------
                                                 5,571,204
                                               -----------
   SWEDEN -- 4.0%
      4,672   ABB AB.........................      479,802
      5,550   Atlas Copco AB, Series B.......      116,170
     22,740   Electrolux AB, Series B........      295,231
    212,930   Ericsson AB, B Shares..........    2,425,942
     37,500   Hennes & Mauritz AB, Series B..      580,255
    169,772   Nordea AB......................    1,286,492
     28,452   Nordea AB+.....................      221,893
      7,410   Sandvik AB, Series B...........      178,270
    101,626   Securitas AB, Series B.........    1,884,855
                                               -----------
                                                 7,468,910
                                               -----------


                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                                DECEMBER 31, 2000

                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
COMMON STOCK -- (CONTINUED)
   SWITZERLAND -- 4.2%
      5,623   ABB, Ltd.......................  $   599,428
      1,375   Adecco S.A.....................      865,474
      4,500   Credit Suisse Group,
                Registered Shares............      855,292
      1,156   Nestle S.A., Registered Shares.    2,696,501
         91   Roche Holding AG, Genusch......      927,127
     12,204   UBS AG, Registered Shares......    1,991,952
                                               -----------
                                                 7,935,774
                                               -----------
   TAIWAN -- 0.4%
    304,840   Taiwan Semiconductor
                Manufacturing Company+.......      732,567
                                               -----------
   UNITED KINGDOM -- 24.4%
     18,000   Abbey National Plc.............      327,769
     38,433   AstraZeneca Group Plc..........    1,937,628
      2,500   Autonomy Corporation Plc+......       71,217
     27,980   B G Group Plc..................      109,507
    111,000   BP Amoco Plc...................      895,383
     69,000   British Telecommunications Plc.      589,573
    171,000   Cable & Wireless Plc...........    2,306,620
     94,436   Cadbury Schweppes Plc..........      653,147
     28,000   Celltech Group Plc+............      494,806
     57,600   Centrica Plc...................      223,066
    130,064   Diageo Plc.....................    1,457,171
     19,500   Dimension Data Holdings Plc+...      131,663
     25,000   Electrocomponents Plc..........      247,224
      7,000   GKN Plc........................       73,928
    226,522   GlaxoSmithKline Plc+...........    6,395,343
    272,800   Granada Compass Plc+...........    2,968,699
     16,850   Granada Media Plc+.............      106,975
    115,200   Hays Plc.......................      664,251
     45,000   Hilton Group Plc...............      140,492
     34,000   HSBC Holdings Plc..............      503,468
     86,000   Kingfisher Plc.................      639,443
     27,980   Lattice Group Plc+.............       63,113
     94,500   Marconi Plc....................    1,014,969
     19,000   Reckitt Benckiser Plc..........      261,684
    318,000   Reed International Plc.........    3,325,197
     75,000   Rio Tinto Plc..................    1,319,772
    223,520   Royal Bank of Scotland Group Plc   5,282,203
    415,000   Shell Transport & Trading
                Company Plc..................    3,403,398
     42,000   Smith (David S.) Holdings Plc..      106,030
     68,000   Standard Chartered Plc.........      980,231
    207,300   Tesco Plc......................      844,610
    203,364   Tomkins Plc....................      448,083
     86,857   Unilever Plc...................      743,450
     31,200   United Business Media Plc......      396,156
  1,224,634   Vodafone Group Plc.............    4,491,072
    144,000   WPP Group Plc..................    1,875,734
                                               -----------
                                                45,493,075
                                               -----------


                                                   VALUE
   SHARES                                        (NOTE 1)
  --------                                      ----------
   UNITED STATES -- 0.2%
     12,600   Flextronics International, Ltd.+ $    359,100
      3,800   Nortel Networks Corporation....       121,837
                                               ------------
                                                    480,937
                                               ------------
              Total Common Stock
                (Cost $178,563,237)..........   182,088,445
                                               ------------
PREFERRED STOCK -- 1.1%
   AUSTRALIA -- 0.5%
    142,107   News Corporation (The), Ltd....     1,010,710
                                               ------------
   BRAZIL -- 0.6%
     46,535   Petroleo Brasiliero S.A. Petrobras  1,092,499
                                               ------------
              Total Preferred Stock
                (Cost $2,803,956)............     2,103,209
                                               ------------
TOTAL INVESTMENTS
   (COST $181,367,193*)..............    98.7%  184,191,654
OTHER ASSETS AND LIABILITIES
   (NET).............................     1.3%    2,472,084
                                        ------ ------------
NET ASSETS...........................   100.0% $186,663,738
                                        ====== ============

----------------------
      * Aggregate cost for federal tax purposes was $182,131,951. + Non-Income Producing Security.

Abbreviations:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
Ord. --Ordinary

                       See Notes to Financial Statements.

================================================================================
   PORTFOLIO OF INVESTMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                                DECEMBER 31, 2000

At December 31, 2000, sector diversification of the Portfolio was as follows:

                                          % OF        VALUE
SECTOR DIVERSIFICATION                 NET ASSETS   (NOTE 1)
----------------------                 ----------   --------
COMMON STOCK:
Telecommunications..................      15.8%  $29,509,423
Health and Personal Care............      13.3%   24,759,556
Banking.............................      12.3%   23,025,277
Electronics and Instruments.........      10.9%   20,159,151
Financial Services..................       8.5%   15,922,662
Energy..............................       8.0%   14,996,167
Broadcasting and Publishing.........       6.7%   12,534,228
Insurance...........................       4.3%    8,002,354
Diviersified Multi-Industry.........       3.2%    5,905,556
Food and Grocery Products...........       2.7%    5,109,023
Computers and Communication.........       1.9%    3,501,451
Multi-Industry......................       1.8%    3,362,982
Real Estate.........................       1.3%    2,459,209
Retail Trade........................       1.3%    2,412,213
Metals and Mining...................       1.1%    2,016,859
Construction and Building Materials.       1.0%    1,836,106
Diviersified Industrial Manufacturing      0.7%    1,391,067
Machinery and Engineering Services..       0.6%    1,188,515
Utilities...........................       0.6%    1,165,692
Household Products..................       0.6%    1,038,681
Chemicals...........................       0.3%      520,059
Textiles and Apparel................       0.2%      345,681
Entertainment and Leisure...........       0.2%      342,368
Transport and Storage...............       0.2%      332,990
Forestry and Paper Products.........       0.1%      106,030
Automotive..........................       0.0%#      73,928
Data Processing.....................       0.0%#      71,217
                                         ------ ------------
TOTAL COMMON STOCK..................      97.6%  182,088,445
TOTAL PREFERRED STOCK...............       1.1%    2,103,209
                                         ------ ------------
TOTAL INVESTMENTS...................      98.7%  184,191,654
OTHER ASSETS AND LIABILITIES........       1.3%    2,472,084
                                         ------ ------------
NET ASSETS..........................     100.0% $186,663,738
                                         ====== ============


------------------------------------------
#  Amount represents less than 0.1%

                       See Notes to Financial Statements.

================================================================================
   STATEMENTS OF ASSETS AND LIABILITIES
================================================================================
                              ENDEAVOR SERIES TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                           DREYFUS
                                 CAPITAL      CAPITAL         CAPITAL       DREYFUS          U.S.         ENDEAVOR       ENDEAVOR
                                GUARDIAN      GUARDIAN       GUARDIAN      SMALL CAP      GOVERNMENT        ASSET        ENHANCED
                                 GLOBAL      U.S. EQUITY       VALUE         VALUE        SECURITIES     ALLOCATION        INDEX
                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                               -----------   -----------   ------------   ------------   ------------   ------------   ------------
ASSETS:
Investments, at value (Note 1)
   See accompanying
   schedule .................  $50,788,012   $33,703,238   $180,584,486   $213,540,255   $ 74,242,547   $363,262,450   $156,612,445
Repurchase agreements
   (Note 1) .................           --            --             --            --              --     27,053,000             --
Cash ........................           --            --             --            --       8,252,410             --             --
Foreign currency, at value
   (Cost $730,619, $1,980,
   $3,327, $75 and $570,970,
   respectively) ............      750,783            --             --            --              --             --             --
Receivable for investment
   securities sold ..........           --        35,103      2,245,920     3,625,666      33,880,212      7,306,795        479,519
Unamortized organization
   costs (Note 6) ...........       16,358            --             --            --              --             --          6,659
Dividends and/or interest
   receivable ...............       43,893        23,209        190,969       108,153         967,877      1,438,545        153,145
Net unrealized appreciation
   on forward foreign
   currency contracts .......        3,062            --             --            --              --             --             --
Prepaid expenses ............        1,442           994          6,056         6,135           2,465         15,715          4,824
Variation Margin (Note 1) ...           --            --             --            --          37,109          6,359             --
Other Assets ................           --            --             --            --              --          8,099             --
                               -----------   -----------   ------------   ------------   ------------   ------------   ------------
   Total Assets .............   51,603,550    33,762,544    183,027,431    217,280,209    117,382,620    399,090,963    157,256,592
                               -----------   -----------   ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payable for investment
   securities purchased .....      507,806       127,726        473,802      3,806,245     42,093,527     46,019,189        482,070
Foreign currency, at value
   (Cost $43,400) ...........           --            --             --             --             --             --             --
Options written (Premiums
   received $58,230) ........           --            --             --             --         57,998             --             --
Distributions Payable                   --            --             --             --             --             --             --
Due to Custodian ............      687,952        96,426         53,597        227,718             --        464,905        121,689
Variation Margin (Note 1) ...           --            --             --             --             --             --         17,911
Investment management fee
   payable (Note 2) .........       42,850        22,602        128,240        137,475         41,590        231,719         98,262
Accrued expenses and other
   payables .................       13,303         8,954         17,502         22,664          7,996         42,144         19,242
                               -----------   -----------   ------------   ------------   ------------   ------------   ------------
   Total Liabilities ........    1,251,911       255,708        673,141      4,194,102     42,201,111     46,757,957        739,174
                               -----------   -----------   ------------   ------------   ------------   ------------   ------------
NET ASSETS ..................  $50,351,639   $33,506,836   $182,354,290   $213,086,107   $ 75,181,509   $352,333,006   $156,517,418
                               ===========   ===========   ============   ============   ============   ============   ============
Investments, at
   Identified Cost ..........  $52,283,273   $33,398,746   $162,846,361   $252,078,686   $ 74,016,675   $357,137,412   $157,466,320
                               ===========   ===========   ============   ============   ============   ============   ============


                       See Notes to Financial Statements.

                                                                                              T. ROWE        T. ROWE      T. ROWE
                                                 ENDEAVOR      ENDEAVOR                        PRICE          PRICE        PRICE
                                   ENDEAVOR        JANUS         MONEY        JENNISON        EQUITY         GROWTH    INTERNATIONAL
                                  HIGH YIELD      GROWTH        MARKET         GROWTH         INCOME          STOCK        STOCK
                                   PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
                                 -----------   ------------   ------------   -----------   ------------   ------------  ------------
ASSETS:
Investments, at value (Note 1)
   See accompanying
   schedule .................    $21,276,399   $754,520,263   $108,982,946   $36,361,372   $256,990,014   $270,447,312  $184,191,654
Repurchase agreements
   (Note 1) .................             --             --             --            --             --             --            --
Cash ........................             --             --     15,566,615        46,538             --             --     1,607,330
Foreign currency, at value
   (Cost $730,619, $1,980,
   $3,327, $75 and $570,970,
   respectively) ............          2,035          3,127             --            --             81             --       573,572
Receivable for investment
   securities sold ..........         19,633      6,355,022             --       201,709        414,531        577,271            --
Unamortized organization
   costs (Note 6) ...........         10,811             --             --         4,571             --             --            --
Dividends and/or interest
   receivable ...............        503,032        239,883        148,511        21,947        442,540        278,263       444,799
Net unrealized appreciation
   on forward foreign
   currency contracts .......             --             --             --            --             --             --            --
Prepaid expenses ............            628         33,628            844         1,318          7,636          8,283         6,925
Variation Margin (Note 1) ...             --             --             --            --             --             --            --
Other Assets ................             --             --             --            --             --             --            --
                                 -----------   ------------   ------------   -----------   ------------   ------------  ------------
   Total Assets .............     21,812,538    761,151,923    124,698,916    36,637,455   257,854,802     271,311,129   186,824,280
                                 -----------   ------------   ------------   -----------   ------------   ------------  ------------
LIABILITIES:
Payable for investment
   securities purchased .....          5,042      5,692,089             --       146,646             --        959,924            --
Foreign currency, at value
   (Cost $43,400) ...........             --             --             --            --             --         67,646            --
Options written (Premiums
   received $58,230) ........             --             --             --            --             --             --            --
Distributions Payable                     --             --          6,331            --             --             --            --
Due to Custodian ............         51,503        694,307             --            --        315,983         89,463            --
Variation Margin (Note 1) ...             --             --             --            --             --             --            --
Investment management fee
   payable (Note 2) .........         13,778        516,425         50,876        26,691        171,683        181,176       141,651
Accrued expenses and other
   payables .................          8,945         65,065         13,076         5,661         23,691         29,632        18,891
                                 -----------   ------------   ------------   -----------   ------------   ------------  ------------
   Total Liabilities ........         79,268      6,967,886         70,283       178,998        511,357      1,327,841       160,542
                                 -----------   ------------   ------------   -----------   ------------   ------------  ------------
NET ASSETS ..................    $21,733,270   $754,184,037   $124,628,633   $36,458,457   $257,343,445   $269,983,288  $186,663,738
                                 ===========   ============   ============   ===========   ============   ============  ============
Investments, at
   Identified Cost ..........    $24,480,872   $794,017,453   $108,982,946   $39,237,677   $241,195,608   $243,261,102  $181,367,193
                                 ===========   ============   ============   ===========   ============   ============  ============


                       See Notes to Financial Statements.

================================================================================
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                         DREYFUS
                                 CAPITAL      CAPITAL        CAPITAL        DREYFUS        U.S.         ENDEAVOR       ENDEAVOR
                                GUARDIAN      GUARDIAN      GUARDIAN       SMALL CAP    GOVERNMENT        ASSET        ENHANCED
                                 GLOBAL      U.S. EQUITY      VALUE          VALUE      SECURITIES     ALLOCATION        INDEX
                                PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                              -----------   -----------   ------------   ------------   -----------   ------------   ------------
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(loss) ...........  $    (3,062)  $    32,408    $ 1,401,861   $        --    $ 4,067,791   $  6,100,801   $    872,980
Accumulated net realized
   gain/(loss) on investments
   sold, futures contracts,
   forward foreign exchange
   contracts, foreign
   currencies and net
   other assets ............      513,545        15,635     12,882,220    59,964,380     (1,690,091)    33,936,097     (3,450,235)
Net unrealized appreciation/
   (depreciation) of investments,
   futures contracts, forward
   foreign exchange contracts,
   foreign currencies and
   net other assets ........   (1,470,725)      304,492     17,738,125   (38,538,431)       178,213     32,855,670       (827,963)
Paid-in capital ............   51,311,881    33,154,301    150,332,084   191,660,158     72,625,596    279,440,438    159,922,636
                              -----------   -----------   ------------   ------------   -----------   ------------   ------------
   Total Net Assets ........  $50,351,639   $33,506,836   $182,354,290   $213,086,107   $75,181,509   $352,333,006   $156,517,418
                              ===========   ===========   ============   ============   ===========   ============   ============
NET ASSET VALUE, offering
   price and redemption price
   per share of beneficial
   interest outstanding ....  $     12.06   $     10.10   $      17.58   $      15.62   $     11.88          19.47   $      15.13
                              ===========   ===========   ============   ============   ===========   ============   ============
Number of Portfolio shares
   outstanding .............    4,175,880     3,316,410     10,374,983    13,643,257      6,329,189     18,097,618     10,345,181
                              ===========   ===========   ============   ============   ===========   ============   ============


                       See Notes to Financial Statements.

                                                                                           T. ROWE         T. ROWE       T. ROWE
                                               ENDEAVOR       ENDEAVOR                      PRICE           PRICE         PRICE
                                 ENDEAVOR        JANUS          MONEY       JENNISON       EQUITY          GROWTH     INTERNATIONAL
                                HIGH YIELD      GROWTH         MARKET        GROWTH        INCOME           STOCK         STOCK
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO
                               -----------   ------------   ------------   -----------   ------------   ------------   ------------
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(loss) ...........   $ 1,691,134   $       (138)  $         --   $   660,050   $  4,891,333   $         --   $   (371,266)
Accumulated net realized
   gain/(loss) on investments
   sold, futures contracts,
   forward foreign exchange
   contracts, foreign
   currencies and net
   other assets ............      (357,814)       524,274          1,277    (1,718,545)    20,357,168     35,549,534     33,470,768
Net unrealized appreciation/
   (depreciation) of investments
   futures contracts, forward
   foreign exchange contracts,
   foreign currencies and
   net other assets ........    (3,204,331)   (39,497,391)            --    (2,876,305)    15,794,322     27,165,390      2,815,209
Paid-in capital ............    23,604,281    793,157,292    124,627,356    40,393,257    216,300,622    207,268,364    150,749,027
                               -----------   ------------   ------------   -----------   ------------   ------------   ------------
   Total Net Assets ........   $21,733,270   $754,184,037   $124,628,633   $36,458,457   $257,343,445   $269,983,288   $186,663,738
                               ===========   ============   ============   ===========   ============   ============   ============
NET ASSET VALUE, offering
   price and redemption price
   per share of beneficial
   interest outstanding ....   $      9.06   $      67.34   $       1.00   $     10.30   $      19.52   $      25.62   $      15.18
                               ===========   ============   ============   ===========   ============   ============   ============
Number of Portfolio shares
   outstanding .............     2,399,289     11,199,170    124,627,356     3,539,320     13,182,012     10,537,882     12,300,658
                               ===========   ============   ============   ===========   ============   ============   ============



                       See Notes to Financial Statements.

================================================================================
   STATEMENTS OF OPERATIONS
================================================================================
                              ENDEAVOR SERIES TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                          DREYFUS
                                  CAPITAL      CAPITAL        CAPITAL       DREYFUS        U.S.         ENDEAVOR     ENDEAVOR
                                 GUARDIAN      GUARDIAN      GUARDIAN      SMALL CAP    GOVERNMENT        ASSET      ENHANCED
                                  GLOBAL      U.S. EQUITY      VALUE         VALUE      SECURITIES     ALLOCATION      INDEX
                                PORTFOLIO*    PORTFOLIO**   PORTFOLIO*     PORTFOLIO     PORTFOLIO      PORTFOLIO   PORTFOLIO
                                 --------     -----------   ----------    ----------    ----------     ----------   ----------
INVESTMENT INCOME:
Dividends ...................   $ 388,961     $  78,897     $2,926,676    $1,312,449    $       --     $1,801,229   $2,090,213
Interest ....................     305,486        35,121        122,490       109,747     4,621,270      7,716,214      200,513
Other .......................      27,784            --             --         1,023            --         12,253        1,277
Foreign taxes withheld ......     (10,587)           --             --            --            --             --       (5,117)
                                 --------      --------     ----------    ----------    ----------     ----------   ----------
   Total Investment Income ..     711,644       114,018      3,049,166     1,423,219     4,621,270      9,529,696    2,286,886
                                 --------      --------     ----------    ----------    ----------     ----------   ----------
EXPENSES:
Investment management fee
   (Note 2) .................     542,729        61,150      1,476,561     1,675,098       490,746      3,037,259    1,230,217
Administration fees (Note 2)       45,303         9,490         72,097        76,284        29,328        158,983       61,390
Custodian fees (Note 2) .....      58,124         5,856         21,445        58,736        16,924         89,945       48,843
Transfer agent fees .........         155            18            578           461           256          1,402          393
Marketing fees paid indirectly
   (Note 2) .................          --            --         47,056       735,554            --         55,005           --
Professional fees ...........       8,336         2,752         31,647        36,972        12,689         70,301       28,919
Amortization of organization
   costs (Note 6) ...........       7,848            --             --            --            --             --        5,011
Trustees' fees and expenses
   (Note 2) .................       4,365         1,390         14,999        15,604         6,226         31,882       13,946
Printing fees ...............       2,506           553         16,034        21,397         4,771         20,604       10,186
Insurance fees ..............       1,621            --          6,745         6,653         2,732         14,248        5,027
Other .......................       5,764           401          6,207        11,025         8,279         26,926       14,946
                                 --------      --------     ----------    ----------    ----------     ----------   ----------
   Subtotal .................     676,751        81,610      1,693,369     2,637,784       571,951      3,506,555    1,418,878
Waiver/reimbursement
   (Note 2) .................          --            --             --            --            --             --           --
Fees paid indirectly (Note 2)          --            --        (47,056)     (735,554)           --        (55,005)          --
Credits allowed by the
   custodian (Note 2) .......      (7,465)           --           (357)       (4,511)      (12,053)        (7,755)          --
                                 --------      --------     ----------    ----------    ----------     ----------   ----------
   Total expenses ...........     669,286        81,610      1,645,956     1,897,719       559,898      3,443,795    1,418,878
                                 --------      --------     ----------    ----------    ----------     ----------   ----------
NET INVESTMENT
   INCOME/(LOSS) ............      42,358        32,408      1,403,210      (474,500)    4,061,372      6,085,901      868,008
                                 --------      --------     ----------    ----------    ----------     ----------   ----------

----------------------
   * Effective October 9, 2000, Capital Guardian Trust Company became the investment adviser and the names of the Endeavor Select Portfolio and Endeavor Value Equity Portfolio were changed to Capital Guardian Global Portfolio and Capital Guardian Value Portfolio, respectively.
 ** The Capital Guardian U.S. Equity Portfolio commenced operations on October 9, 2000.
*** Effective October 9, 2000, Jennison Associates LLC became the investment adviser and the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth Portfolio.

                       See Notes to Financial Statements.

                                                                                            T. ROWE         T. ROWE       T. ROWE
                                              ENDEAVOR       ENDEAVOR                        PRICE           PRICE         PRICE
                                ENDEAVOR        JANUS          MONEY        JENNISON        EQUITY          GROWTH     INTERNATIONAL
                               HIGH YIELD      GROWTH         MARKET         GROWTH         INCOME           STOCK         STOCK
                                PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO***     PORTFOLIO       PORTFOLIO     PORTFOLIO
                               ----------    -----------    ----------    ------------     ----------     ----------    ----------
INVESTMENT INCOME:             $       --    $ 1,766,118    $       --     $  389,639     $ 6,391,618     $1,880,425    $2,684,892
Dividends ...................   1,896,801      4,702,308     7,306,223        647,651         602,915        680,323        45,786
Interest ....................      27,539             --            --             --              --             --            --
Other .......................          --         (6,477)           --           (332)        (10,204)       (24,666)     (283,905)
Foreign taxes withheld ......  ----------    -----------    ----------     ----------      ----------     ----------    ----------
                                1,924,340      6,461,949     7,306,223      1,036,958       6,984,329      2,536,082     2,446,773
   Total Investment Income ..  ----------    -----------    ----------     ----------      ----------     ----------    ----------

EXPENSES:
Investment management fee         165,882      8,461,352       574,105        332,311       1,944,264      2,227,639     1,946,195
   (Note 2) .................      42,527        143,645        45,287         14,789          92,694        102,925        84,930
Administration fees (Note 2)        7,355        135,874        17,369         13,500          42,146         67,224       196,180
Custodian fees (Note 2) .....          51          1,900           399            129             642            802           786
Transfer agent fees .........
Marketing fees paid indirectly         --             --            --         27,760           3,575         32,170            --
   (Note 2) .................       4,798        175,446        18,072          5,324          41,592         49,392        36,864
Professional fees ...........
Amortization of organization        4,490             --            --          5,208              --             --            --
   costs (Note 6) ...........
Trustees' fees and expenses         2,039         85,732        10,276          3,583          16,459         20,217        17,994
   (Note 2) .................       1,422         50,569        10,937          2,847          15,910         24,690        14,651
Printing fees ...............         680         38,697         3,797          1,430           8,202          9,110         7,853
Insurance fees ..............      14,675         28,068         5,906          3,990          13,441         12,119        19,706
Other .......................  ----------    -----------    ----------     ----------      ----------     ----------    ----------
                                  243,919      9,121,283       686,148        410,871       2,178,925      2,546,288     2,325,159
   Subtotal .................
Waiver/reimbursement                   --        (93,456)           --             --              --             --            --
   (Note 2) .................          --             --            --        (27,760)         (3,575)       (32,170)           --
Fees paid indirectly (Note 2)
Credits allowed by the             (2,956)       (14,295)       (1,081)        (1,753)             --           (753)     (194,943)
   custodian (Note 2) .......  ----------    -----------    ----------     ----------      ----------     ----------    ----------
                                  240,963      9,013,532       685,067        381,358       2,175,350      2,513,365     2,130,216
   Total expenses ...........  ----------    -----------    ----------     ----------      ----------     ----------    ----------

NET INVESTMENT                  1,683,377     (2,551,583)    6,621,156        655,600       4,808,979         22,717       316,557
   INCOME/(LOSS) ............  ----------    -----------    ----------     ----------      ----------     ----------    ----------


                       See Notes to Financial Statements.

================================================================================
   STATEMENTS OF OPERATIONS (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                          DREYFUS
                                 CAPITAL       CAPITAL       CAPITAL        DREYFUS        U.S.         ENDEAVOR     ENDEAVOR
                                GUARDIAN       GUARDIAN     GUARDIAN       SMALL CAP    GOVERNMENT        ASSET      ENHANCED
                                 GLOBAL       U.S. EQUITY     VALUE          VALUE      SECURITIES     ALLOCATION      INDEX
                               PORTFOLIO*     PORTFOLIO**  PORTFOLIO*      PORTFOLIO     PORTFOLIO      PORTFOLIO   PORTFOLIO
                              -----------      --------    -----------   ------------   -----------   ------------  ------------
REALIZED AND
   UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCY
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Investments ..............     600,177        15,635     12,883,061     62,050,016     1,576,922     34,983,089    (2,325,185)
   Futures contracts ........          --            --             --             --    (1,319,878)      (666,439)     (778,221)
   Forward foreign exchange
     contracts ..............          --            --             --             --            --             --            --
   Foreign currencies and net
     other assets ...........    (258,863)           --             --             --            --             --            --
                              -----------      --------    -----------   ------------   -----------   ------------  ------------
Net realized gain/(loss) on
   investments and foreign
   currency during the period     341,314       15,635      12,883,061     62,050,016       257,044     34,316,650    (3,103,406)
                              -----------      --------    -----------   ------------   -----------   ------------  ------------
Net change in unrealized
   appreciation/(depreciation) of:
   Investments ..............  (9,565,363)      304,492     (6,246,697)   (40,300,803)    2,973,473    (61,679,917)  (16,160,892)
   Futures contracts                   --            --             --             --      (118,949)      (428,681)     (109,249)
   Forward foreign exchange
     contracts ..............       3,062            --             --             --            --             --            --
   Foreign currencies and
     net other assets .......     (52,427)           --           (290)            --            --             --            --
                              -----------      --------    -----------   ------------   -----------   ------------  ------------
Net unrealized appreciation/
   (depreciation) of investments
   and foreign currency during
    the period ..............  (9,614,728)      304,492     (6,246,987)   (40,300,803)    2,854,524    (62,108,598)  (16,270,141)
                              -----------      --------    -----------   ------------   -----------   ------------  ------------
Net realized and unrealized
   gain/(loss) on investments
   and foreign currency
   during the period ........  (9,273,414)      320,127      6,636,074     21,749,213     3,111,568    (27,791,948)  (19,373,547)
                              -----------      --------    -----------   ------------   -----------   ------------  ------------
NET INCREASE/(DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS ............... $(9,231,056)     $352,535    $ 8,039,284   $ 21,274,713   $ 7,172,940   $(21,706,047) $(18,505,539)
                              ===========      ========    ===========   ============   ===========   ============  ============

-----------------
  * Effective October 9, 2000, Capital Guardian Trust Company became the investment adviser and the names of the Endeavor Select Portfolio and Endeavor Value Equity Portfolio were changed to Capital Guardian Global Portfolio and Capital Guardian Value Portfolio, respectively.
 ** The Capital Guardian U.S. Equity Portfolio commenced operations on October
    9, 2000.
*** Effective October 9, 2000, Jennison Associates LLC became the investment adviser and the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth Portfolio.

                       See Notes to Financial Statements.

                                                                                             T. ROWE       T. ROWE        T. ROWE
                                               ENDEAVOR                                       PRICE         PRICE          PRICE
                                 ENDEAVOR        JANUS          MONEY        JENNISON        EQUITY        GROWTH      INTERNATIONAL
                                HIGH YIELD      GROWTH         MARKET         GROWTH         INCOME         STOCK          STOCK
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO***     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                -----------  -------------  ------------   ------------   ------------  ------------   ------------
REALIZED AND
   UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCY
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Investments ..............      (100,772)    18,398,544         1,376     (1,718,545)    20,487,386    36,211,053     33,992,839
   Futures contracts ........            --             --            --             --             --            --             --
   Forward foreign exchange
     contracts ..............         3,045             --            --             --             --            --             --
   Foreign currencies and net
     other assets ...........           351         11,008            --             --        (19,332)     (198,633)      (334,440)
                                -----------  -------------  ------------   ------------   ------------  ------------   ------------
Net realized gain/(loss) on
   investments and foreign
   currency during the period       (97,376)    18,409,552         1,376     (1,718,545)    20,468,054    36,012,420     33,658,399
                                -----------  -------------  ------------   ------------   ------------  ------------   ------------
Net change in unrealized
   appreciation/(depreciation)
   Investments ..............    (2,761,787)  (336,644,072)           --     (3,781,332)     2,287,148   (37,685,265)   (72,600,095)
   Futures contracts                     --             --            --             --             --            --             --
   Forward foreign exchange
     contracts ..............            --             --            --             --             --            --             --
   Foreign currencies and
     net other assets .......           142           (220)           --             --            496       (20,531)        (7,414)
                                -----------  -------------  ------------   ------------   ------------  ------------   ------------
Net unrealized appreciation/
   (depreciation) of investments
   and foreign currency during
    the period ..............    (2,761,645)  (336,644,292)           --     (3,781,332)     2,287,644   (37,705,796)   (72,607,509)
                                -----------  -------------  ------------   ------------   ------------  ------------   ------------
Net realized and unrealized
   gain/(loss) on investments
   and foreign currency
   during the period ........    (2,859,021)  (318,234,740)        1,376     (5,499,877)    22,755,698    (1,693,376)   (38,949,110)
                                -----------  -------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE/(DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS ...............   $(1,175,644) $(320,786,323) $  6,622,532   $ (4,844,277)  $ 27,564,677  $ (1,670,659)  $(38,632,553)
                                ===========  =============  ============   ============   ============  ============   ============


                       See Notes to Financial Statements.

================================================================================
   STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                              ENDEAVOR SERIES TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                             DREYFUS
                                CAPITAL        CAPITAL          CAPITAL        DREYFUS        U.S.          ENDEAVOR    ENDEAVOR
                               GUARDIAN        GUARDIAN        GUARDIAN       SMALL CAP    GOVERNMENT         ASSET     ENHANCED
                                GLOBAL        U.S. EQUITY        VALUE          VALUE      SECURITIES      ALLOCATION     INDEX
                              PORTFOLIO*      PORTFOLIO**     PORTFOLIO*      PORTFOLIO     PORTFOLIO       PORTFOLIO  PORTFOLIO
                             ------------   -------------   -------------  -------------   ------------  ------------- ------------
Net investment
   income/(loss) ..........  $     42,358   $      32,408   $   1,403,210  $    (474,500)  $  4,061,372  $   6,085,901 $    868,008
Net realized gain/(loss) on
   investments sold, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............       341,314          15,635      12,883,061     62,050,016        257,044     34,316,650   (3,103,406)
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............    (9,614,728)        304,492      (6,246,987)   (40,300,803)     2,854,524    (62,108,598) (16,270,141)
                             ------------   -------------   -------------  -------------   ------------  ------------- ------------
Net increase/(decrease)
   in net assets resulting
   from operations ........    (9,231,056)        352,535       8,039,284     21,274,713      7,172,940    (21,706,047) (18,505,539)
Distributions to
   shareholders from net
   investment income ......            --              --      (1,793,729)            --     (4,743,313)    (5,838,631)    (767,531)
Distributions to
   shareholders from
   net realized gains .....    (4,814,106)             --     (28,955,230)   (31,946,414)            --    (32,107,241)  (9,775,182)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..    23,626,927      33,154,301      (4,589,317)    35,955,065    (11,024,975)    (2,940,873)  31,598,967
                             ------------   -------------   -------------  -------------   ------------  ------------- ------------
Net increase/(decrease)
   in net assets ..........     9,581,765      33,506,836     (27,298,992)    25,283,364     (8,595,348)   (62,592,792)   2,550,715
NET ASSETS:
Beginning of period .......    40,769,874              --     209,653,282    187,802,743     83,776,857    414,925,798  153,966,703
                             ------------   -------------   -------------  -------------   ------------  ------------- ------------
End of period .............  $ 50,351,639   $  33,506,836   $ 182,354,290  $ 213,086,107   $ 75,181,509  $ 352,333,006 $156,517,418
                             ============   =============   =============  =============   ============  ============= ============
Undistributed net
   investment
   income/(loss) ..........  $     (3,062)  $      32,408   $   1,401,861  $          --   $  4,067,791  $   6,100,801 $    872,980
                             ============   =============   =============  =============   ============  ============= ============

--------------------------------------------------------------------------------

  * Effective October 9, 2000, Capital Guardian Trust Company became the investment adviser and the names of the Endeavor Select Portfolio and Endeavor Value Equity Portfolio were changed to Capital Guardian Global Portfolio and Capital Guardian Value Portfolio, respectively.
 ** The Capital Guardian U.S. Equity Portfolio commenced operations on October
    9, 2000.
*** Effective October 9, 2000, Jennison Associates LLC became the investment adviser and the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth Portfolio.

                       See Notes to Financial Statements.

                                                                                          T. ROWE         T. ROWE        T. ROWE
                                           ENDEAVOR       ENDEAVOR                         PRICE           PRICE          PRICE
                             ENDEAVOR        JANUS          MONEY         JENNISON        EQUITY          GROWTH      INTERNATIONAL
                            HIGH YIELD      GROWTH         MARKET          GROWTH         INCOME           STOCK          STOCK
                             PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO***     PORTFOLIO       PORTFOLIO      PORTFOLIO
                           ----------- --------------    ------------    -----------    ------------   ------------    ------------
Net investment
   income/(loss) ..........$ 1,683,377 $   (2,551,583)   $  6,621,156    $   655,600    $  4,808,979   $     22,717    $    316,557
Net realized gain/(loss) on
   investments sold, future
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............    (97,376)    18,409,552           1,376     (1,718,545)     20,468,054     36,012,420      33,658,399
Net change in unrealized
   appreciation/depreciatio
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period ............. (2,761,645)  (336,644,292)             --     (3,781,332)      2,287,644    (37,705,796)    (72,607,509)
                           ----------- --------------    ------------    -----------    ------------   ------------    ------------
Net increase/(decrease)
   in net assets resulting
   from operations ........ (1,175,644)  (320,786,323)      6,622,532     (4,844,277)     27,564,677     (1,670,659)    (38,632,553)
Distributions to
   shareholders from net
   investment income ...... (1,105,820)            --      (6,621,156)      (615,554)     (4,934,396)      (255,091)       (325,017)
Distributions to
   shareholders from
   net realized gains .....         --             --          (4,552)    (2,412,034)    (22,192,187)   (27,337,593)    (22,597,665)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..  4,000,043      9,779,254     (10,146,905)      (569,320)     (7,812,875)    41,367,566      19,564,134
                           ----------- --------------    ------------    -----------    ------------   ------------    ------------
Net increase/(decrease)
   in net assets ..........  1,718,579   (311,007,069)    (10,150,081)    (8,441,185)     (7,374,781)    12,104,223     (41,991,101)
NET ASSETS:
Beginning of period ....... 20,014,691  1,065,191,106     134,778,714     44,899,642     264,718,226    257,879,065     228,654,839
                           ----------- --------------    ------------    -----------    ------------   ------------    ------------
End of period .............$21,733,270 $  754,184,037    $124,628,633    $36,458,457    $257,343,445   $269,983,288    $186,663,738
                           =========== ==============    ============    ===========    ============   ============    ============
Undistributed net
   investment
   income/(loss) ..........$ 1,691,134 $         (138)   $         --    $   660,050    $  4,891,333   $         --    $   (371,266)
                           =========== ==============    ============    ===========    ============   ============    ============


                       See Notes to Financial Statements.

================================================================================
   STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                              ENDEAVOR SERIES TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                  DREYFUS
                                CAPITAL         CAPITAL          DREYFUS           U.S.          ENDEAVOR         ENDEAVOR
                               GUARDIAN        GUARDIAN         SMALL CAP       GOVERNMENT         ASSET          ENHANCED
                                GLOBAL           VALUE            VALUE         SECURITIES      ALLOCATION          INDEX
                               PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                              -----------     ------------     ------------     -----------     ------------    ------------
Net investment
   income/(loss) ..........   $   (31,423)    $  1,793,123     $   (456,820)    $ 4,759,820     $  5,833,153    $    762,104
Net realized gain/(loss) on
   investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............     6,598,244       28,956,944       32,661,115      (1,839,096)      32,726,896       9,540,043
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............     5,308,041      (37,138,973)       9,954,170      (3,653,040)      50,143,643       7,506,141
                              -----------     ------------     ------------     -----------     ------------    ------------
Net increase/(decrease)
   in net assets resulting
   from operations ........    11,874,862       (6,388,906)      42,158,465        (732,316)      88,703,692      17,808,288
Distributions to
   shareholders from net
   investment income ......            --       (2,612,496)              --      (3,363,808)      (6,134,468)       (185,617)
Distributions to
   shareholders from
   net realized gains .....            --       (9,660,903)     (16,262,533)     (1,591,479)     (81,460,029)     (4,083,582)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..     4,030,227      (17,786,277)       3,244,813       6,575,501       60,815,792      76,369,906
                              -----------     ------------     ------------     -----------     ------------    ------------
Net increase/(decrease)
   in net assets ..........    15,905,089      (36,448,582)      29,140,745         887,898       61,924,987      89,908,995

NET ASSETS:
Beginning of period .......    24,864,785      246,101,864      158,661,998      82,888,959      353,000,811      64,057,708
                              -----------     ------------     ------------     -----------     ------------    ------------
End of period .............   $40,769,874     $209,653,282     $187,802,743     $83,776,857     $414,925,798    $153,966,703
                              ===========     ============     ============     ===========     ============    ============
Undistributed net
   investment
   income/(loss) ..........   $   (43,507)    $  1,792,867     $         --     $ 4,742,691     $  5,837,030    $    766,661
                              ===========     ============     ============     ===========     ============    ============

------------------------
* Endeavor Janus Growth Portfolio commenced operations on May 1, 1999.

                       See Notes to Financial Statements.

                                                                                           T. ROWE        T. ROWE         T. ROWE
                                             ENDEAVOR        ENDEAVOR                       PRICE          PRICE           PRICE
                              ENDEAVOR         JANUS           MONEY       JENNISON        EQUITY         GROWTH       INTERNATIONAL
                             HIGH YIELD       GROWTH          MARKET        GROWTH         INCOME          STOCK           STOCK
                              PORTFOLIO     PORTFOLIO*       PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                            ------------  --------------  -------------  ------------  -------------   -------------  -------------
Net investment
   income/(loss) .......... $  1,101,622  $     (483,669) $   5,420,051  $    612,889  $   5,094,683   $     455,378  $   1,374,896
Net realized gain/(loss) on
   investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............     (172,330)    (17,874,270)         4,557     2,412,613     21,933,905      26,967,742     22,788,587
Net change in unrealized
   appreciation/depreciation
   of investments, futures
   contracts, forward
   foreign exchange
   contracts, foreign
   currencies and net
   other assets during
   the period .............     (185,280)    297,146,901             --      (854,443)   (18,037,263)     18,359,748     34,115,959
                            ------------  --------------  -------------  ------------  -------------   -------------  -------------
Net increase/(decrease)
   in net assets resulting
   from operations ........      744,012     278,788,962      5,424,608     2,171,059      8,991,325      45,782,868     58,279,442
Distributions to
   shareholders from net
   investment income ......     (252,489)             --     (5,420,092)     (469,456)    (5,016,696)       (515,433)    (2,819,874)
Distributions to
   shareholders from
   net realized gains .....           --              --             --      (419,666)   (11,857,644)    (16,771,400)    (1,807,333)
Net increase/(decrease)
   in net assets from
   Portfolio share
   transactions (Note 4) ..    9,703,847     786,402,144     33,842,375    (1,888,582)    10,273,031      35,081,701     (9,853,746)
                            ------------  --------------  -------------  ------------  -------------   -------------  -------------
Net increase/(decrease)
   in net assets ..........   10,195,370   1,065,191,106     33,846,891      (606,645)     2,390,016      63,577,736     43,798,489

NET ASSETS:
Beginning of period .......    9,819,321              --    100,931,823    45,506,287    262,328,210     194,301,329    184,856,350
                            ------------  --------------  -------------  ------------  -------------   -------------  -------------
End of period ............. $ 20,014,691  $1,065,191,106  $ 134,778,714  $ 44,899,642  $ 264,718,226   $ 257,879,065  $ 228,654,839
                            ============  ==============  =============  ============  =============   =============  =============
Undistributed net
   investment
   income/(loss) .......... $  1,105,691  $           --  $          --  $    615,303  $   5,076,774   $     254,339  $     (69,077)
                            ============  ==============  =============  ============  =============   =============  =============


                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        CAPITAL GUARDIAN GLOBAL PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        YEAR          YEAR          PERIOD
                                                                                        ENDED         ENDED          ENDED
                                                                                     12/31/00**     12/31/99      12/31/98*+++
                                                                                     ----------     ---------     ----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ............................................   $ 15.77        $ 10.66        $ 10.00
                                                                                       -------        -------        -------
   Net investment income/(loss) ....................................................      0.02          (0.01)          0.07
   Net realized and unrealized gain/(loss) on investments ..........................     (2.37)          5.12           0.59
                                                                                       -------        -------        -------
   Net increase/(decrease) in net assets resulting from investment operations ......     (2.35)          5.11           0.66
                                                                                       -------        -------        -------
   DISTRIBUTIONS:
   Distributions from net realized gains ...........................................     (1.36)            --             --
                                                                                       -------        -------        -------
   Total distributions .............................................................     (1.36)            --             --
                                                                                       -------        -------        -------
   Net asset value, end of period ..................................................   $ 12.06        $ 15.77        $ 10.66
                                                                                       =======        =======        =======
   Total return++ ..................................................................    (15.42)%        47.84%          6.60%
                                                                                       =======        =======        =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............................................   $50,352        $40,770        $24,865
   Ratio of net investment income/(loss) to average net assets .....................      0.08%         (0.12)%         0.75%+
   Ratio of net expenses to average net assets .....................................      1.28%          1.48%          1.49%+
   Ratio of expenses to average net assets .........................................      1.30%          1.49%          1.49%+
   Ratio of net expenses to average net assets before waivers ......................      1.30%          1.49%          1.55%+
   Portfolio turnover rate .........................................................       303%           157%           128%

----------------------------------------------------
     * The Portfolio commenced operations on February 3, 1998.
    ** Effective October 9, 2000, Capital Guardian Trust Company became the portfolio's adviser and the name of the Endeavor Select Portfolio was changed to Capital Guardian Global Portfolio.
     + Annualized.
    ++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       PERIOD
                                                                        ENDED
                                                                      12/31/00*
                                                                      ---------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ............................   $ 10.00
                                                                       -------
   Net investment income ...........................................      0.01
   Net realized and unrealized gain on investments .................      0.09
                                                                       -------
   Net increase in net assets resulting from investment operations .      0.10
                                                                       -------
   Net asset value, end of period ..................................   $ 10.10
                                                                       =======
   Total return++ ..................................................      1.00%
                                                                       =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............................   $33,507
   Ratio of net investment income to average net assets ............      0.45%+
   Ratio of net expenses to average net assets .....................      1.13%+
   Portfolio turnover rate .........................................       108%

------------------------------------------
      * The Portfolio commenced operations on October 9, 2000.
      + Annualized.
     ++ Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        CAPITAL GUARDIAN VALUE PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR         YEAR         YEAR         YEAR          YEAR
                                                            ENDED        ENDED        ENDED        ENDED         ENDED
                                                          12/31/00*    12/31/99     12/31/98     12/31/97     12/31/96++
                                                          --------     --------     --------     --------     ----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ................    $  19.99     $  21.68     $  20.70      $  17.21      $ 14.23
                                                          --------     --------     --------      --------      -------
   Net investment income .............................        0.15         0.18         0.22          0.20         0.20
   Net realized and unrealized gain/(loss)
      on investments .................................        0.68        (0.72)        1.36          3.96         3.15
                                                          --------     --------     --------      --------      -------
   Net increase/(decrease) in net assets resulting
      from investment operations .....................        0.83        (0.54)        1.58          4.16         3.35
                                                          --------     --------     --------      --------      -------
   DISTRIBUTIONS:
   Dividends from net investment income ..............       (0.19)       (0.24)       (0.22)        (0.14)       (0.13)
   Distributions from net realized gains .............       (3.05)       (0.91)       (0.38)        (0.53)       (0.24)
                                                          --------     --------     --------      --------      -------
   Total distributions ...............................       (3.24)       (1.15)       (0.60)        (0.67)       (0.37)
                                                          --------     --------     --------      --------      -------
   Net asset value, end of year ......................    $  17.58     $  19.99     $  21.68      $  20.70      $ 17.21
                                                          ========     ========     ========      ========      =======
   Total return+ .....................................        5.57%       (3.06)%       7.56%        24.81%       23.84%
                                                          ========     ========     ========      ========      =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..............    $182,354     $209,653     $246,102      $216,039     $127,927
   Ratio of net investment income to
      average net assets .............................        0.77%        0.77%        1.10%         1.39%        1.29%
   Ratio of net expenses to average net assets .......        0.91%        0.88%        0.84%         0.89%        0.91%
   Ratio of expenses to average net assets ...........        0.93%        0.95%        0.85%         0.89%        0.91%
   Portfolio turnover rate ...........................          85%          51%          19%           16%          27%

-----------------------------------
      * Effective October 9, 2000, Capital Guardian Trust Company became the portfolio's adviser and the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value Portfolio.
      + Total return represents aggregate total return for the years indicated. ++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        DREYFUS SMALL CAP VALUE PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR         YEAR         YEAR         YEAR          YEAR
                                                            ENDED        ENDED        ENDED        ENDED         ENDED
                                                          12/31/00     12/31/99     12/31/98     12/31/97     12/31/96++#
                                                          --------     --------     --------     --------     -----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ................    $  16.51     $  14.14     $  16.41      $  14.69       $ 12.22
                                                          --------     --------     --------      --------       -------
   Net investment income/(loss) ......................       (0.03)       (0.04)       (0.03)         0.02          0.12
   Net realized and unrealized gain/(loss)
      on investments .................................        1.87         4.00        (0.13)         3.52          2.95
                                                          --------     --------     --------      --------       -------
   Net increase/(decrease) in net assets
      resulting from investment operations ...........        1.84         3.96        (0.16)         3.54          3.07
                                                          --------     --------     --------      --------       -------
   DISTRIBUTIONS:
   Dividends from net investment income ..............          --           --        (0.02)        (0.10)        (0.14)
   Distributions from net realized gains .............       (2.73)       (1.59)       (2.09)        (1.72)        (0.46)
                                                          --------     --------     --------      --------       -------
   Total distributions ...............................       (2.73)       (1.59)       (2.11)        (1.82)        (0.60)
                                                          --------     --------     --------      --------       -------
   Net asset value, end of year ......................    $  15.62     $  16.51     $  14.14      $  16.41       $ 14.69
                                                          ========     ========     ========      ========       =======
   Total return+ .....................................       11.02%       29.39%       (2.18)%       25.56%        25.63%
                                                          ========     ========     ========      ========       =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..............    $213,086     $187,803     $158,662      $146,195       $85,803
   Ratio of net investment income/(loss)
      to average net assets ..........................       (0.23)%      (0.28)%      (0.23)%        0.20%         0.95%
   Ratio of net expenses to average net assets .......        0.91%        0.90%        0.86%         0.91%         0.92%
   Ratio of expenses to average net assets ...........        1.26%        1.22%        0.94%         0.91%         0.92%
   Portfolio turnover rate ...........................         192%         216%         183%          127%          171%

------------------------------------
      + Total return represents aggregate total return for the periods indicated.
     ++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.
      # The Dreyfus Corporation became the Portfolio's Adviser effective
        September 16, 1996.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              YEAR        YEAR         YEAR         YEAR           YEAR
                                                              ENDED       ENDED        ENDED        ENDED          ENDED
                                                            12/31/00    12/31/99     12/31/98     12/31/97      12/31/96++
                                                            --------    --------     --------     --------      ----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ..................    $ 11.53     $ 12.32      $ 11.87      $ 11.23        $ 11.39
                                                            -------     -------      -------      -------        -------
   Net investment income ...............................       0.74        0.62         0.40         0.39           0.62
   Net realized and unrealized gain/(loss)
      on investments ...................................       0.36       (0.73)        0.46         0.61          (0.44)
                                                            -------     -------      -------      -------        -------
   Net increase/(decrease) in net assets
      resulting from investment operations .............       1.10       (0.11)        0.86         1.00           0.18
                                                            -------     -------      -------      -------        -------
   DISTRIBUTIONS:
   Dividends from net investment income ................      (0.75)      (0.46)       (0.41)       (0.36)         (0.22)
   Distributions from net realized gains ...............       0.00       (0.22)          --           --          (0.12)
                                                            -------     -------      -------      -------        -------
   Total distributions .................................      (0.75)      (0.68)       (0.41)       (0.36)         (0.34)
                                                            -------     -------      -------      -------        -------
   Net asset value, end of year ........................    $ 11.88     $ 11.53      $ 12.32      $ 11.87        $ 11.23
                                                            =======     =======      =======      =======        =======
   Total return+ .......................................      10.16%      (0.87)%       7.38%        9.15%          1.81%
                                                            =======     =======      =======      =======        =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ................    $75,182     $83,777      $82,889      $46,542        $24,727
   Ratio of net investment income
      to average net assets ............................       5.38%       5.52%        5.21%        5.74%          5.68%
   Ratio of net expenses to average net assets .........       0.74%       0.73%        0.72%        0.80%          0.82%
   Ratio of expenses to average net assets .............       0.76%       0.77%        0.73%        0.80%          0.82%
   Portfolio turnover rate .............................      1,109%        596%         615%         185%           222%

----------------------------------------------
      + Total return represents aggregate total return for the periods indicated.
     ++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                       ENDEAVOR ASSET ALLOCATION PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR        YEAR         YEAR         YEAR         YEAR
                                                             ENDED       ENDED        ENDED        ENDED        ENDED
                                                           12/31/00    12/31/99     12/31/98#    12/31/97     12/31/96
                                                           --------    --------     ---------    ---------    ---------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ..................   $  22.89    $  23.89     $  22.34      $  18.84     $  16.28
                                                           --------    --------     --------      --------     --------
   Net investment income ...............................       0.35        0.34         0.43          0.32         0.27
   Net realized and unrealized gain/(loss)
      on investments ...................................      (1.60)       4.80         3.50          3.45         2.61
                                                           --------    --------     --------      --------     --------
   Net increase/(decrease) in net assets resulting from
      investment operations ............................      (1.25)       5.14         3.93          3.77         2.88
                                                           --------    --------     --------      --------     --------
   DISTRIBUTIONS:
   Dividends from net investment income ................      (0.33)      (0.43)       (0.32)        (0.27)       (0.32)
   Distributions from net realized gains ...............      (1.84)      (5.71)       (2.06)           --           --
                                                           --------    --------     --------      --------     --------
   Total distributions .................................      (2.17)      (6.14)       (2.38)        (0.27)       (0.32)
                                                           --------    --------     --------      --------     --------
   Net asset value, end of year ........................   $  19.47    $  22.89     $  23.89      $  22.34     $  18.84
                                                           ========    ========     ========      ========     ========
   Total return+ .......................................      (5.93)%     26.39%       18.39%        20.14%       17.82%
                                                           ========    ========     ========      ========     ========
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ................   $352,333    $414,926     $353,001      $303,102     $240,210
   Ratio of net investment income to average
      net assets .......................................       1.50%       1.58%        1.97%         1.61%        1.59%
   Ratio of net expenses to average net assets .........       0.85%       0.84%        0.78%         0.84%        0.85%
   Ratio of expenses to average net assets .............       0.87%       0.87%        0.80%         0.84%        0.85%
   Portfolio turnover rate .............................        158%        220%         262%           67%          58%

------------------------------
      + Total return represents aggregate total return for the periods indicated.
      # Morgan Stanley Asset Management became the Portfolio's Adviser effective
        April 1, 1998.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                        ENDEAVOR ENHANCED INDEX PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          YEAR           YEAR           YEAR          PERIOD
                                                                          ENDED          ENDED          ENDED          ENDED
                                                                        12/31/00       12/31/99       12/31/98       12/31/97*
                                                                        --------       --------       --------       ---------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ............................    $  18.16       $  16.08        $ 12.29       $ 10.00
                                                                        --------       --------        -------       -------
   Net investment income ...........................................        0.07           0.08           0.04          0.02
   Net realized and unrealized gain/(loss) on investments ..........       (1.99)          2.78           3.81          2.27
                                                                        --------       --------        -------       -------
   Net increase/(decrease) in net assets resulting
      from investment operations ...................................       (1.92)          2.86           3.85          2.29
                                                                        --------       --------        -------       -------
   DISTRIBUTIONS:
   Dividends from net investment income ............................       (0.08)         (0.03)         (0.02)           --
   Distributions from net realized gains ...........................       (1.03)         (0.75)         (0.04)           --
                                                                        --------       --------        -------       -------
   Total distributions .............................................       (1.11)         (0.78)         (0.06)           --
                                                                        --------       --------        -------       -------
   Net asset value, end of period ..................................    $  15.13       $  18.16        $ 16.08       $ 12.29
                                                                        ========       ========        =======       =======
   Total return++ ..................................................      (10.92)%        18.16%         31.39%        22.90%
                                                                        ========       ========        =======       =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............................    $156,517       $153,967        $64,058       $19,811
   Ratio of net investment income to average net assets ............        0.53%          0.73%          0.48%         0.55%+
   Ratio of net expenses to average net assets .....................        0.87%          0.78%          1.10%         1.30%+
   Ratio of net expenses to average net assets before waivers ......        0.87%          0.78%          1.10%         1.56%+
   Portfolio turnover rate .........................................          68%            56%            78%            6%

----------------------------------------
    *  The Portfolio commenced operations on May 2, 1997.
    +  Annualized.
   ++  Total return represents aggregate total return for the periods indicated.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                          ENDEAVOR HIGH YIELD PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        YEAR           YEAR          PERIOD
                                                                                        ENDED          ENDED          ENDED
                                                                                      12/31/00       12/31/99       12/31/98*
                                                                                      --------       --------       ---------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ............................................   $ 10.09        $  9.69        $ 10.00
                                                                                       -------        -------        -------
   Net investment income ...........................................................      0.68           0.47           0.25
   Net realized and unrealized gain/(loss) on investments ..........................     (1.18)          0.09          (0.56)
                                                                                       -------        -------        -------
   Net increase/(decrease) in net assets resulting from investment operations ......     (0.50)          0.56          (0.31)
                                                                                       -------        -------        -------
   DISTRIBUTIONS:
   Dividends from net investment income ............................................     (0.53)         (0.16)            --
                                                                                       -------        -------        -------
   Total distributions .............................................................     (0.53)         (0.16)            --
                                                                                       -------        -------        -------
   Net asset value, end of period ..................................................   $  9.06        $ 10.09        $  9.69
                                                                                       =======        =======        =======
   Total return++ ..................................................................     (5.18)%         5.82%         (3.10)%
                                                                                       =======        =======        =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............................................   $21,733        $20,015        $9,819
   Ratio of net investment income to average net assets ............................      7.87%          7.07%          6.43%+
   Ratio of net expenses to average net assets .....................................      1.13%          1.22%          1.30%+
   Ratio of expenses to average net assets .........................................      1.14%          1.25%          1.43%+
   Ratio of net expenses to average net assets before waivers ......................      1.14%          1.27%          1.58%+
   Portfolio turnover rate .........................................................        57%            77%            26%

-----------------------------------------------------------------------------
    *  The Portfolio commenced operations on June 1, 1998.
    +  Annualized.
   ++  Total return represents aggregate total return for the periods indicated.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                         ENDEAVOR JANUS GROWTH PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                     YEAR           PERIOD
                                                                                                     ENDED           ENDED
                                                                                                    12/31/00       12/31/99*
                                                                                                    ---------     ----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ........................................................    $   95.37     $    69.88
                                                                                                    ---------     ----------
   Net investment income/(loss) ................................................................        (0.23)         (0.04)
   Net realized and unrealized gain/(loss) on investments ......................................       (27.80)         25.53
                                                                                                    ---------     ----------
   Net increase/(decrease) in net assets resulting from investment operations ..................       (28.03)         25.49
                                                                                                    ---------     ----------
   Net asset value, end of period ..............................................................    $   67.34     $    95.37
                                                                                                    =========     ==========
   Total return++ ..............................................................................       (29.39)%        36.48%
                                                                                                    =========     ==========
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ........................................................    $ 754,184     $1,065,191
   Ratio of net investment loss to average net assets ..........................................        (0.24)%        (0.09)%+
   Ratio of net expenses to average net assets .................................................         0.85%          0.83%+
   Ratio of net expenses to average net assets before waivers ..................................         0.86%          0.83%+
   Portfolio turnover rate .....................................................................           46%            43%

------------------------------
    *  The Portfolio commenced operations on May 1, 1999.
    +  Annualized.
   ++  Total return represents aggregate total return for the periods indicated.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                         ENDEAVOR MONEY MARKET PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR         YEAR         YEAR         YEAR        YEAR
                                                             ENDED        ENDED        ENDED        ENDED       ENDED
                                                            12/31/00     12/31/99     12/31/98#    12/31/97    12/31/96
                                                            --------     --------     ---------    --------    --------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ...................   $   1.00     $   1.00     $   1.00      $  1.00    $  1.00
                                                            --------     --------     --------      -------    -------
   Net investment income ................................     0.0579       0.0465       0.0485       0.0498     0.0479
                                                            --------     --------     --------      -------    -------
   DISTRIBUTIONS:
   Dividends from net investment income .................    (0.0579)     (0.0465)     (0.0485)     (0.0498)   (0.0479)
                                                            --------     --------     --------      -------    -------
   Net asset value, end of year .........................   $   1.00     $   1.00     $   1.00      $  1.00    $  1.00
                                                            ========     ========     ========      =======    =======
   Total return+ ........................................       5.95%        4.75%        4.96%        5.07%      4.91%
                                                            ========     ========     ========      =======    =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .................   $124,629     $134,779     $100,932      $51,162    $41,545
   Ratio of net investment income to
      average net assets ................................       5.79%        4.67%        4.92%        4.99%      4.81%
   Ratio of net expenses to average net assets ..........       0.60%        0.55%        0.60%        0.60%      0.60%

----------------------
     + Total return represents aggregate total return for the periods indicated. # Morgan Stanley Asset Management became the Portfolio's Adviser effective
       April 1, 1998.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                            JENNISON GROWTH PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               YEAR          YEAR         YEAR          YEAR        PERIOD
                                                               ENDED         ENDED        ENDED         ENDED        ENDED
                                                             12/31/00**     12/31/99     12/31/98      12/31/97     12/31/96*
                                                             ----------     --------     --------      --------     ---------
   OPERATING PERFORMANCE:
   Net asset value, beginning of period ....................   $ 12.56      $ 12.22       $ 11.75       $ 10.06      $10.00
                                                               -------      -------       -------       -------      ------
   Net investment income ...................................      0.20         0.18          0.11          0.07          --
   Net realized and unrealized gain/(loss) on investments ..     (1.56)        0.41          0.50          1.62        0.06
                                                               -------      -------       -------       -------      ------
   Net increase/(decrease) in net assets resulting from
      investment operations ................................     (1.36)        0.59          0.61          1.69        0.06
                                                               -------      -------       -------       -------      ------
   DISTRIBUTIONS:
   Dividends from net investment income ....................     (0.18)       (0.13)        (0.05)           --          --
   Distributions from net realized gains ...................     (0.72)       (0.12)        (0.09)           --          --
                                                               -------      -------       -------       -------      ------
   Total distributions .....................................     (0.90)       (0.25)        (0.14)           --          --
                                                               -------      -------       -------       -------      ------
   Net asset value, end of period ..........................   $ 10.30      $ 12.56       $ 12.22       $ 11.75      $10.06
                                                               =======      =======       =======       =======      ======
   Total return+ ...........................................    (11.58)%       4.79%         5.18%        16.81%       0.60%
                                                               =======      =======       =======       =======      ======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....................   $36,458      $44,900       $45,506       $26,802      $  701
   Ratio of net investment income/(loss) to average net assets    1.60%        1.34%         1.22%         1.34%      (1.09)%+
   Ratio of net expenses to average net assets .............      0.93%        0.85%         0.98%         1.15%       1.30%+
   Ratio of expenses to average net assets .................      1.00%        0.91%         1.00%         1.15%       1.30%+
   Ratio of net expenses to average net assets before waivers     1.00%        0.91%         1.00%         1.16%      12.69%+
   Portfolio turnover rate .................................       166%          48%           43%           44%          0%

-------------------------------------
      * The Portfolio commenced operations on November 18, 1996.
     ** Effective October 9, 2000, Jennison Associates LLC became the portfolio's adviser and the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth Portfolio.
      + Annualized.
     ++ Total return represents aggregate total return for the periods indicated.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                      T. ROWE PRICE EQUITY INCOME PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR        YEAR         YEAR         YEAR            YEAR
                                                             ENDED       ENDED        ENDED        ENDED           ENDED
                                                           12/31/00    12/31/99     12/31/98     12/31/97       12/31/96++
                                                           --------    ---------    --------      --------       -------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year .................    $  19.50    $  20.04     $  19.34      $  15.49       $ 13.05
                                                           --------    ---------    --------      --------       -------
   Net investment income ..............................        0.39        0.38         0.35          0.25          0.41
   Net realized and unrealized gain
      on investments ..................................        1.78        0.42         1.33          4.06          2.17
                                                           --------    ---------    --------      --------       -------
   Net increase in net assets resulting
      from investment operations ......................        2.17        0.80         1.68          4.31          2.58
                                                           --------    ---------    --------      --------       -------
   DISTRIBUTIONS:
   Dividends from net investment income ...............       (0.39)      (0.40)       (0.28)        (0.19)        (0.10)
   Distributions from net realized gains ..............       (1.76)      (0.94)       (0.70)        (0.27)        (0.04)
                                                           --------    ---------    --------      --------       -------
   Total distributions ................................       (2.15)      (1.34)       (0.98)        (0.46)        (0.14)
                                                           --------    ---------    --------      --------       -------
   Net asset value, end of year .......................    $  19.52    $  19.50     $  20.04      $  19.34       $ 15.49
                                                           ========    =========    ========      ========       =======
   Total return+ ......................................       12.31%       3.47%        8.81%        28.27%        19.88%
                                                           ========    =========    ========      ========       =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...............    $257,343    $264,718     $262,328      $197,228       $78,251
   Ratio of net investment income to
      average net assets ..............................        1.98%       1.89%        2.18%         2.47%         2.89%
   Ratio of net expenses to average net assets ........        0.90%       0.87%        0.85%         0.94%         0.96%
   Ratio of expenses to average net assets ............        0.90%       0.88%        0.85%         0.94%         0.96%
   Portfolio turnover rate ............................          38%         35%          20%           23%           19%

----------------------------------------------------------------------
      + Total return represents aggregate total return for the periods indicated.
     ++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the periods since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR        YEAR         YEAR         YEAR            YEAR
                                                             ENDED       ENDED        ENDED        ENDED           ENDED
                                                           12/31/00    12/31/99     12/31/98     12/31/97       12/31/96++
                                                           --------    --------     --------     --------       ----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year ..................   $  28.73    $  25.60     $  20.78      $  16.29       $ 13.72
                                                           --------    --------     --------      --------       -------
   Net investment income ...............................       0.00*       0.03         0.06          0.04          0.11
   Net realized and unrealized gain/(loss)
      on investments ...................................      (0.15)       5.28         5.76          4.59          2.71
                                                           --------    --------     --------      --------       -------
   Net increase/(decrease) in net assets resulting
      from investment operations .......................      (0.15)       5.31         5.82          4.63          2.82
                                                           --------    --------     --------      --------       -------
   DISTRIBUTIONS:
   Dividends from net investment income ................      (0.03)      (0.07)       (0.05)        (0.03)        (0.01)
   Distributions from net realized gains ...............      (2.93)      (2.11)       (0.95)        (0.11)        (0.24)
                                                           --------    --------     --------      --------       -------
   Total distributions .................................      (2.96)      (2.18)       (1.00)        (0.14)        (0.25)
                                                           --------    --------     --------      --------       -------
   Net asset value, end of year ........................   $  25.62    $  28.73     $  25.60      $  20.78       $ 16.29
                                                           ========    ========     ========      ========       =======
   Total return+ .......................................      (0.51)%     22.19%       28.67%        28.57%       20.77%
                                                           ========    ========     ========      ========       =======
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ................   $269,983    $257,879     $194,301      $123,230       $59,732
   Ratio of net investment income
      to average net assets ............................       0.01%       0.21%        0.43%         0.38%         0.75%
   Ratio of net expenses to average net assets .........       0.90%       0.87%        0.87%         0.96%         1.01%
   Ratio of expenses to average net assets .............       0.91%       0.88%        0.87%         0.96%         1.01%
   Portfolio turnover rate .............................         80%         66%          58%          41%            44%

-------------------------------------------
      * Amount rounds to less than $0.005 per share.
      + Total return represents aggregate total return for the periods indicated.
     ++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the periods since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

================================================================================
   FINANCIAL HIGHLIGHTS
================================================================================
                              ENDEAVOR SERIES TRUST

                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR        YEAR         YEAR         YEAR           YEAR
                                                             ENDED       ENDED        ENDED        ENDED          ENDED
                                                           12/31/00    12/31/99    12/31/98++    12/31/97      12/31/96++
                                                           --------    --------    ----------    --------      ----------
   OPERATING PERFORMANCE:
   Net asset value, beginning of year .................    $  20.88    $  16.19     $  14.21      $  13.95       $  12.19
                                                           --------    --------     --------      --------       --------
   Net investment income ..............................        0.03        0.10         0.12          0.10           0.09
   Net realized and unrealized
      gain/(loss) on investments ......................       (3.68)       5.02         2.08          0.26           1.76
                                                           --------    --------     --------      --------       --------
   Net increase/(decrease) in net assets resulting
      from investment operations ......................       (3.65)       5.12         2.20          0.36           1.85
                                                           --------    --------     --------      --------       --------
   DISTRIBUTIONS:
   Dividends from net investment income ...............       (0.03)      (0.26)       (0.11)        (0.10)         (0.09)
   Distributions from net realized gains ..............       (2.02)      (0.17)       (0.11)           --             --
                                                           --------    --------     --------      --------       --------
   Total distributions ................................       (2.05)      (0.43)       (0.22)        (0.10)         (0.09)
                                                           --------    --------     --------      --------       --------
   Net asset value, end of year .......................    $  15.18    $  20.88     $  16.19      $  14.21       $  13.95
                                                           ========    ========     ========      ========       ========
   Total return+. .....................................      (18.26)%     32.35%       15.44%         2.54%         15.23%
                                                           ========    ========     ========      ========       ========
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's) ..................    $186,664    $228,655     $184,856      $164,560       $134,435
   Ratio of net investment income
      to average net assets ...........................        0.15%       0.73%        0.76%         0.74%          0.73%
   Ratio of net expenses to average net assets ........        0.98%       0.91%        0.98%         1.07%          1.18%
   Ratio of expenses to average net assets ............        1.07%       1.00%        1.10%         1.12%          1.18%
   Portfolio turnover rate ............................          63%         30%          21%           19%            11%

-----------------------------------------------------
      + Total return represents aggregate total return for the periods indicated.
     ++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

================================================================================
   NOTES TO FINANCIAL STATEMENTS
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

1.       SIGNIFICANT ACCOUNTING POLICIES

Endeavor Series Trust (the "Trust") was organized as a Massachusetts business trust on November 19, 1988 under the laws of the Commonwealth of Massachusetts. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust offers fourteen managed investment portfolios: Capital Guardian Global Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian Value Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor Asset Allocation Portfolio, Endeavor Enhanced Index Portfolio, Endeavor High Yield Portfolio, Endeavor Janus Growth Portfolio, Endeavor Money Market Portfolio, Jennison Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio (each a "Portfolio" and collectively the "Portfolios"). The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

CAPITAL GUARDIAN GLOBAL PORTFOLIO, CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO, CAPITAL GUARDIAN VALUE PORTFOLIO, DREYFUS SMALL CAP VALUE PORTFOLIO, DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO, ENDEAVOR ASSET ALLOCATION PORTFOLIO, ENDEAVOR ENHANCED INDEX PORTFOLIO, ENDEAVOR HIGH YIELD PORTFOLIO, ENDEAVOR JANUS GROWTH PORTFOLIO, JENNISON GROWTH PORTFOLIO, T. ROWE PRICE EQUITY INCOME PORTFOLIO, T. ROWE PRICE GROWTH STOCK PORTFOLIO AND T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO.

Generally, a Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities for which the primary market is a domestic or foreign exchange, or which are traded over-the-counter and quoted on the NASDAQ System, are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded, such investments are stated at fair value as determined under the direction of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

ENDEAVOR MONEY MARKET PORTFOLIO: Endeavor Money Market Portfolio's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

FUTURES CONTRACTS:

Certain of the Portfolios may engage in futures contracts for the purpose of hedging against a decline in the value of the portfolio securities held or a rise in the price of the securities a Portfolio intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. A Portfolio recognizes a realized gain or loss when the contract is closed. The change in net unrealized appreciation/depreciation, if any, is shown in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Financial future contracts open at December 31, 2000 were as follows:

                                  NUMBER OF                                              NOTIONAL
                                   CONTRACTS                                               COST      EXPIRATION  UNREALIZED
                               PURCHASED/(SOLD)              DESCRIPTION                   AMOUNT       DATE     GAIN/(LOSS)
                               ----------------   ------------------------------------  -----------  ----------  -----------
Dreyfus  U.S. Government             (95)         10 Year U.S. Treasury Bond contracts  $ 9,464,063  March 2001  $ (27,031)
   Securities Portfolio.......        10          U.S. Long Bond contracts                1,051,875  March 2001     (5,625)
                                     100          5 Year U.S. Treasury Note contracts    10,371,484  March 2001    (15,234)

Endeavor Asset                       (56)         10 Year U.S. Treasury Bond contracts    5,792,221  March 2001    (79,904)
   Allocation Portfolio.......       (82)         U.S. Long Bond contracts                8,287,011  March 2001   (292,239)
                                      21          2 Year U.S. Treasury Note contracts     4,217,147  March 2001     49,134
Endeavor Enhanced
   Index Portfolio............         5          S&P 500 Index contracts                 1,642,878  March 2001     25,873

OPTIONS:

Certain of the Portfolios may purchase or write options which are exchange traded to hedge fluctuation risks in the prices of certain securities. When a Portfolio writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by a Portfolio for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. A Portfolio is subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments.

Transactions in options written during the year ended December 31, 2000, for Dreyfus U.S. Government Securities Portfolio were as follows:

                                                          NUMBER OF     PREMIUMS
                                                          CONTRACTS     RECEIVED
                                                          ---------    ---------
Options written outstanding at December 31, 1999 .......       --            --
Options written during the year ........................   38,150       $58,230
Options terminated in closing purchasing transactions ..       --            --
Options expired during the year ........................       --            --
                                                           ------       -------
Options written outstanding at December 31, 2000 .......   38,150       $58,230
                                                           ======       =======

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

                                            NUMBER OF              EXERCISE          EXPIRATION        NET APPRECIATION/
 DESCRIPTION                                CONTRACTS               PRICE              DATE            (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Call                   (25,000)               1.35900        February 2001            $ 484
30 Year U.S. Treasury Call                   (13,150)               1.84375        February 2001             (252)
                                                                                                            -----
                                                                                                            $ 232
                                                                                                            =====

 FORWARD FOREIGN CURRENCY CONTRACTS:

Capital Guardian Global Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor High Yield Portfolio, Endeavor Janus Growth Portfolio, Jennison Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio may engage in forward foreign currency exchange contracts. A Portfolio engages in forward foreign currency exchange transactions to protect against changes in future exchange rates. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Capital Guardian Global Portfolio had the following open forward foreign currency contracts as of December 31, 2000:

                            SETTLEMENT             LOCAL               CURRENT                  NET UNREALIZED
SELL CONTRACTS                 DATE                VALUE                VALUE             APPRECIATION/(DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
CAD                           3/30/01             224,826             $149,941                     $(1,402)

                            SETTLEMENT             LOCAL               CURRENT                  NET UNREALIZED
BUY CONTRACTS                  DATE                VALUE                VALUE             APPRECIATION/(DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
EUR                           3/30/01             159,496             $150,309                      $1,770
EUR                           3/28/01             118,529             $111,694                       2,694
                                                                                                    ------
                                                                                                    $4,464
                                                                                                    ======

FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, and items of income and expense, are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

REPURCHASE AGREEMENTS:

The Portfolios may enter into repurchase agreements with a bank, broker-dealer or other financial institution, which are secured by obligations of the U.S. government. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to certain costs, losses or delays.

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends, if any, from net investment income of all Portfolios except Endeavor Money Market Portfolio are declared and paid at least annually. Dividends from net investment income of Endeavor Money Market Portfolio are declared daily and paid monthly. For all Portfolios, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Portfolio, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Portfolios.

FEDERAL INCOME TAXES:

The Trust intends that each Portfolio separately qualify annually as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2. INVESTMENT MANAGEMENT FEE, ADMINISTRATIVE FEE, INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust is managed by Endeavor Management Co. (the "Investment Manager") pursuant to a management agreement. The Investment Manager is responsible for providing investment management and administrative services to the Trust, including selecting the investment advisers (the "Advisers") for the Trust's Portfolios. As compensation for these services, the Trust pays the Investment Manager a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Capital Guardian Global Portfolio--1.05% on the first $150 million; 1.00% on assets over $150 million up to $300 million; .95% on assets over $300 million up to $500 million; and .925% on assets over $500 million; Capital Guardian U.S. Equity Portfolio--.85% on the first $300 million; .80% on assets over $300 million up to $500 million; .775% on assets over $500 million; Capital Guardian Value Portfolio--.85% on the first $300 million; .80% on assets over $300 million up to $500 million; and .775% on assets over $500 million; Dreyfus Small Cap Value Portfolio--.80%; Dreyfus U.S. Government Securities Portfolio--.65%; Endeavor Asset Allocation Portfolio--.75%; Endeavor Enhanced Index Portfolio--.75%; Endeavor High Yield Portfolio--.775%; Endeavor Janus Growth Portfolio--.80%; Endeavor Money Market Portfolio--.50%; Jennison Growth Portfolio--.85%; T. Rowe Price Equity Income Portfolio--.80%, T. Rowe Price Growth Stock Portfolio--.80%; T. Rowe Price International Stock Portfolio--.90%. For Endeavor Janus Growth Portfolio, the Investment Manager voluntarily agreed to limit its annual fee to .775% of the Portfolio's average daily net assets for the period January 1, 2000 until April 30, 2000. For Capital Guardian Global Portfolio, the Investment Manager reduced its annual fee from 1.10% of the Portfolio's average daily net assets, effective May 1, 2000.

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

At December 31, 2000, the Trust had a liability for investment management fees payable to the Investment Manager of $1,805,018. From the management fees, the Investment Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

Capital Guardian Trust Company ("Capital Guardian") serves as Adviser to Capital Guardian Global Portfolio, Capital Guardian U.S. Equity Portfolio and Capital Guardian Value Portfolio.

The Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank serves as the Adviser to Dreyfus Small Cap Value Portfolio and Dreyfus U.S. Government Securities Portfolio.

Morgan Stanley Dean Witter Investment Management Inc. ("Morgan Stanley"), a subsidiary of Morgan Stanley Dean Witter & Co., serves as the Adviser to Endeavor Asset Allocation Portfolio and Endeavor Money Market Portfolio.

J.P. Morgan Investment Management Inc. ("Morgan"), a wholly-owned subsidiary of J.P. Morgan and Co. Incorporated, serves as the Adviser to Endeavor Enhanced Index Portfolio.

Massachusetts Financial Services Company ("MFS"), a subsidiary of Sun Life Assurance Company of Canada (U.S.), serves as the Adviser to Endeavor High Yield Portfolio.

Janus Capital Corporation ("Janus Capital") serves as the Adviser to Endeavor Janus Growth Portfolio.

Jennison Associates LLC ("Jennison") serves as the Adviser to Jennison Growth Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the Adviser to T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio.

T. Rowe Price International, Inc. ("T. Rowe Price International"), serves as the Adviser to T. Rowe Price International Stock Portfolio.

PFPC, Inc. ("PFPC"), a wholly-owned subsidiary of PNCBank, assists the Manager in the performance of its administrative responsibilities to the Trust. As compensation for these services, PFPC receives a flat fee of $810,000 per annum. In addition, if the aggregate net assets of the fourteen portfolios exceed $1 billion, PFPC shall also be entitled to receive an additional fee of 0.01% of any net assets in excess of $1 billion. PFPC also serves as the Trust's transfer agent. PFPC's fees are pro-rated among the Portfolios based upon relative net assets.

Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Boston Safe Deposit and Trust Company has agreed to compensate the Portfolios and decrease custody fees for cash balances left uninvested by each Portfolio. For the year ended December 31, 2000, the Fund's custodial expenses were reduced by $247,922.

For the year ended December 31, 2000 the Trust incurred total brokerage commissions of $4,629,569, of which $3,603 was paid to Jardine Fleming Group Ltd., and $9,765 was paid to Robert Fleming Holdings Ltd., brokers formerly affiliated with T. Rowe Price International Stock Portfolio. The Trust has asked the Advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to share the brokerage commissions with the Trust's distributor. The recaptured commissions are used solely to promote the marketing of the Trust's shares. For the year ended
December 31, 2000, the recaptured commissions amount to as follows: Capital Guardian Value Portfolio--$47,056, Dreyfus Small Cap Value Portfolio--$735,554, Endeavor Asset Allocation Portfolio--$55,005, Jennison Growth Portfolio--$27,760, T. Rowe Price Equity Portfolio--$3,575 and T. Rowe Price Growth Portfolio--$32,170.

No director, officer or employee of the Investment Manager, the Advisers or PFPC received any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of the Investment Manager, the Advisers, PFPC or any of their affiliates $18,000 per annum plus $2,500 per Board meeting, $1,000 per telephone board meeting and $500 per Committee meeting attended and reimburses them for travel and out-of-pocket expenses.

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

3.       PURCHASES AND SALES OF SECURITIES

Purchases  and  proceeds  from  sales  of   securities,   excluding   short-term
investments, for the year ended December 31, 2000 were as follows:

                                                                        PURCHASES                          SALES
                                                              ------------------------------   -----------------------------
                                                                  U. S.                            U.S.
                                                               GOVERNMENT         OTHER         GOVERNMENT         OTHER
                                                              ------------      ------------   ------------     ------------
Capital Guardian Global Portfolio .........................             --      $160,791,133             --     $142,666,182
Capital Guardian U.S. Equity Portfolio ....................             --        67,029,986             --       33,987,342
Capital Guardian Value Portfolio ..........................             --       154,274,355             --      186,702,800
Dreyfus Small Cap Value Portfolio .........................             --       400,275,896             --      395,879,340
Dreyfus U.S. Government Securities Portfolio ..............   $580,803,354       276,916,249   $590,216,173      282,685,415
Endeavor Asset Allocation Portfolio .......................          6,258       661,574,847      5,403,503      701,350,729
Endeavor Enhanced Index Portfolio .........................        297,891       131,093,847        219,845      107,981,337
Endeavor High Yield Portfolio .............................             --        14,474,135             --       10,865,307
Endeavor Janus Growth Portfolio ...........................             --       543,322,292             --      449,580,188
Jennison Growth Portfolio .................................             --        62,174,121             --       56,116,692
T. Rowe Price Equity Income Portfolio .....................             --        89,138,976             --      122,640,299
T. Rowe Price Growth Stock Portfolio ......................             --       222,433,152             --      214,162,298
T. Rowe Price International Stock Portfolio ...............             --       133,442,265             --      129,842,377

4.       SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of shares of beneficial interest without par value of one or more series. Shares of the Trust are presently divided into fourteen series of shares, each series representing one of the Trust's fourteen Portfolios. Since Endeavor Money Market Portfolio has sold shares, issued shares as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in shares of beneficial interest were as follows:

                                                                         YEAR ENDED                     YEAR ENDED
                                                                          12/31/00                       12/31/99
                                                                --------------------------      -------------------------
                                                                   SHARES         AMOUNT          SHARES          AMOUNT
                                                                ----------     -----------      ---------     -----------
CAPITAL GUARDIAN GLOBAL PORTFOLIO:
Sold ........................................................    3,772,098     $54,373,771      1,033,646     $13,146,679
Issued as reinvestment of dividends .........................      373,766       4,814,106             --              --
Redeemed ....................................................   (2,555,009)    (35,560,950)      (780,428)     (9,116,452)
                                                                ----------     -----------      ---------     -----------
Net increase ................................................    1,590,855     $23,626,927        253,218     $ 4,030,227
                                                                ==========     ===========     ==========    ============

                                                                         YEAR ENDED
                                                                          12/31/00#
                                                                --------------------------
                                                                   SHARES         AMOUNT
                                                                ----------     -----------
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:
Sold ........................................................      228,817     $ 2,257,360
Conversion proceeds from PFL Target Accounts ................    3,270,727      32,707,272
Redeemed ....................................................     (183,134)     (1,810,331)
                                                                ----------     -----------
Net increase ................................................    3,316,410     $33,154,301
                                                                ==========     ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                --------------------------      -------------------------
                                                                   SHARES         AMOUNT          SHARES         AMOUNT
                                                                ----------     -----------      ---------     -----------
CAPITAL GUARDIAN VALUE PORTFOLIO:
Sold ........................................................      470,560     $ 8,001,105         786,486   $ 16,486,204
Issued as reinvestment of dividends .........................    1,898,084      30,748,959         548,164     12,273,399
Redeemed ....................................................   (2,479,708)    (43,339,381)    (2,199,695)    (46,545,880)
                                                                ----------     -----------     ----------    ------------
Net decrease ................................................     (111,064)    $(4,589,317)      (865,045)   $(17,786,277)
                                                                ==========     ===========     ==========    ============

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                -----------------------------   ---------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                -----------    --------------   -----------    ------------
DREYFUS SMALL CAP VALUE PORTFOLIO:
Sold ........................................................    7,694,000      $124,759,605     2,775,515     $ 41,416,787
Issued as reinvestment of dividends .........................    2,029,632        31,946,414     1,103,293       16,262,533
Redeemed ....................................................   (7,458,517)     (120,750,954)   (3,721,600)     (54,434,507)
                                                                ----------      ------------    ----------     ------------
Net increase ................................................    2,265,115      $ 35,955,065       157,208     $  3,244,813
                                                                ==========      ============    ==========     ============

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                -----------------------------   ---------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                -----------    --------------   -----------    ------------
DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO:
Sold ........................................................      825,800      $  9,534,402     2,044,213      $24,345,506
Issued as reinvestment of dividends .........................      436,769         4,743,313       428,658        4,955,287
Redeemed ....................................................   (2,197,192)     (25,302,690)    (1,935,546)     (22,725,292)
                                                                ----------      ------------    ----------     ------------
Net increase/(decrease) .....................................     (934,623)     $(11,024,975)      537,325      $ 6,575,501
                                                                ==========      ============    ==========     ============

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                -----------------------------   ---------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                -----------    --------------   -----------    ------------
ENDEAVOR ASSET ALLOCATION PORTFOLIO:
Sold ........................................................    1,230,051      $ 27,137,145     1,590,529      $34,131,322
Issued as reinvestment of dividends .........................    1,847,413        37,945,873     4,552,729       87,594,497
Redeemed ....................................................   (3,105,970)      (68,023,891)   (2,795,981)     (60,910,027)
                                                                ----------      ------------    ----------     ------------
Net increase/(decrease) .....................................      (28,506)     $ (2,940,873)    3,347,277      $60,815,792
                                                                ==========      ============    ==========     ============

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                -----------------------------   ---------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                -----------    --------------   -----------    ------------
ENDEAVOR ENHANCED INDEX PORTFOLIO:
Sold ........................................................    2,980,939      $ 50,668,882     5,587,298      $94,614,865
Issued as reinvestment of dividends .........................      651,992        10,542,714       252,468        4,269,241
Redeemed ....................................................   (1,766,809)      (29,612,629)   (1,344,272)     (22,514,200)
                                                                ----------      ------------    ----------     ------------
Net increase ................................................    1,866,122      $ 31,598,967     4,495,494      $76,369,906
                                                                ==========      ============    ==========     ============

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                -----------------------------   ---------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                -----------    --------------   -----------    ------------
ENDEAVOR HIGH YIELD PORTFOLIO:
Sold ........................................................      957,161      $ 9,295,108      1,433,947      $14,306,667
Issued as reinvestment of dividends .........................      116,525        1,105,820         25,299          252,489
Redeemed ....................................................     (657,328)      (6,400,885)      (489,807)      (4,855,309)
                                                                ----------      -----------     ----------     ------------
Net increase ................................................      416,358      $ 4,000,043        969,439      $ 9,703,847
                                                                ==========      ===========     ==========     ============

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                       12/31/99##
                                                                -----------------------------   ---------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                -----------    --------------   -----------    ------------
ENDEAVOR JANUS GROWTH PORTFOLIO:
Sold ........................................................    1,734,784      $162,546,775     1,379,867     $105,431,394
Conversion proceeds from WRL Series Fund ....................           --                --    10,610,293      741,495,920
Redeemed ....................................................   (1,704,316)     (152,767,521)     (821,458)     (60,525,170)
                                                                ----------      ------------    ----------     ------------
Net increase ................................................       30,468      $  9,779,254    11,168,702     $786,402,144
                                                                ==========      ============    ==========     ============

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                      -----------------              -----------------
                                                                      SHARES AND AMOUNT              SHARES AND AMOUNT
                                                                      -----------------              -----------------
ENDEAVOR MONEY MARKET PORTFOLIO:
Sold ........................................................           $636,366,837                   $326,363,081
Issued as reinvestment of dividends .........................              6,616,501                      5,423,292
Redeemed ....................................................           (653,130,243)                  (297,943,998)
                                                                        ------------                   ------------
Net increase/(decrease) .....................................           $(10,146,905)                  $ 33,842,375
                                                                        ============                   ============

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                --------------------------     ----------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                ----------     -----------      ----------     ------------
JENNISON GROWTH PORTFOLIO:
Sold ........................................................      488,580      $5,642,963         632,016      $ 7,673,642
Issued as reinvestment of dividends .........................      261,676       3,027,588          69,517          889,122
Redeemed ....................................................     (784,900)     (9,239,871)       (850,716)     (10,451,346)
                                                                ----------     -----------      ----------     ------------
Net decrease ................................................      (34,644)     $ (569,320)       (149,183)     $(1,888,582)
                                                                ==========     ===========      ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                --------------------------     ----------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                ----------     -----------      ----------     ------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO:
Sold ........................................................    1,052,741     $19,072,302       1,719,791      $34,727,686
Issued as reinvestment of dividends .........................    1,536,047      27,126,583         802,394       16,874,339
Redeemed ....................................................   (2,981,777)    (54,011,760)     (2,036,067)     (41,328,994)
                                                                ----------     -----------      ----------     ------------
Net increase/(decrease) .....................................     (392,989)    $(7,812,875)        486,118      $10,273,031
                                                                ==========     ===========      ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                --------------------------     ----------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                ----------     -----------      ----------     ------------
T. ROWE PRICE GROWTH STOCK PORTFOLIO:
Sold ........................................................    1,481,808     $41,586,694       2,044,360      $52,013,760
Issued as reinvestment of dividends .........................    1,080,794      27,592,678         701,291       17,286,833
Redeemed ....................................................     (999,751)    (27,811,806)     (1,361,342)     (34,218,892)
                                                                ----------     -----------      ----------      -----------
Net increase ................................................    1,562,851     $41,367,566       1,384,309      $35,081,701
                                                                ==========     ===========      ==========      ===========

                                                                         YEAR ENDED                      YEAR ENDED
                                                                          12/31/00                        12/31/99
                                                                --------------------------     ----------------------------
                                                                   SHARES         AMOUNT           SHARES          AMOUNT
                                                                ----------     -----------      ----------     ------------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:
Sold ........................................................   27,448,760    $488,619,467      14,257,730     $250,830,817
Issued as reinvestment of dividends .........................    1,401,999      22,922,682         285,806        4,627,207
Redeemed ....................................................  (27,502,778)   (491,978,015)    (15,007,597)    (265,311,770)
                                                               -----------    ------------     -----------     ------------
Net increase/(decrease) .....................................    1,347,981    $ 19,564,134        (464,061)    $ (9,853,746)
                                                               ===========    ============     ===========     ============

-----------------------------------------------------
   # Capital Guardian U.S. Equity Portfolio commenced operations on October 9,
     2000.
  ## Endeavor Janus Growth Portfolio commenced operations on May 1, 1999.

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

5.       ENDEAVOR SERIES TRUST CONVERSION

On October 9, 2000, the PFL Target 5-January, PFL Target 10-January, PFL Target 5-July and PFL Target 10-July, (collectively the "Target Accounts"), converted 100% of their assets into Capital Guardian U.S. Equity Portfolio in a non-taxable exchange. The net assets of the Target Accounts immediately before the conversion were $32,707,272, including undistributed net investment income, collectively, of $1,506,539. At the time of this conversion, 3,270,727 shares of Capital Guardian U.S. Equity Portfolio were issued. The net assets of the Capital Guardian U.S. Equity Portfolio after the conversion were $32,707,272.

In October 2000, the Capital Guardian U.S. Equity Portfolio was reimbursed approximately $650,000 as a result of certain trading errors which are included in net realized gains/(losses).

6.       ORGANIZATION COSTS

Organization costs are amortized on a straight-line basis over a period of five years from the commencement of operations of each Portfolio which commenced operations prior to July 1, 1998. For portfolios commencing operations after July 1, 1998, organization costs are expensed as they occur. In the event that any of the initial shares (Capital Guardian Global Portfolio--10 shares, Capital Guardian Value Portfolio--10 shares, Dreyfus Small Cap Value Portfolio--10 shares, Dreyfus U.S. Government Securities Portfolio--10 shares, Endeavor Asset Allocation Portfolio--10,000 shares, Endeavor Enhanced Index Portfolio--10 shares, Endeavor High Yield Portfolio--10 shares, Endeavor Money Market Portfolio--100,000 shares, Jennison Growth Portfolio--10 shares, T. Rowe Price Equity Income Portfolio--10 shares, T. Rowe Price Growth Stock Portfolio--10 shares and T. Rowe Price International Stock Portfolio--10,000 shares) owned by a separate account of PFL Life Insurance Company are redeemed during such amortization period, the redemption proceeds will be reduced for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption. The Trust bears the expense of registering and qualifying the shares of the various Portfolios for distribution under Federal and state securities regulations. As of December 31, 2000, all such costs for Capital Guardian Value Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor Asset Allocation Portfolio, Endeavor Money Market Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio have been fully amortized.

7.       CONCENTRATION OF RISK

The Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Endeavor High Yield Portfolio invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

Each Portfolio may invest up to 15% (10% with respect to Endeavor Money Market Portfolio) of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities laws or otherwise, repurchase agreements maturing in more than seven days, interest only and principal only mortgage-backed securities, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities which cannot be sold by a Portfolio without registration under the Securities Act of 1933, as amended, a Portfolio will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Portfolio to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

8.       FEDERAL INCOME TAXES

For the year ended December 31, 2000, permanent differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:

                                            INCREASE/(DECREASE)       INCREASE/(DECREASE)             INCREASE/(DECREASE)
                                                  PAID-IN              UNDISTRIBUTED NET                  ACCUMULATED
                                                  CAPITAL              INVESTMENT INCOME              REALIZED GAIN/(LOSS)
                                            -------------------        ------------------             --------------------
Capital Guardian Global Portfolio ..........  $  (256,950)                $   (1,913)                     $ 258,863
Capital Guardian U.S. Equity Portfolio .....           --                         --                             --
Capital Guardian Value Portfolio ...........            1                       (487)                           486
Dreyfus Small Cap Value Portfolio ..........           (3)                   474,500                       (474,497)
Dreyfus U.S. Government Securities Portfolio           --                      7,041                         (7,041)
Endeavor Asset Allocation Portfolio ........           (1)                    16,501                        (16,500)
Endeavor Enhanced Index Portfolio ..........       (3,421)                     5,842                         (2,421)
Endeavor High Yield Portfolio ..............       (4,490)                     7,886                         (3,396)
Endeavor Janus Growth Portfolio ............   (2,540,437)                 2,551,445                        (11,008)
Endeavor Money Market Portfolio ............           --                         --                             --
Jennison Growth Portfolio ..................       (4,808)                     4,701                            107
T. Rowe Price Equity Income Portfolio ......         (187)                   (60,024)                        60,211
T. Rowe Price Growth Stock Portfolio .......           --                    (21,965)                        21,965
T. Rowe International Stock Portfolio ......     (183,096)                  (293,729)                       476,825


At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over cost and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over value were as follows:

                                                                                                  TAX BASIS
                                                             TAX BASIS         TAX BASIS      NET UNREALIZED
                                                            UNREALIZED        UNREALIZED      APPRECIATION /
                                                           APPRECIATION      DEPRECIATION     (DEPRECIATION)
                                                          -------------      ------------     --------------
Capital Guardian Global Portfolio .....................   $   3,650,416      $  5,442,339      $ (1,791,923)
Capital Guardian U.S. Equity Portfolio ................       2,851,019         2,564,820           286,199
Capital Guardian Value Portfolio ......................      27,026,398         9,303,401        17,722,997
Dreyfus Small Cap Value Portfolio .....................      16,692,593        56,190,327       (39,497,734)
Dreyfus U.S. Government Securities Portfolio ..........         586,136           409,911           176,225
Endeavor Asset Allocation Portfolio ...................      53,802,826        21,652,897        32,149,929
Endeavor Enhanced Index Portfolio .....................      18,045,404        19,550,398        (1,504,994)
Endeavor High Yield Portfolio .........................         296,862         3,519,659        (3,222,797)
Endeavor Janus Growth Portfolio .......................     119,876,691       159,839,460       (39,962,769)
Jennison Growth Portfolio .............................       1,953,643         5,322,812        (3,369,169)
T. Rowe Price Equity Income Portfolio .................      36,556,706        21,282,625        15,274,081
T. Rowe Price Growth Stock Portfolio ..................      51,513,196        25,918,213        25,594,983
T. Rowe Price International Stock Portfolio ...........      21,946,422        19,886,719         2,059,703

================================================================================
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2000, the Portfolios elected to defer capital losses and currency losses occurring between November 1, 2000 and December 31, 2000 as follows:

                                                            CAPITAL LOSSES           CURRENCY LOSSES
                                                            --------------           ---------------
Capital Guardian Global Portfolio ......................    $   175,226                      --
Capital Guardian Value Portfolio .......................         81,947                      --
Dreyfus Small Cap Value Portfolio ......................        607,066                      --
Dreyfus U.S. Government Securities Portfolio ...........        131,211                      --
Endeavor Enhanced Index Portfolio ......................      1,864,405                      --
Endeavor High Yield Portfolio ..........................         59,714                 $   263
Endeavor Janus Growth Portfolio ........................     12,449,565                     138
Jennison Growth Portfolio ..............................        704,261                      --
T. Rowe Price International Stock Portfolio ............             --                  99,212


As of December 31, 2000, the Portfolios had available for federal tax purposes unused capital loss carryforwards as follows:

                                                         EXPIRING IN 2008       EXPIRING IN 2007        EXPIRING IN 2006
                                                         ----------------       ----------------        ----------------
Dreyfus U.S. Government Securities Portfolio ...........           --               $1,556,891                    --

Endeavor Enhanced Index Portfolio ......................     $908,838                      --                     --

Endeavor High Yield Portfolio ..........................       45,788                 149,375                $84,613

Jennison Growth Portfolio ..............................      521,420                      --                     --

================================================================================

               REPORT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS
================================================================================

                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

To the Shareholders and Board of Trustees
Endeavor Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Endeavor Series Trust (comprising, respectively, Capital Guardian Global, Capital Guardian U.S. Equity, Capital Guardian Value, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, Endeavor Asset Allocation, Endeavor Enhanced Index, Endeavor High Yield, Endeavor Janus Growth, Endeavor Money Market, Jennison Growth, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, and T. Rowe Price International Stock Portfolios) (the "Trust") as of December 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endeavor Series Trust at December 31, 2000, and the results of their operation, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                                    /S/SIGNATURE

Philadelphia, Pennsylvania
February 7, 2001

================================================================================
                           TAX INFORMATION (UNAUDITED)
================================================================================
                              ENDEAVOR SERIES TRUST

                                DECEMBER 31, 2000

In accordance with the InternalRevenue Code, the following Portfolios are designating, for purposes of their dividends paid deduction, the corresponding listed amounts as long-term capital gain dividends. These amounts are provided for federal tax compliance purposes. This information is not intended to be used when arriving at your year-end taxable income:

Capital Guardian Global Portfolio ..............................   $ 2,041,036
Capital Guardian Value Portfolio ...............................    24,232,441
Dreyfus Small Cap Value Portfolio ..............................     2,774,352
Endeavor Asset Allocation Portfolio ............................    33,867,639
Endeavor Enhanced Index Portfolio ..............................     3,520,838
Endeavor Janus Growth Portfolio ................................    13,439,418
Endeavor Money Market Portfolio ................................           817
Jennison Growth Portfolio ......................................     2,412,034
T. Rowe Price Equity Income Portfolio ..........................    19,941,429
T. Rowe Price Growth Stock Portfolio ...........................    28,730,232
T. Rowe Price International Stock Portfolio ....................    33,966,130

================================================================================
                   SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
================================================================================
                              ENDEAVOR SERIES TRUST

                               September 25, 2000

At a Special Meeting of the shareholders of Endeavor Value Equity Portfolio, Endeavor Opportunity Value Portfolio and Endeavor Select Portfolio, an amendment to the Management Agreement between Endeavor Management Co. and Endeavor Series Trust relating to the above-mentioned Portfolios was approved as follows:

                                                           ENDEAVOR VALUE
                                                          EQUITY PORTFOLIO
                                                            % (NUMBER) OF
                                                            SHARES VOTING
                                                      --------------------------
For ...............................................   86.777%      9,530,104.274
Against ...........................................    5.135%        563,900.552
Abstain ...........................................    8.088%        888,204.773

                                                        ENDEAVOR OPPORTUNITY
                                                           VALUE PORTFOLIO
                                                            % (NUMBER) OF
                                                            SHARES VOTING
                                                      --------------------------
For ...............................................   84.774%      3,049,019.746
Against ...........................................    6.871%        247,127.542
Abstain ...........................................    8.355%        300,488.600

                                                           ENDEAVOR SELECT
                                                              PORTFOLIO
                                                            % (NUMBER) OF
                                                            SHARES VOTING
                                                      --------------------------
For ...............................................   90.511%      3,799,106.984
Against ...........................................    4.884%        205,003.150
Abstain ...........................................    4.605%        193,300.172

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